UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1.	Reports to Stockholders.

(a)	The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds
Trustees & Officers

Theodore J. Beck
Chairman of the Board

Daniel F. Zemanek*
Vice Chairman of the Board

Francis J. Harmon*
Trustee

Christopher J. Towle
Trustee

Dawn M. Vroegop
Trustee

Stephen T. Weber
President & Trustee

Robert M. Kurinsky
Vice President & Treasurer

Janet L. McWilliams
Chief Legal Officer &
Assistant Vice President

Anne S. Kochevar
Chief Compliance Officer &
Anti-Money Laundering
Compliance Officer

Tanya S. Tancheff
Secretary

Christina E. Algozine
Assistant Secretary

Malinda M. Sanborn
Assistant Treasurer

Distributor
Foreside Financial Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Custodian & Transfer Agent
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

**Retired effective December 31, 2022*

Annual Report to Shareholders
December 31, 2022

DRIEHAUS
MUTUAL FUNDS

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus Emerging Markets Opportunities Fund

Driehaus International Small Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus Small Cap Growth Fund

Driehaus Small/Mid Cap Growth Fund

Driehaus Event Driven Fund

Distributed by:
Foreside Financial Services, LLC

This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds' prospectus.

0

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Emerging Markets Growth Fund (“Fund”) Investor class (DREGX) returned -22.54% and the Institutional class (DIEMX) returned -22.36% for the year ended December 31, 2022. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), returned -20.09% for the year, while the MSCI Emerging Markets Growth Index returned -23.96%.
The 2022 macroeconomic and geopolitical environment was markedly different than the regime that prevailed at the start of the year.  Inflation accelerated, growth slowed more than anticipated, conflict emerged in Europe, and China re-opened after a substantial period of lock down.
One variable that remained unchanged was the persistently tight global labor markets - this generated upward pressure on wages.  By year end, core measures of inflation remained above central bank targets, and the subsequent interest rate increases led to a sharp tightening in financial conditions.  Almost all global asset classes from treasuries to corporate bonds, equities and real assets saw declines in 2022 as real rates moved up dramatically. This was accompanied by a significant increase in market volatility. Investors responded to these events by meaningfully derating price to earnings* multiples while some speculative growth segments crashed more spectacularly. However, there was significant dispersion across the market, and leadership within equities was relatively narrow.
Over the course of 2022, security selection within the energy sector contributed to the Fund’s returns versus the Benchmark. From a geographic perspective, security selection in Canada and Mexico made contributions to performance versus the Benchmark in the past year.
Grupo Financiero Banorte SAB de CV (Ticker: GFNORTEO-MX ) was a notable contributor to the Fund’s returns for the year. The company is a leading private sector commercial bank in Mexico. The earnings of the company remain strongly supported by the higher interest rate environment in Mexico and the relative performance of the company remains strong as a result of its conservative lending behavior, minimizing asset quality risk in the current economic slowdown. The Mexican Peso has also outperformed most emerging market currencies by a wide margin, which helped the total return of holding the company.
Petro Rio (Ticker: PRIO3-BR ) was also a significant contributor to the Fund’s return. Petro Rio is an oil and gas exploration and production company based in Brazil. The company performed well as it continued to ramp up new offshore fields in contiguous blocks, which provides earnings growth through economies of scale. Additionally, during the fourth quarter, the company walked away from a potential acquisition target, removing an overhang, which demonstrated management’s valuation discipline in strategy and execution of bolt-on acquisitions.
During 2022, security selection within the information technology and consumer discretionary sectors detracted from the Fund’s returns versus the Benchmark. At the country level, security selection in China and Taiwan detracted from the Fund’s performance relative to the Benchmark.
Taiwan Semiconductor Manufacturing Co., Ltd. (Ticker: TSM-US) was the most significant detractor from the Fund’s return in 2022.  The company detracted from performance as the shares came under pressure along with the broader semiconductor industry. While earnings have so far held up well, the company has acknowledged that customers are adjusting inventory downwards and expect this to last into the first half of 2023. Taiwan Semiconductor is relatively better positioned given it is heavily exposed to the most advanced chips which have seen more resilient demand than the industry at large. The company could see weaker margins in the coming quarters given the demand pressure but also from the massive spike in capital expenditures the last two years which will drive depreciation expense up. Some investors may also be extrapolating events in Ukraine to require a higher risk premium for the company (which is well held by global investors).
Another significant detractor from the Fund’s return for the year was Samsung Electronics Co., Ltd. (Ticker: 005930-KR). The company underperformed due to the current downcycle in memory prices, as both DRAM and NAND prices have sharply corrected. Weak demand in smartphones and PCs has been the biggest culprit, however, customers across markets are now sitting on higher-than-normal inventory. The memory suppliers are doing everything they can to limit supply growth via conducting fab maintenance, cutting capital expenditure, building their own inventory balances, and in some cases reducing production. Nevertheless, with the company trading around book value, we feel there is positive risk/reward at current levels on a medium-term basis given the industry’s supply discipline.

Looking ahead we see a much more attractive opportunity set than we’ve seen the past two years. While much of the reopening trade has played out in China after the sharp rebound, we still see positive earnings dynamics evolving. Expectations for the scope of an economic recovery are still very low given how weak the economy has been, but consumer savings are incredibly high, and spending on services may surprise positively. This view, if correct, suggests a more positive view toward some parts of the tech hardware supply chain globally which have performed very poorly the past year, it suggests less pressure from a strong dollar as the Chinese yuan appreciates, it suggests relatively more support for global commodities and industrials again and less demand for defensive stocks. An improving demand environment in China opens a lot of doors for us as EM investors that have been closed since the end of 2020 and we welcome that change. A lot has changed, many of our portfolio companies have seen improved relative standing vis-à-vis their competitors, and we don’t see those changes as having been appreciated by the market in such a poor economic scenario. We anticipate more differentiation in forward returns and less of a beta-driven emerging markets recovery going forward, which we hope to use to our advantage.
 Sincerely,

Howard Schwab Lead Portfolio Manager	Chad Cleaver Portfolio Manager	Rich Thies Portfolio Manager

* Price to earnings: Ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).
Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Emerging Markets Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods,with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratios for the Investor Class and Institutional Class are 1.30% and 1.08%, respectively, as of the most recent prospectus dated April 30, 2022, as supplemented January 26, 2023.
Average Annual Total Returns as of 12/31/22	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Growth Fund Investor Class (DREGX)	-22.54%	-1.10%	0.31%	3.46%
Driehaus Emerging Markets Growth Fund Institutional Class (DIEMX)[1]	-22.36%	-0.87%	0.53%	3.58%
MSCI Emerging Markets Index-N2	-20.09%	-2.69%	-1.40%	1.44%
MSCI Emerging Markets Growth Index-N3	-23.96%	-2.93%	-1.33%	2.68%

[1]	The returns for the periods prior to July 17, 2017 (institutional share class inception date) include the performance of the investor share class.
[2]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
[3]	The Morgan Stanley Capital International Emerging Markets Growth Index-Net (MSCI Emerging Markets Growth Index-N) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 94.83%
FAR EAST — 69.87%
China — 26.38%
AIA Group Ltd.	3,936,200	$43,772,257
Aier Eye Hospital Group Co. Ltd. - A	1,538,516	6,876,259
Alibaba Group Holding Ltd. *	5,038,200	55,671,966
BeiGene Ltd. *	504,500	8,673,927
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. - A	2,202,500	10,635,949
China Resources Land Ltd.	3,540,000	16,213,671
ENN Energy Holdings Ltd.	836,000	11,738,670
Foshan Haitian Flavouring & Food Co. Ltd. - A	931,232	10,663,013
Futu Holdings Ltd. - ADR 1,*	94,786	3,853,051
Galaxy Entertainment Group Ltd.	3,251,000	21,491,599
Haidilao International Holding Ltd. 2,*	3,021,000	8,669,635
Industrial & Commercial Bank of China Ltd. - H	60,252,000	31,031,272
JD Health International, Inc. 2,*	1,195,100	10,924,467
Jiangsu Hengli Hydraulic Co. Ltd. - A	1,821,432	16,546,087
Kweichow Moutai Co. Ltd. - A	57,810	14,361,648
Li Ning Co. Ltd.	1,670,500	14,499,660
Meituan - B 2,*	1,880,900	42,097,923
New Oriental Education & Technology Group, Inc. - SP ADR 1,*	237,482	8,269,123
Offcn Education Technology Co. Ltd. - A *	19,924,985	13,270,521
Pinduoduo, Inc. - ADR 1,*	98,490	8,031,859
Ping An Insurance Group Co. of China Ltd. - H	5,641,000	37,327,463
Proya Cosmetics Co. Ltd. - A	1,306,583	31,478,131
Shenzhen Inovance Technology Co. Ltd. - A	1,056,109	10,558,507
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - A	420,619	19,118,055
Super Hi International Holding Ltd. *	176,000	224,131
Suzhou Maxwell Technologies Co. Ltd. - A	139,140	8,243,080
Tencent Holdings Ltd.	1,266,645	54,200,518
Trip.com Group Ltd. - ADR 1,*	702,910	24,180,104
		542,622,546
India — 16.43%
Bharat Electronics Ltd.	9,962,567	12,030,224
Bharat Forge Ltd.	847,104	9,009,120
Bharti Airtel Ltd.	1,633,764	15,918,979
Cipla Ltd.	1,628,951	21,185,420
Dabur India Ltd.	1,454,733	9,872,596
DLF Ltd.	4,130,386	18,722,286
HDFC Bank Ltd. - ADR [1]	309,469	21,170,774
	Shares, Principal Amount, or Number of Contracts	Value
Housing Development Finance Corp. Ltd.	936,970	$29,872,502
ICICI Bank Ltd. - SP ADR [1]	2,021,970	44,260,923
KPIT Technologies Ltd.	1,350,467	11,496,028
Larsen & Toubro Ltd.	984,205	24,813,910
Max Healthcare Institute Ltd. *	2,074,021	11,019,412
Power Grid Corp. of India Ltd.	4,773,920	12,331,521
Reliance Industries Ltd.	1,389,024	42,767,097
State Bank of India	3,490,971	25,896,397
Sun Pharmaceutical Industries Ltd.	1,744,833	21,120,220
Tata Consultancy Services Ltd.	164,639	6,481,081
		337,968,490
South Korea — 10.58%
Hanwha Solutions Corp. *	529,000	18,088,447
Hyundai Mipo Dockyard Co. Ltd.	259,474	17,374,424
KB Financial Group, Inc.	435,594	16,688,762
KT Corp.	838,722	22,448,641
LG Energy Solution Ltd. *	39,740	13,696,665
Macquarie Korea Infrastructure Fund	1,130,245	9,916,160
Samsung Biologics Co. Ltd. 2,*	10,320	6,710,222
Samsung Electronics Co. Ltd.	2,169,784	95,238,857
SK Hynix, Inc.	292,479	17,450,482
		217,612,660
Taiwan — 8.28%
Chailease Holding Co. Ltd.	1	7
Chunghwa Telecom Co. Ltd.	2,870,000	10,551,642
Delta Electronics, Inc.	2,367,000	22,063,916
Hon Hai Precision Industry Co. Ltd.	4,121,000	13,394,540
Largan Precision Co. Ltd.	127,000	8,429,341
Sinbon Electronics Co. Ltd.	739,000	6,612,061
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR [1]	1,467,094	109,283,832
		170,335,339
Indonesia — 3.34%
Bank Central Asia Tbk PT	37,114,875	20,384,274
Bank Mandiri Persero Tbk PT	43,874,100	27,971,764
Telkom Indonesia Persero Tbk PT	50,076,200	12,062,679
United Tractors Tbk PT	4,983,200	8,346,680
		68,765,397
Thailand — 2.94%
Airports of Thailand PCL - NVDR *	9,863,300	21,358,380
Energy Absolute PCL - NVDR	6,079,000	17,025,062
PTT Exploration & Production PCL - NVDR	1,770,300	9,021,451
SCB X PCL - NVDR	4,185,500	12,930,518
		60,335,411
Singapore — 1.35%
United Overseas Bank Ltd.	730,000	16,732,119

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
Yangzijiang Shipbuilding Holdings Ltd.	10,897,800	$11,065,408
		27,797,527
Vietnam — 0.34%
Masan Group Corp.	1,769,080	6,978,767
Philippines — 0.23%
International Container Terminal Services, Inc.	1,293,697	4,643,067
Total FAR EAST (Cost $1,262,408,194)		1,437,059,204
NORTH AMERICA — 8.97%
United States — 4.81%
Coupang, Inc. *	739,930	10,884,370
Globant SA 1,*	55,741	9,373,407
Hecla Mining Co.	2,074,756	11,535,643
MELI Kaszek Pioneer Corp. - A 1,*	896,061	8,933,728
MercadoLibre, Inc. *	19,603	16,588,843
Parade Technologies Ltd.	534,000	13,430,138
Samsonite International SA 2,*	6,336,300	16,682,057
Yum China Holdings, Inc.	211,241	11,544,321
		98,972,507
Mexico — 3.65%
America Movil SAB de CV - SP ADR - L [1]	556,683	10,131,630
Arca Continental SAB de CV	1,510,500	12,250,503
Corp Inmobiliaria Vesta SAB de CV	5,948,400	14,096,791
Grupo Financiero Banorte SAB de CV - O	5,340,092	38,431,453
		74,910,377
Canada — 0.51%
Ivanhoe Mines Ltd. - A *	1,327,900	10,493,744
Total NORTH AMERICA (Cost $171,679,242)		184,376,628
SOUTH AMERICA — 6.97%
Brazil — 5.96%
Ambev SA - ADR 1,*	6,670,077	18,142,610
Banco do Brasil SA	987,200	6,386,617
Equatorial Energia SA	2,817,900	14,433,558
Iguatemi SA	1,857,700	6,491,186
Localiza Rent a Car SA	615,300	6,109,778
Minerva SA	1,508,000	3,700,924
Petro Rio SA *	2,402,300	16,921,235
Rumo SA	2,840,000	10,031,487
SLC Agricola SA	1,562,314	13,856,269
Vale SA - SP ADR [1]	849,636	14,418,323
WEG SA	1,674,900	12,166,955
		122,658,942
Peru — 1.01%
Credicorp Ltd. [1]	152,525	20,691,541
Total SOUTH AMERICA (Cost $141,322,088)		143,350,483
	Shares, Principal Amount, or Number of Contracts	Value
MIDDLE EAST — 6.44%
Saudi Arabia — 2.66%
Dr Sulaiman Al Habib Medical Services Group Co.	155,232	$9,064,982
Nahdi Medical Co.	218,093	9,680,698
Saudi Arabian Oil Co. [2]	3,384,804	29,054,936
Saudi Telecom Co.	706,825	6,878,260
		54,678,876
United Arab Emirates — 2.06%
Abu Dhabi National Oil Co for Distribution PJSC	11,375,631	13,659,678
Abu Dhabi Ports Co. PJSC *	5,276,411	8,246,637
Dubai Electricity & Water Authority PJSC	20,458,334	12,923,633
Emaar Properties PJSC	4,728,777	7,545,236
		42,375,184
Qatar — 1.09%
Qatar Gas Transport Co. Ltd.	9,046,910	9,124,009
Qatar National Bank QPSC	2,683,796	13,303,132
		22,427,141
Israel — 0.63%
Elbit Systems Ltd.	79,346	12,904,183
Total MIDDLE EAST (Cost $144,437,159)		132,385,384
EUROPE — 1.73%
Netherlands — 0.79%
ASML Holding NV [1]	29,915	16,345,556
Jersey, C.I. — 0.51%
Glencore PLC	1,558,893	10,410,662
Greece — 0.43%
OPAP SA	626,899	8,878,178
Russia — 0.00%
Polyus PJSC 1,*,^	63,751	0
Total EUROPE (Cost $46,199,534)		35,634,396
AFRICA — 0.85%
South Africa — 0.85%
Standard Bank Group Ltd.	1,777,181	17,549,809
Total AFRICA (Cost $17,847,996)		17,549,809
Total COMMON STOCKS (Cost $1,783,894,213)		1,950,355,904

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 5.06%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.61% [3] (Cost $104,173,837)	104,173,837	$104,173,837

TOTAL INVESTMENTS (Cost $1,888,068,050)	99.89%	$2,054,529,741
Other Assets In Excess of Liabilities	0.11%	2,185,511
Net Assets	100.00%	$2,056,715,252

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $114,139,240, which represents 6% of Net Assets (see Note F in the Notes to Financial Statements).
[3]	7 day current yield as of December 31, 2022 is disclosed.
^	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustee. The security is valued using significant unobservable inputs.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	94.83%
Short Term Investments	5.06%
Total Investments	99.89%
Other Assets In Excess of Liabilities	0.11%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Far East	69.87%
North America	14.03%
South America	6.97%
Middle East	6.44%
Europe	1.73%
Africa	0.85%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2022

Industry	Percent of Net Assets
Aerospace & Defense	1.21%
Auto Components	0.44%
Banks	15.24%
Beverages	2.18%
Biotechnology	0.42%
Capital Markets	0.67%
Chemicals	0.88%
Construction & Engineering	1.21%
Construction Materials	0.52%
Diversified Consumer Services	1.05%
Diversified Financial Services	1.45%
Diversified Telecommunication Services	2.53%
Electric Utilities	1.30%
Electrical Equipment	1.66%
Electronic Equipment, Instruments & Components	2.45%
Food & Staples Retailing	0.47%
Food Products	1.71%
Gas Utilities	0.57%
Health Care Equipment & Supplies	0.93%
Health Care Providers & Services	1.31%
Holding Companies - Diversified	0.43%
Hotels, Restaurants & Leisure	3.64%
Independent Power and Renewable Electricity Producers	0.83%
Industry	Percent of Net Assets
Insurance	3.94%
Interactive Media & Services	2.64%
Internet & Direct Marketing Retail	7.02%
IT Services	0.77%
Life Sciences Tools & Services	0.33%
Machinery	2.69%
Metals & Mining	2.28%
Money Market Fund	6.12%
Multi-Utilities	0.63%
Oil, Gas & Consumable Fuels	5.59%
Personal Products	2.01%
Pharmaceuticals	2.06%
Real Estate Management & Development	2.02%
Road & Rail	0.79%
Semiconductors & Semiconductor Equipment	7.61%
Software	0.56%
Specialty Retail	0.66%
Technology Hardware, Storage & Peripherals	4.63%
Textiles, Apparel & Luxury Goods	1.51%
Transportation Infrastructure	1.67%
Wireless Telecommunication Services	1.26%
Other Assets In Excess of Liabilities	0.11%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned -21.17% for the year ended December 31, 2022. The Fund’s primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), returned -18.02% for the same period, and the Fund’s secondary benchmark, the MSCI Emerging Markets Small Cap Growth Index, returned -23.25%.
The year 2022 was marked by significant macroeconomic and geopolitical change, impacting both developed and emerging economies, which led to one of the worst years for asset prices in recent history.
The onset of a Federal Reserve (Fed) hiking cycle took the Fed Funds rate from 0.25% to 4.50% over the course of the year, exerting pressure on highly leveraged companies and concept stocks, while leading to a deterioration in the US housing market.  Additionally, Russia’s invasion of Ukraine led to significant disruption in global energy and agricultural commodity markets, causing pain for European economies which were reliant on Russian natural gas. Meanwhile, the UK cycled through three Prime Ministers during the year.  Lastly and sadly, the former Prime Minister of Japan, Shinzo Abe, was assassinated.
 Emerging markets (EM) faced similar headwinds from rising food and energy costs, while China struggled with the ongoing disruption from zero-COVID policy, alongside rising stress in its property market and the continuation of a tightening regulatory regime. President Xi Jinping secured a historic third term as the leader of China, only to be met shortly thereafter with widespread protests against his government’s zero-COVID policy. The subsequent relaxation of this controversial policy ultimately resulted in a significant year-end rally in Chinese equities.
 Elsewhere on the political front, Latin America continued its shift to the left, as Gabriel Boric took office in Chile in March, and Luiz Inacio Lula da Silva was elected President of Brazil in October.
With regard to the Fund’s geographical performance, security selection in Brazil and Hong Kong were leading contributors to performance in 2022. At the sector level, security selection in the consumer staples and healthcare sectors provided key contributions to performance relative to the Benchmark.
Varun Beverages Ltd (Ticker: 540180-IN) was the most significant contributor to the Fund’s returns for the year. Varun Beverages benefited from strong demand recovery as well as market share gains in West and South India. In its most recent fiscal quarter-end, the company’s EBITDA came in fifteen percent (15%) above estimates due to strong revenue and double-digit volume growth. The company has been improving utilization rates, now at ninety percent (90%) versus the seventy percent (70%) pre-Covid level.  We expect that this dynamic will improve return on invested capital (ROIC)* to increase to nineteen percent (19%) by year end versus the ten percent (10%) pre-Covid level. The Team further expects the company to continue to report strong volume growth driven by the recovery of out of home consumption.
 Petro Rio (Ticker: PRIO3-BR) also made a notable contribution to the Fund’s returns for the year.  The company is an oil and gas exploration and production company based in Brazil. The company performed well as it continued to ramp up new offshore fields in contiguous blocks, which provides earnings growth through economies of scale. Additionally, during the fourth quarter, the company walked away from a potential acquisition target, removing an overhang, which demonstrated management’s valuation discipline in its strategy and execution of bolt-on acquisitions.
 Security selection within the consumer discretionary and industrials sectors relative to the Benchmark detracted from performance. From a geographic perspective, security selection in India and Turkey were the top detractors.
From a detractor perspective, Mobile World Investment Corp (Ticker: MWG-IN) was the Fund’s most notable during the year.  The company is Vietnam’s leading retailer, with over 5,700 stores spread across three segments – consumer electronics, grocery, and pharmacy. On the grocery side, Mobile World expanded too rapidly during the pandemic and underestimated the complexity of the logistics associated with the segment. As a result, the company was forced to restructure, closing down 400 stores to focus on profitability and refine its approach to the category. However, this led to a slowing of growth, and Vietnam’s equity market then came under selling pressure during the second half of 2022, as an anti-corruption campaign led to uncertainties over the health of the property and banking sectors.
 PT Adi Sarana Armada (Ticker: ASSA) was also a significant detractor from Fund performance for the year.  PT Adi Sarana Armada is an Indonesia-based company, which provides logistics and delivery services, including corporate car rental, online vehicle trading, and parcel delivery services, the latter of which is the main growth driver for the company. The stock underperformed due to slowing e-commerce volumes in the country over the course of 2022, which coincided with an intensifying competitive landscape for parcel delivery, as well as rising fuel prices.
 After facing macro and stylistic headwinds between 2016 and 2020, EM small cap stocks registered their second consecutive year of outperformance relative to large caps in 2022. Through less exposure to pockets of the Chinese equity market that suffered amid the tightening regulatory backdrop, as well as less exposure to Russia than the all-cap EM index, the last two years have demonstrated the reduced correlation** and stronger relative returns possible by investing in small cap stocks. We closed out 2022 with a full pipeline of investment ideas and remain excited about the opportunity set for the Fund.

We thank you for investing alongside us in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude for your continued confidence in our management capabilities.
Sincerely,

Chad Cleaver, CFA Lead Portfolio Manager	Howard Schwab Portfolio Manager	Rich Thies Portfolio Manager

*    Return on Invested Capital (ROIC): A calculation used to assess a company's efficiency in allocating capital to profitable investments.
**    Correlation: Shows the strength of a relationship between two variables and is expressed numerically by the correlation coefficient.
Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Emerging Markets Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership's inception),with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The Fund will charge a redemption fee of 2.00% on shares held less than sixty (60) days. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.37% as of the most recent prospectus dated April 30, 2022, as supplemented January 26, 2023.
Average Annual Total Returns as of 12/31/22	1 Year	3 Years	5 Years	10 Years
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	-21.17%	6.87%	4.40%	4.71%
MSCI Emerging Markets Small Cap Index-N2	-18.02%	5.11%	1.06%	3.21%
MSCI Emerging Markets Small Cap Growth Index-N3	-23.25%	5.08%	0.79%	2.60%

[1]	The returns reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Morgan Stanley Capital International Emerging Markets Small Cap Index-Net (MSCI Emerging Markets Small Cap Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
[3]	The Morgan Stanley Capital International Emerging Markets Small Cap Growth Index-Net (MSCI Emerging Markets Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance of small cap growth stocks in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 93.75%
FAR EAST — 73.46%
China — 28.84%
Akeso, Inc. - B 1,*	288,000	$1,586,584
Bethel Automotive Safety Systems Co. Ltd. - A	67,206	771,472
Bosideng International Holdings Ltd.	2,468,000	1,173,062
Centre Testing International Group Co. Ltd. - A	189,500	607,887
China Meidong Auto Holdings Ltd.	416,000	853,803
Estun Automation Co. Ltd. - A	199,678	622,728
Hygeia Healthcare Holdings Co. Ltd. 1,*	296,600	2,127,949
Innovent Biologics, Inc. 1,*	272,500	1,169,535
Jiangsu Hengli Hydraulic Co. Ltd. - A	187,350	1,701,908
Jiumaojiu International Holdings Ltd. [1]	463,000	1,236,770
Longshine Technology Group Co. Ltd. - A	153,125	484,153
Man Wah Holdings Ltd.	782,800	779,245
Milkyway Chemical Supply Chain Service Co. Ltd. - A	38,500	646,088
Ming Yang Smart Energy Group Ltd. - A	415,800	1,510,869
Nantong Jianghai Capacitor Co. Ltd. - A	254,300	818,317
Ningbo Orient Wires & Cables Co. Ltd. - A	113,200	1,104,529
Offcn Education Technology Co. Ltd. - A *	1,069,600	712,379
Pacific Basin Shipping Ltd.	2,439,000	824,931
Proya Cosmetics Co. Ltd. - A	92,020	2,216,941
Shenzhen Kedali Industry Co. Ltd. - A	47,100	804,976
Silergy Corp.	74,000	1,050,935
SITC International Holdings Co. Ltd.	428,000	951,909
Sunresin New Materials Co. Ltd. - A	189,944	1,901,435
Suzhou Maxwell Technologies Co. Ltd. - A	20,380	1,207,374
Wuhan DR Laser Technology Corp. Ltd. - A	41,600	754,003
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. - H [1]	650,000	1,157,525
Yihai International Holding Ltd. *	233,000	823,886
		29,601,193
India — 22.27%
APL Apollo Tubes Ltd.	75,927	1,002,203
AU Small Finance Bank Ltd. [1]	199,545	1,578,535
Bharat Forge Ltd.	95,660	1,017,363
Campus Activewear Ltd. *	142,931	714,137
Devyani International Ltd. *	324,351	708,648
Dixon Technologies India Ltd.	24,638	1,162,837
	Shares, Principal Amount, or Number of Contracts	Value
Gujarat Fluorochemicals Ltd.	20,074	$754,819
Indian Hotels Co. Ltd.	131,901	508,041
KPIT Technologies Ltd.	275,917	2,348,780
Max Healthcare Institute Ltd. *	418,607	2,224,087
Motherson Sumi Wiring India Ltd.	1,680,483	1,184,240
Navin Fluorine International Ltd.	24,570	1,208,527
Oberoi Realty Ltd.	99,520	1,044,100
PB Fintech Ltd. *	181,608	984,103
Praj Industries Ltd.	193,832	834,441
Prestige Estates Projects Ltd.	181,278	1,015,731
Rainbow Children's Medicare Ltd.	111,279	994,288
Syngene International Ltd. [1]	182,927	1,294,729
TVS Motor Co. Ltd.	97,090	1,273,800
Varun Beverages Ltd.	62,913	1,005,749
		22,859,158
Taiwan — 6.57%
ASPEED Technology, Inc.	22,700	1,244,473
Gloria Material Technology Corp.	433,000	523,367
Lotes Co. Ltd.	45,000	1,209,351
Sinbon Electronics Co. Ltd.	180,000	1,610,515
Voltronic Power Technology Corp.	25,550	1,284,337
Yageo Corp.	59,000	865,742
		6,737,785
Vietnam — 5.60%
FPT Corp.	660,680	2,305,948
Masan Group Corp.	278,280	1,097,775
Military Commercial Joint Stock Bank *	669,588	519,680
Mobile World Investment Corp.	936,000	1,822,490
		5,745,893
South Korea — 5.08%
Hanwha Solutions Corp. *	35,380	1,209,772
Hyundai Mipo Dockyard Co. Ltd.	16,892	1,131,091
LEENO Industrial, Inc.	9,687	1,197,024
POSCO Chemical Co. Ltd.	4,564	652,003
Samsung Engineering Co. Ltd. *	57,753	1,021,694
		5,211,584
Indonesia — 2.41%
Merdeka Copper Gold Tbk PT *	6,252,000	1,654,616
Sumber Alfaria Trijaya Tbk PT	4,798,200	816,781
		2,471,397
Thailand — 1.72%
Bangchak Corp PCL - NVDR	780,800	710,125
Thai Oil PCL - NVDR	651,500	1,058,088
		1,768,213
Cambodia — 0.53%
NagaCorp Ltd. *	613,339	540,619

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
Philippines — 0.44%
Wilcon Depot, Inc.	861,200	$456,545
Total FAR EAST (Cost $71,307,276)		75,392,387
SOUTH AMERICA — 9.46%
Brazil — 8.43%
Arezzo Industria e Comercio SA	28,000	415,293
Cia Brasileira de Aluminio	524,600	1,131,151
Lojas Renner SA *	230,300	892,606
Orizon Valorizacao de Residuos SA *	140,000	897,072
Petro Rio SA *	197,700	1,392,552
Petroreconcavo SA	189,500	1,184,547
SLC Agricola SA	162,000	1,436,789
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA *	545,000	1,304,665
		8,654,675
Argentina — 1.03%
Pampa Energia SA - SP ADR 2,*	32,956	1,052,615
Total SOUTH AMERICA (Cost $8,461,212)		9,707,290
MIDDLE EAST — 7.12%
Saudi Arabia — 3.57%
Abdullah Al Othaim Markets Co.	18,191	504,717
Arabian Drilling Co. *	24,855	744,724
Leejam Sports Co. JSC	23,242	520,143
Nahdi Medical Co.	42,681	1,894,522
		3,664,106
United Arab Emirates — 2.62%
Abu Dhabi Ports Co. PJSC *	807,845	1,262,601
Emirates Central Cooling Systems Corp. *	3,688,182	1,426,025
		2,688,626
Qatar — 0.93%
Qatar Gas Transport Co. Ltd.	948,814	956,900
Total MIDDLE EAST (Cost $7,512,080)		7,309,632
NORTH AMERICA — 3.71%
Canada — 2.23%
Filo Mining Corp. *	44,900	770,662
Ivanhoe Mines Ltd. - A *	191,494	1,513,283
		2,283,945
United States — 0.92%
Parade Technologies Ltd.	37,455	941,996
Mexico — 0.56%
FIBRA Macquarie Mexico [1]	393,400	579,405
Total NORTH AMERICA (Cost $3,191,996)		3,805,346
Total COMMON STOCKS (Cost $90,472,564)		96,214,655
	Shares, Principal Amount, or Number of Contracts	Value
PREFERRED STOCKS — 0.86%
SOUTH AMERICA — 0.86%
Brazil — 0.86%
Bradespar SA, 2.74% [3]	158,500	$883,217
Total SOUTH AMERICA (Cost $789,301)		883,217
Total PREFERRED STOCKS (Cost $789,301)		883,217
SHORT TERM INVESTMENTS — 6.56%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.61% [4] (Cost $6,732,347)	6,732,347	6,732,347

TOTAL INVESTMENTS (Cost $97,994,212)	101.17%	$103,830,219
Liabilities in Excess of Other Assets	(1.17)%	(1,201,414)
Net Assets	100.00%	$102,628,805

JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
SP ADR	Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $10,731,032, which represents 10% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Foreign security denominated and/or traded in U.S. dollars.
[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[4]	7 day current yield as of December 31, 2022 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2022

Security Type	Percent of Net Assets
Common Stocks	93.75%
Preferred Stocks	0.86%
Short Term Investments	6.56%
Total Investments	101.17%
Liabilities In Excess of Other Assets	(1.17)%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Far East	73.46%
South America	10.32%
North America	10.27%
Middle East	7.12%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2022

Industry	Percent of Net Assets
Air Freight & Logistics	0.63%
Auto Components	3.67%
Automobiles	1.24%
Banks	2.05%
Beverages	0.98%
Biotechnology	2.69%
Chemicals	4.94%
Commercial Services & Supplies	0.87%
Communications Equipment	1.13%
Construction & Engineering	1.81%
Construction Materials	0.63%
Diversified Consumer Services	0.69%
Electric Utilities	1.03%
Electrical Equipment	5.78%
Electronic Equipment, Instruments & Components	3.60%
Energy Equipment & Services	0.72%
Equity Real Estate Investment Trusts	0.56%
Food & Staples Retailing	3.14%
Food Products	3.27%
Health Care Providers & Services	5.21%
Hotels, Restaurants & Leisure	3.43%
Household Durables	1.89%
Industry	Percent of Net Assets
Insurance	0.96%
IT Services	2.25%
Life Sciences Tools & Services	1.26%
Machinery	3.37%
Marine	1.73%
Metals & Mining	7.29%
Money Market Fund	6.56%
Oil, Gas & Consumable Fuels	5.16%
Personal Products	2.16%
Professional Services	0.59%
Real Estate Management & Development	2.01%
Road & Rail	1.27%
Semiconductors & Semiconductor Equipment	5.06%
Software	2.76%
Specialty Retail	3.91%
Textiles, Apparel & Luxury Goods	2.25%
Transportation Infrastructure	1.23%
Water Utilities	1.39%
Liabilities In Excess of Other Assets	(1.17)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Emerging Markets Opportunities Fund (“Fund”) returned -18.86% for the year ended December 31, 2022 and outperformed its primary benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), which returned -20.09% for the year.  The Fund’s secondary benchmark, the equally weighted 50% MSCI Emerging Markets Index and 50% JP Morgan Global Bond Index Emerging Markets Global Diversified, returned -15.67%.
The calendar year 2022 macroeconomic and geopolitical environment was markedly different than the regime that prevailed at the start of the year.  Inflation accelerated, growth slowed more than anticipated, conflict emerged in Europe, and China re-opened after a substantial period of lock down.
One variable that remained unchanged, however, was persistently tight global labor markets - this generated upward pressure on wages.  By the end of 2022, core measures of inflation remained above central bank targets, and subsequent interest rate increases may lead to a further tightening in financial conditions.  Almost all global asset classes from treasuries to corporate bonds, equities and real assets saw declines in 2022 as real rates moved up dramatically. This was accompanied by a significant increase in market volatility. Investors responded to these events by meaningfully derating price to earnings multiples while some speculative growth segments crashed more spectacularly. However, there was significant dispersion across the market, and leadership within equities was relatively narrow.
In 2022, equity security selection in the energy and consumer discretionary sectors contributed to the Fund’s return versus the Benchmark. From a country perspective, security selection in Russia and Taiwan made contributions to performance versus the Benchmark in the past year.
Petro Rio (Ticker: PRIO3-BR ) was the most significant contributor to the Fund’s return. Petro Rio is an oil and gas exploration and production company based in Brazil. The company performed well as it continued to ramp up new offshore fields in contiguous blocks, which provides earnings growth through economies of scale. Additionally, during the fourth quarter, the company walked away from a potential acquisition target, removing an overhang, which demonstrated management’s valuation discipline in strategy and execution of bolt-on acquisitions.
 For 2022, stock selection within the consumer staples and financials sectors detracted from the Fund’s returns versus the Benchmark. At the country level, security selection in China and India detracted from Fund performance versus the Benchmark.
Taiwan Semiconductor Manufacturing Co., Ltd. (Ticker: TSM-US) was the most significant detractor from the Fund’s return in 2022.  The company detracted from performance as the shares came under pressure along with the broader semiconductor industry. While earnings have so far held up well, the company has acknowledged that customers are adjusting inventory downwards and expect this to last into the first half of 2023. We believe that Taiwan Semiconductor is relatively better positioned given it is heavily exposed to the most advanced chips which have seen more resilient demand than the industry at large. The company could nonetheless see weaker margins in the coming quarters given the demand pressure but also from the massive spike in capital expenditures the last two years which will drive depreciation expense up. Some investors may also be extrapolating events in Ukraine to require a higher risk premium for the company (which is well held by global investors).
Looking ahead we see a much more attractive opportunity set than we’ve seen the past two years. While much of the reopening trade has played out in China after the sharp rebound, we still see positive earnings dynamics evolving. Expectations for the scope of an economic recovery are still very low given how weak the economy has been, but consumer savings are incredibly high, and spending on services may surprise positively. This view, if correct, suggests a more positive view toward some parts of the tech hardware supply chain globally which have performed very poorly the past year, it suggests less pressure from a strong dollar as the Chinese yuan appreciates, it suggests relatively more support for global commodities and industrials again and less demand for defensive stocks. An improving demand environment in China opens a lot of investment opportunities for the Fund that have not been available since the end of 2020, and we welcome that change. A lot has changed, many of our portfolio companies have seen improved relative standing vis-à-vis their competitors, and we don’t see those changes as having been appreciated by the market in such a poor economic scenario. We anticipate more differentiation in forward returns and less of a beta-driven emerging markets recovery going forward, which we hope to use to our advantage.

 We thank you for investing in the Fund and express our gratitude for your continued confidence in our management capabilities.
 Sincerely,

Richard Thies Lead Portfolio Manager	Chad Cleaver Portfolio Manager

Howard Schwab Portfolio Manager	Jonathon Mershimer Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Emerging Markets Opportunities Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since April 10, 2017 (the date of the fund's inception),with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The Fund will charge a redemption fee of 2.00% on shares held less than sixty (60) days. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.32% as of the most recent prospectus dated April 30, 2022, as supplemented January 26, 2023.
Average Annual Total Returns as of 12/31/22	1 Year	3 Years	5 Years	Since Inception (4/10/17 - 12/31/22)
Driehaus Emerging Markets Opportunities Fund (DMAGX)[1]	-18.86%	1.64%	2.08%	5.28%
MSCI Emerging Markets Index-N2	-20.09%	-2.69%	-1.40%	2.37%
MSCI EM/JP Morgan GBI Blended Index[3]	-15.67%	-4.12%	-1.71%	1.01%

[1]	Prior to January 29, 2020, the Driehaus Emerging Markets Opportunities Fund was known as the Driehaus Multi-Asset Growth Economies Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Morgan Stanley Capital International Emerging Markets Index-Net (MSCI Emerging Markets Index-N) is a market capitalization-weighted index designed to measure equity market performance in emerging markets. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.
[3]	The MSCI EM/JPMorgan Government Bond Index Blended Index is an equally weighted benchmark comprised of 50 percent by the Morgan Stanley Capital International Emerging Markets Index-Net (MSCI EM) and 50 percent by the JPMorgan Global Bond Index Emerging Markets Global Diversified (JPMorgan GBI). The MSCI EM is a market capitalization-weighted index designed to measure equity market performance in emerging markets and the JPMorgan GBI tracks debt instruments in the emerging markets. Source: Morgan Stanley Capital International Inc. and JPMorgan.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
SOVEREIGN BONDS — 20.40%
Brazil — 1.63%
Brazil Notas do Tesouro Nacional Serie F 10.00%, 1/1/27 [1]	2,000,000	$347,738
Brazil Notas do Tesouro Nacional Serie F 10.00%, 1/1/31 [1]	2,500,000	413,466
		761,204
Chile — 1.03%
Chile Government International Bond 3.24%, 2/6/28 [2]	250,000	231,945
Chile Government International Bond 2.45%, 1/31/31 [2]	300,000	248,850
		480,795
China — 2.07%
China Government Bond 3.27%, 11/19/30 [1]	6,500,000	966,061
Colombia — 0.49%
Colombia Government International Bond 3.00%, 1/30/30 [2]	300,000	229,430
Czech Republic — 1.24%
Czech Republic Government Bond 2.40%, 9/17/25 [1]	10,000,000	411,015
Czech Republic Government Bond 1.20%, 3/13/31 [1]	5,000,000	164,546
		575,561
Dominican Republic — 0.54%
Dominican Republic International Bond 4.88%, 9/23/32 [2]	300,000	249,023
Egypt — 0.30%
Egypt Government International Bond 5.87%, 2/16/31 [2]	200,000	139,780
Indonesia — 1.25%
Indonesia Treasury Bond 7.00%, 9/15/30 [1]	9,000,000,000	584,787
Mexico — 3.65%
Mexican Bonos 7.75%, 5/29/31 [1]	5,000,000	237,636
Mexican Bonos 8.50%, 11/18/38 [1]	11,000,000	534,648
Mexico Government International Bond 4.50%, 4/22/29 [2]	260,000	247,526
Mexico Government International Bond 4.87%, 5/19/33 [2]	300,000	275,452
	Shares, Principal Amount, or Number of Contracts	Value
Petroleos Mexicanos 6.50%, 3/13/27 [2]	300,000	$273,726
Petroleos Mexicanos 6.70%, 2/16/32 [2]	169,000	132,732
		1,701,720
Oman — 1.54%
Oman Government International Bond 6.75%, 10/28/27 [2]	400,000	415,265
Oman Government International Bond 6.00%, 8/1/29 [2]	300,000	301,851
		717,116
Panama — 0.64%
Panama Government International Bond 2.25%, 9/29/32 [2]	400,000	296,215
Peru — 1.33%
Peruvian Government International Bond 6.95%, 8/12/31 [1]	2,500,000	619,842
Poland — 0.64%
Republic of Poland Government Bond 1.75%, 4/25/32 [1]	2,000,000	300,090
Qatar — 0.83%
Qatar Government International Bond 3.75%, 4/16/30 [2]	400,000	388,234
Saudi Arabia — 1.73%
Saudi Government International Bond 3.25%, 10/22/30 [2]	500,000	457,525
Saudi Government International Bond 2.75%, 2/3/32 [2]	400,000	349,465
		806,990
South Africa — 0.49%
Republic of South Africa Government Bond 8.50%, 1/31/37 [1]	4,900,000	228,919
United Arab Emirates — 1.00%
Abu Dhabi Government International Bond 1.63%, 6/2/28 [2]	250,000	219,863
Abu Dhabi Government International Bond 1.70%, 3/2/31 [2]	300,000	248,162
		468,025
Total SOVEREIGN BONDS (Cost $10,261,273)		9,513,792

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 70.84%
Argentina — 0.83%
Pampa Energia SA - SP ADR 2,*	12,079	$385,803
Brazil — 4.68%
Banco do Brasil SA	41,000	265,246
Cia de Saneamento Basico do Estado de Sao Paulo *	18,800	202,398
Iguatemi SA	58,600	204,760
Lojas Renner SA *	50,800	196,893
Petro Rio SA *	114,900	809,329
Rumo SA	54,700	193,212
SLC Agricola SA	35,200	312,191
		2,184,029
Canada — 1.28%
B2Gold Corp.	64,300	228,422
Ivanhoe Mines Ltd. - A *	46,700	369,047
		597,469
China — 16.37%
AIA Group Ltd.	51,200	569,366
Alibaba Group Holding Ltd. *	89,600	990,077
BeiGene Ltd. - ADR 2,*	934	205,424
BYD Co. Ltd. - H	6,561	161,893
China Resources Beer Holdings Co. Ltd.	46,000	321,481
China Resources Land Ltd.	80,000	366,411
Innovent Biologics, Inc. 3,*	98,000	420,604
JD Health International, Inc. 3,*	29,372	268,491
JD.com, Inc. - A	1,783	50,300
KE Holdings, Inc. - ADR 2,*	16,495	230,270
Li Ning Co. Ltd.	57,684	500,687
Meituan - B 3,*	34,452	771,098
Ping An Insurance Group Co. of China Ltd. - H	47,000	311,007
Postal Savings Bank of China Co. Ltd. - H [3]	792,000	492,118
Tencent Holdings Ltd.	30,053	1,285,986
Trip.com Group Ltd. - ADR 2,*	20,119	692,094
		7,637,307
France — 0.50%
L'Oreal SA	651	232,473
India — 10.14%
Apollo Hospitals Enterprise Ltd.	4,666	252,538
Bharti Airtel Ltd.	46,201	450,171
DLF Ltd.	80,179	363,437
HDFC Bank Ltd. - ADR [2,4]	7,431	508,355
Housing Development Finance Corp. Ltd.	12,290	391,830
ICICI Bank Ltd. - SP ADR [2]	41,524	908,960
KPIT Technologies Ltd.	23,881	203,290
MakeMyTrip Ltd. 2,*	12,310	339,387
	Shares, Principal Amount, or Number of Contracts	Value
Max Healthcare Institute Ltd. *	57,668	$306,394
Power Grid Corp. of India Ltd.	102,198	263,988
Reliance Industries Ltd.	24,096	741,899
		4,730,249
Indonesia — 2.19%
Bank Central Asia Tbk PT	848,045	465,764
Bank Negara Indonesia Persero Tbk PT	941,200	557,737
		1,023,501
Mexico — 2.00%
America Movil SAB de CV - SP ADR - L [2]	15,626	284,393
Grupo Financiero Banorte SAB de CV - O	89,371	643,183
Sitios Latinoamerica SAB de CV *	15,626	7,378
		934,954
Netherlands — 1.01%
ASML Holding NV	876	472,420
Peru — 0.55%
Credicorp Ltd. [2]	1,880	255,041
Qatar — 0.61%
Qatar National Bank QPSC	57,501	285,023
Saudi Arabia — 3.40%
Nahdi Medical Co.	3,557	157,888
Saudi Arabian Oil Co. [3]	108,945	935,177
Saudi Telecom Co.	50,559	492,000
		1,585,065
Singapore — 0.82%
United Overseas Bank Ltd.	16,600	380,484
South Korea — 10.02%
Hankook Tire & Technology Co. Ltd.	12,863	317,637
Hyundai Mipo Dockyard Co. Ltd.	4,806	321,810
KB Financial Group, Inc.	8,371	320,715
Kia Corp.	3,738	175,875
LEENO Industrial, Inc.	2,632	325,236
LG Energy Solution Ltd. *	1,410	485,966
Macquarie Korea Infrastructure Fund	44,563	390,972
Samsung Card Co. Ltd.	14,533	340,050
Samsung Electronics Co. Ltd.	39,540	1,735,539
SK Hynix, Inc.	4,341	259,002
		4,672,802
Taiwan — 7.14%
ASPEED Technology, Inc.	4,000	219,290
Delta Electronics, Inc.	35,986	335,442
Hon Hai Precision Industry Co. Ltd.	121,103	393,623

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
Sinbon Electronics Co. Ltd.	40,136	$359,109
Taiwan Semiconductor Manufacturing Co. Ltd.	138,668	2,023,478
		3,330,942
Thailand — 1.50%
Airports of Thailand PCL - NVDR *	201,600	436,553
PTT Exploration & Production PCL - NVDR	51,400	261,934
		698,487
United Arab Emirates — 1.99%
Air Arabia PJSC	983,661	575,851
Dubai Electricity & Water Authority PJSC	554,709	350,413
		926,264
United Kingdom — 0.61%
Network International Holdings PLC 3,*	79,137	285,105
United States — 5.20%
EPAM System, Inc. *	522	171,080
Liberty Media Corp.-Liberty Formula One - C 4,*	6,877	411,107
MELI Kaszek Pioneer Corp. - A 4,*	18,498	184,425
PriceSmart, Inc.	6,121	372,035
Samsonite International SA 3,*	362,154	953,470
Yum China Holdings, Inc.	6,053	330,797
		2,422,914
Total COMMON STOCKS (Cost $29,311,591)		33,040,332
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 7.62%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.61% [5] (Cost $3,554,812)	3,554,812	$3,554,812

TOTAL INVESTMENTS (Cost $43,127,676)	98.86%	$46,108,936
Other Assets in Excess of Liabilities	1.14%	533,377
Net Assets	100.00%	$46,642,313

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security, par value shown in local currency.
[2]	Foreign security denominated and/or traded in U.S. dollars.
[3]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $4,126,063, which represents 9% of Net Assets (see Note F in the Notes to Financial Statements).
[4]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[5]	7 day current yield as of December 31, 2022 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Sovereign Bonds	20.40%
Common Stocks	70.84%
Short Term Investments	7.62%
Total Investments	98.86%
Other Assets In Excess of Liabilities	1.14%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2022

Regional Weightings	Percent of Net Assets
Far East	51.50%
North America	20.29%
Middle East	11.10%
South America	10.54%
Europe	4.00%
Africa	0.79%
Central America	0.64%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Schedule of Investments
December 31, 2022

Industry	Percent of Net Assets
Airlines	1.24%
Auto Components	0.68%
Automobiles	0.73%
Banks	10.90%
Beverages	0.69%
Biotechnology	1.34%
Capital Markets	0.84%
Consumer Finance	0.73%
Diversified Financial Services	0.84%
Diversified Telecommunication Services	1.06%
Electric Utilities	1.40%
Electrical Equipment	1.04%
Electronic Equipment, Instruments & Components	2.33%
Entertainment	0.88%
Food & Staples Retailing	1.14%
Food Products	0.67%
Health Care Providers & Services	1.20%
Holding Companies - Diversified	0.40%
Hotels, Restaurants & Leisure	2.92%
Insurance	1.89%
Interactive Media & Services	2.76%
Internet & Direct Marketing Retail	4.46%
Industry	Percent of Net Assets
IT Services	0.98%
Machinery	0.69%
Metals & Mining	1.28%
Money Market Fund	7.62%
Multi-Utilities	0.75%
Oil, Gas & Consumable Fuels	5.90%
Personal Products	0.50%
Real Estate Management & Development	2.50%
Road & Rail	0.41%
Semiconductors & Semiconductor Equipment	7.07%
Software	0.43%
Sovereign Bonds	20.40%
Specialty Retail	0.42%
Technology Hardware, Storage & Peripherals	3.72%
Textiles, Apparel & Luxury Goods	3.11%
Transportation Infrastructure	0.94%
Water Utilities	0.43%
Wireless Telecommunication Services	1.57%
Other Assets In Excess of Liabilities	1.14%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus International Small Cap Growth Fund (“Fund”) returned -24.40% for the year ended December 31, 2022. The Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), returned -26.09%.
The macroeconomic and geopolitical environment is drastically different than the regime that prevailed at the start of 2022. Inflation accelerated, growth slowed more than anticipated, conflict emerged in Europe, and China re-opened after a substantial period of lock down.
One variable that remained unchanged was the persistently tight global labor markets - this has generated upward pressure on wages. By year end, core measures of inflation remained above central bank targets, and the subsequent interest rate increases led to a sharp tightening in financial conditions. Almost all global asset classes from treasuries to corporate bonds, equities and real assets saw declines in 2022 as real rates moved up dramatically. This was accompanied by a significant increase in market volatility. Investors responded to these events by meaningfully derating price to earnings multiples while some speculative growth segments crashed more spectacularly. However, there was significant dispersion across the market, and leadership within equities was relatively narrow.
From a sector perspective, security selection in the financials and communication services sectors contributed to the Fund’s return versus the Benchmark. From a geographical perspective, holdings in Sweden and the Netherlands contributed positively to the performance of the Fund compared to the Benchmark.
Hexatronic Group AB (Ticker: HTRO-SE) was the top contributor to Fund performance for the year.  In early October, Hexatronic Group AB preannounced better than expected results showing 53% revenue growth and 168% order growth. This resulted in positive earnings estimate revisions for both 2022 and mid-term forecasts. The company’s strong top and bottom-line performance during 2022 drove consensus earnings estimates from SEK 2.00 to SEK 3.65, which exceeded the upside  in the model supporting our initial thesis.  While we are pleased with the upside surprise, we are re-evaluating our model to determine whether there may remain justification for continued earnings expansion and valuation upside.
OCI NV (Ticker: OCI-NL) also contributed to the Fund’s performance for the year. OCI NV is a fertilizer producer with an industry leading, low-cost global footprint. In 2022, fertilizer prices rallied, doubling in some cases, driven by the combined effects of limited Russian supply and higher natural gas feedstock costs.  The company benefited from this strong pricing for agriculture fertilizer products and continued supply chain disruption in the space.  We expect this strong pricing environment to continue for the foreseeable future, and believe the company, through its low-cost global presence, will continue to benefit accordingly.
For 2022, security selection in the consumer discretionary and consumer staples sectors detracted from the Fund’s performance versus the Benchmark. At the country level, security selection in the United Kingdom and Switzerland detracted from the Fund’s performance versus the Benchmark.
The most significant detractor from returns for the year was Halfords Group Plc. (Ticker: HFD-GB). Halfords Group is a leading retailer of motoring, cycling and leisure products and services.  The business was an early pandemic beneficiary with a pull forward of demand, which in turn created challenging comparisons in 2022.  The stock suffered tougher comps in cycling, with the motoring business slower to recover than expected, and cost inflation having a adverse impact on profitability.  Additionally, higher inventory levels, coupled with weaker than expected profit guidance led to multiple consensus downgrades as company specific and external UK consumer challenges impacted performance.
   Hornbach Holding AG & Co. KGaA. (Ticker: HBH-DE) also detracted from the Fund’s performance for the year.  Hornbach is a top 10 do it yourself/home improvement retail chain that operates in Germany and throughout Europe. The company performed well throughout the pandemic and following a couple of very years of growth, the company faced more challenging comparisons on its sales and margins in 2022. Reduced guidance in the first half of the year and a more uncertain outlook given concerns about the consumer and real estate outlook contributed to the company’s disappointing results.
We believe that the economic backdrop remains unusually complicated. Both the Purchasing Managers’ Index (PMI)* and ISM Manufacturing Index** have weakened, and yield curves by and large are substantially inverted. However, global unemployment rates remain low  with employment data consistently beating expectations. For much of the latter part of the year, there has been a seeming manufacturing recession while the services sector appears to remain robust.

We believe that the complications of the current environment are sufficiently cloudy that producing a high conviction single point forecast (Recession? Soft landing?) is a fool’s errand. We perceive the divergence of central bank policies, fiscal policies, and COVID re-reopening mismatches further contribute to this high potential variance. Sources of optimism, however, include China’s economic re-opening, interest rates softening, the prospect of Europe coming out of recession. We remain cognizant that inflation remains at generational highs – and shifts towards deglobalization, decarbonization and changing demographics could all increase economic and policy uncertainty, resulting in greater variability in rates and rate expectations.
Moreover, a recession versus a soft-landing scenario have significantly different earnings outcomes. While our approach is to construct a sufficiently diversified portfolio with preferred sub-themes that provide the Fund with differentiated stock selection, we are not in aggregate making a meaningful bet on the recession versus soft landing question. At the regional level, we maintain an overweight in Europe. We believe that relative valuations are historically low. Despite the massive 2022 headwinds, unemployment is as low as it has even been post the foundation of the eurozone - although at a high enough level in aggregate as to not present the extent of wage inflation pressures with which U.S. and U.K. central bankers are contending. Economic surprise indices have continued to surprise to the upside, and stable energy prices increase the odds of a profit margin rebound for many of the worst affected European corporates.
Thank you for investing alongside us in the Fund. We appreciate your continued confidence in our management capabilities.
  Sincerely,

Daniel Burr Portfolio Manager	David Mouser Portfolio Manager	Ryan Carpenter Assistant Portfolio Manager

* Purchasing Managers’ Index: An index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting.
** ISM Manufacturing Index: A monthly indicator of U.S. economic activity based on a survey of purchasing managers at more than 300 manufacturing firms. It is considered to be a key indicator of the state of the U.S. economy.
Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus International Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods,with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The Fund will charge a redemption fee of 2.00% on shares held less than sixty (60) days. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.15% as of the most recent prospectus dated April 30, 2022, as supplemented January 26, 2023.
Average Annual Total Returns as of 12/31/22	1 Year	3 Years	5 Years	10 Years
Driehaus International Small Cap Growth Fund (DRIOX)	-24.40%	3.33%	3.63%	8.24%
MSCI AC World ex USA Small Cap Growth Index-N1	-26.09%	0.65%	0.75%	5.35%

[1]	The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index-Net (MSCI AC World ex USA Small Cap Growth Index-N) is a market capitalization-weighted index designed to measure equity market performance in global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars and is calculated with net dividend reinvestment. Source: Morgan Stanley Capital International Inc.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 97.50%
EUROPE — 54.20%
United Kingdom — 13.39%
Abcam PLC 1,*	307,651	$4,787,050
Balfour Beatty PLC	425,961	1,738,524
ConvaTec Group PLC [2]	1,076,384	3,026,811
Cranswick PLC	26,495	985,918
Ergomed PLC *	74,879	1,151,478
Genus PLC	28,719	1,036,040
Network International Holdings PLC 2,*	299,027	1,077,296
OSB Group PLC	539,269	3,128,053
Pets at Home Group PLC	235,066	805,943
RS GROUP PLC	221,782	2,401,045
Serco Group PLC	2,155,194	4,048,981
Trainline PLC 2,*	295,156	979,852
WH Smith PLC *	143,813	2,580,992
Yellow Cake PLC 2,*	284,724	1,289,437
		29,037,420
Germany — 7.18%
Befesa SA [2]	20,372	982,633
Gerresheimer AG	31,242	2,100,221
GFT Technologies SE	65,457	2,378,824
HUGO BOSS AG	51,131	2,964,349
Nordex SE *	169,021	2,388,257
Rheinmetall AG	11,889	2,367,780
SMA Solar Technology AG *	33,416	2,391,235
		15,573,299
France — 6.40%
Coface SA	154,743	2,010,926
Edenred	42,606	2,320,515
Gaztransport Et Technigaz SA	20,101	2,147,408
IPSOS	53,227	3,333,146
Vallourec SA *	309,095	4,059,784
		13,871,779
Switzerland — 4.40%
Belimo Holding AG	2,685	1,277,673
Burckhardt Compression Holding AG	2,646	1,576,754
Flughafen Zurich AG *	12,915	1,998,742
Siegfried Holding AG *	2,007	1,331,633
Tecan Group AG	7,506	3,347,725
		9,532,527
Sweden — 3.52%
Hexatronic Group AB	368,946	5,004,797
Kindred Group PLC	164,332	1,710,274
Note AB *	52,853	906,644
		7,621,715
Netherlands — 2.98%
Corbion NV	42,256	1,440,217
Fugro NV *	270,984	3,248,838
OCI NV	49,457	1,769,296
		6,458,351
	Shares, Principal Amount, or Number of Contracts	Value
Finland — 2.97%
Huhtamaki OYJ	32,930	$1,127,998
Metso Outotec OYJ	517,047	5,319,982
		6,447,980
Denmark — 2.83%
ISS A/S *	228,624	4,847,745
Royal Unibrew A/S	18,202	1,297,785
		6,145,530
Austria — 2.56%
BAWAG Group AG 2,*	48,489	2,584,871
DO & CO AG *	31,357	2,973,957
		5,558,828
Italy — 2.25%
FinecoBank Banca Fineco SpA	97,418	1,618,443
Leonardo SpA	378,702	3,267,375
		4,885,818
Norway — 1.82%
Aker Solutions ASA	610,934	2,332,285
Schibsted ASA	84,734	1,604,418
		3,936,703
Belgium — 1.60%
Lotus Bakeries NV	511	3,457,040
Ireland — 1.29%
Glanbia PLC	224,545	2,794,234
Spain — 1.01%
Indra Sistemas SA	192,765	2,197,577
Total EUROPE (Cost $110,454,276)		117,518,801
FAR EAST — 27.30%
Japan — 20.52%
Asics Corp.	188,000	4,174,276
Azbil Corp.	56,500	1,431,442
Calbee, Inc.	52,200	1,190,052
Capcom Co. Ltd.	83,800	2,688,190
Fujitec Co. Ltd.	50,150	1,145,227
Fukuoka Financial Group, Inc.	135,700	3,107,121
Goldwin, Inc.	25,700	1,870,123
Hoshizaki Corp.	93,100	3,302,198
IHI Corp.	122,800	3,597,729
Kusuri no Aoki Holdings Co. Ltd.	29,900	1,749,710
M&A Capital Partners Co. Ltd. *	42,200	1,483,945
MINEBEA MITSUMI, Inc.	73,654	1,106,157
MonotaRO Co. Ltd.	186,590	2,640,183
Morinaga & Co. Ltd.	67,700	2,024,707
NET One Systems Co. Ltd.	94,700	2,475,015
Nichias Corp.	61,330	1,103,791
Sundrug Co. Ltd.	118,600	3,537,938
Tokai Carbon Co. Ltd.	156,300	1,277,887
Visional, Inc. *	20,100	1,335,508
Yokogawa Electric Corp.	203,100	3,257,585
		44,498,784

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
South Korea — 2.07%
Hyundai Electric & Energy System Co. Ltd.	49,164	$1,658,199
KT Corp.	63,528	1,700,346
LEENO Industrial, Inc.	9,210	1,138,081
		4,496,626
China — 1.53%
AK Medical Holdings Ltd. [2]	1,102,000	1,382,185
Autohome, Inc. - ADR [1]	25,853	791,102
Jiumaojiu International Holdings Ltd. [2]	427,000	1,140,607
		3,313,894
Indonesia — 0.94%
Indosat Tbk PT	2,214,200	878,284
Sumber Alfaria Trijaya Tbk PT	6,751,000	1,149,199
		2,027,483
Taiwan — 0.88%
Giant Manufacturing Co. Ltd.	293,125	1,912,172
Australia — 0.79%
Cochlear Ltd.	7,713	1,071,915
Paladin Energy Ltd. *	1,367,534	651,760
		1,723,675
India — 0.57%
Max Healthcare Institute Ltd. *	230,697	1,225,709
Total FAR EAST (Cost $58,462,744)		59,198,343
NORTH AMERICA — 12.96%
Canada — 9.88%
Boardwalk REIT	50,374	1,838,986
Cameco Corp.	62,100	1,407,569
K92 Mining, Inc. *	175,254	992,761
Kinaxis, Inc. *	36,911	4,141,174
Major Drilling Group International, Inc. *	257,033	1,997,036
Pason Systems, Inc.	219,400	2,582,892
Precision Drilling Corp. *	58,700	4,496,143
Trican Well Service Ltd. *	666,300	1,801,077
Xenon Pharmaceuticals, Inc. 1,*	54,828	2,161,868
		21,419,506
Mexico — 1.55%
Banco del Bajio SA [2]	721,546	2,272,778
GCC SAB de CV	164,686	1,096,893
		3,369,671
United States — 1.53%
Samsonite International SA 2,*	1,256,700	3,308,609
Total NORTH AMERICA (Cost $25,948,898)		28,097,786
SOUTH AMERICA — 1.86%
Brazil — 1.86%
Embraer SA - SP ADR 1,*	93,363	1,020,458
M Dias Branco SA *	194,400	1,319,652
	Shares, Principal Amount, or Number of Contracts	Value
Sendas Distribuidora SA	457,500	$1,690,630
		4,030,740
Total SOUTH AMERICA (Cost $4,298,108)		4,030,740
MIDDLE EAST — 1.18%
Israel — 1.18%
Nice Ltd. - SP ADR 1,*	13,240	2,546,052
Total MIDDLE EAST (Cost $2,778,597)		2,546,052
Total COMMON STOCKS (Cost $201,942,623)		211,391,722
PREFERRED STOCKS — 0.73%
EUROPE — 0.73%
Germany — 0.73%
FUCHS PETROLUB SE, 1.03% [3]	45,443	1,592,620
Total EUROPE (Cost $1,633,440)		1,592,620
Total PREFERRED STOCKS (Cost $1,633,440)		1,592,620
SHORT TERM INVESTMENTS — 1.48%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.61% [4] (Cost $3,209,891)	3,209,891	3,209,891

TOTAL INVESTMENTS (Cost $206,785,954)	99.71%	$216,194,233
Other Assets In Excess of Liabilities	0.29%	620,027
Net Assets	100.00%	$216,814,260

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $18,045,079, which represents 8% of Net Assets (see Note F in the Notes to Financial Statements).
[3]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[4]	7 day current yield as of December 31, 2022 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2022

Security Type	Percent of Net Assets
Common Stocks	97.50%
Preferred Stocks	0.73%
Short Term Investments	1.48%
Total Investments	99.71%
Other Assets In Excess of Liabilities	0.29%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Europe	54.93%
Far East	27.30%
North America	14.44%
South America	1.86%
Middle East	1.18%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2022

Industry	Percent of Net Assets
Aerospace & Defense	3.07%
Banks	4.41%
Beverages	0.60%
Biotechnology	3.69%
Building Products	1.10%
Capital Markets	0.68%
Chemicals	2.80%
Commercial Services & Supplies	5.92%
Construction & Engineering	2.30%
Construction Materials	0.50%
Containers & Packaging	0.52%
Diversified Telecommunication Services	0.78%
Electrical Equipment	4.17%
Electronic Equipment, Instruments & Components	2.58%
Energy Equipment & Services	7.04%
Entertainment	1.24%
Equity Real Estate Investment Trusts	0.85%
Food & Staples Retailing	3.75%
Food Products	5.43%
Health Care Equipment & Supplies	2.53%
Health Care Providers & Services	0.57%
Hotels, Restaurants & Leisure	1.77%
Industry	Percent of Net Assets
Insurance	0.93%
Interactive Media & Services	0.36%
IT Services	4.82%
Leisure Products	0.88%
Life Sciences Tools & Services	3.66%
Machinery	7.40%
Media	2.28%
Metals & Mining	1.38%
Money Market Fund	1.48%
Oil, Gas & Consumable Fuels	1.94%
Professional Services	0.62%
Semiconductors & Semiconductor Equipment	1.63%
Software	3.09%
Specialty Retail	1.56%
Textiles, Apparel & Luxury Goods	5.69%
Thrifts & Mortgage Finance	1.44%
Trading Companies & Distributors	2.92%
Transportation Infrastructure	0.92%
Wireless Telecommunication Services	0.41%
Other Assets In Excess of Liabilities	0.29%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Micro Cap Growth Fund (the “Fund”) returned -33.53% for the year ended December 31, 2022. The Fund underperformed its benchmark, the Russell Microcap® Growth Index (the “Benchmark”), which returned -29.76% for the same period.
While equities did notch gains in the fourth quarter of 2022, that did little to erase a very difficult year for the U.S. equity market. It was the worst year for U.S. stock returns since the global financial crisis of 2008 and rivaled historical negative periods such as the post-Nasdaq bubble period of the early 2000’s and great bear market of 1973-1974.
The 2022 bear market has been painful, but its reasons are straightforward.  The extremes of the Covid pandemic fueled the highest level of inflation in decades. That inflation drove the Federal Reserve to adopt an extremely hawkish monetary policy.  That hawkish policy, intended to reduce inflation, has resulted in an economic slowdown, a potential recession and has put pressure on corporate earnings.  This dynamic has been very negative for investor sentiment and in turn for equity multiples which have fallen sharply since the market highs in 2021.
We perceive market conditions to remain challenging.  Inflation, Fed tightening, higher interest rates, recession fears, slowing earnings and the Russia-Ukraine war remain at the top of investor minds entering 2023.  The key topic remains the direction of inflation and the Fed’s continued policy response.  Rapidly falling inflation, a soft economic landing and an incrementally flexible Fed will be bullish developments.  Stubbornly high inflation, a hard economic landing and a Fed policy mistake are the market’s primary fears.
Yet we believe that this period of uncertainty offers opportunity.  Positively, valuations have declined in the Fund as we see many holdings trading at attractive discounts versus their histories. Micro/small cap stocks in general continue to trade at a deep discount versus large caps, the second largest discount in forty years. Importantly, current small cap valuations are at levels similar to past recessions.  While the odds of a recession have materially increased, we believe that this is a widely anticipated recession that the market has been discounting for about a year.
For the year 2022, key sector contributors to performance versus the Benchmark were the Fund’s selection of holdings in the healthcare, information technology and consumer staples sectors.
TransMedics Group, Inc (Ticker: TMDX) was the top contributor to Fund performance for the year. TransMedics has proprietary technology that enables better outcomes for heart, lung and liver transplant recipients.  In the third quarter of 2022, TransMedics Group released financial results that meaningfully exceeded consensus expectations.  The results indicated that the company continues to make significant progress penetrating the addressable market, and as a result, the stock appreciated.  The Fund has maintained its position, and we view TransMedics Group as having an opportunity to continue to outperform estimates in 2023 as well.
e.l.f. Beauty, Inc. (Ticker: ELF) also contributed to the Fund’s performance for the year.  e.l.f. Beauty, Inc. is a leading manufacturer of clean, cruelty-free beauty brands at a reduced price point.  The company reported strong earnings in the third quarter of 2022 with substantial revenue and EBITDA* upside. Innovative marketing and robust new product introductions are driving these positive results.
During the year, the consumer discretionary and financial sectors detracted from Fund performance.  The Fund also underperformed versus the Benchmark in materials, industrials, utilities, real estate and energy.
The holding that detracted the most from the Fund’s return during the year was Grid Dynamics Holdings, Inc. (Ticker: GDYN).  Grid Dynamics provides digital engineering and information technology services. During the fourth quarter of 2022, the stock declined as CIO surveys indicated 2023 IT budgets for digital transformation projects are seeing increased uncertainty due to macroeconomic weakness and increased geopolitical instability in Europe.
Aspen Aerogels Inc (Ticker: ASPN) also detracted from the Fund’s returns.  Aspen Aerogels manufactures high-performance aerogel insulation used primarily in large-scale energy infrastructure facilities.  Additionally, the company is developing an alternative use for its aerogel as a protective barrier in electric vehicle batteries.  During 2022, ASPN’s stock sold off sharply as the market penalized high multiple companies with exposure to the electric vehicle industry.  Additionally, the shares were weak as the company needed to raise a significant amount of capital to finance a new manufacturing facility for its battery product.

Our full year investment performance was disappointing to us. It was one of the worst absolute years for U.S. equity returns in market history.  The market dynamics were challenging, characterized by bearish macro factors, weak market breadth, extreme industry and stock rotation, and individual company earnings that were generally not rewarded by the market as they typically are. Regardless, the Team, all fellow investors in the Fund, was not satisfied with these results.  We pride ourselves on delivering consistent outperformance. This year marked just the third time in its history that the Fund has trailed its relevant benchmark, on a full calendar year basis, since the Fund’s predecessor limited partnership launched in 2003.
Overall, we still see many dynamic investment opportunities which have attractive valuations.  We believe that these holdings nicely fit our investment philosophy of companies exhibiting growth inflections, differentiation, market share gains, strong revenues and expanding profitability.
Thank you for investing alongside us in the Fund. We appreciate your continued confidence in our management capabilities.
 Sincerely,

Jeff James Lead Portfolio Manager	Michael Buck Portfolio Manager

Prakash Vijayan Assistant Portfolio Manager

* EBITDA: Earnings before interest, taxes, depreciation and amortization.
Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Micro Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Limited Partnership),with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The Fund will charge a redemption fee of 2.00% on shares held less than sixty (60) days. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.38% as of the most recent prospectus dated April 30, 2022, as supplemented January 26, 2023.
	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/22	1 Year	3 Years	5 Years	Since Inception (11/18/13 - 12/31/22)	10 Years
Driehaus Micro Cap Growth Fund (DMCRX)[1]	-33.53%	15.45%	16.44%	15.15%	18.43%
Russell Microcap® Growth Index[2]	-29.76%	-0.24%	1.00%	3.81%	7.22%

[1]	The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for periods prior to November 18, 2016, reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by FTSE Russell's leading style methodology. The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.56%
HEALTH CARE — 31.36%
Biotechnology — 17.86%
Acumen Pharmaceuticals, Inc. *	60,433	$326,338
Apellis Pharmaceuticals, Inc. *	7,590	392,479
Astria Therapeutics, Inc. *	52,115	775,992
Avidity Biosciences, Inc. *	34,431	764,024
BELLUS Health, Inc. 1,*	39,196	322,191
Biohaven Ltd. *	46,149	640,548
Biomea Fusion, Inc. *	41,736	351,835
Bioxcel Therapeutics, Inc. *	40,250	864,570
C4 Therapeutics, Inc. *	27,203	160,498
Chinook Therapeutics, Inc. *	77,521	2,031,050
Crinetics Pharmaceuticals, Inc. *	150,253	2,749,630
Cytokinetics, Inc. *	19,145	877,224
Day One Biopharmaceuticals, Inc. *	51,820	1,115,166
Dynavax Technologies Corp. *	112,248	1,194,319
IVERIC bio, Inc. *	49,779	1,065,768
KalVista Pharmaceuticals, Inc. *	62,045	419,424
Merus NV 1,*	73,139	1,131,460
Morphic Holding, Inc. *	12,889	344,781
Nuvalent, Inc. - A *	75,190	2,239,158
Prometheus Biosciences, Inc. *	21,685	2,385,350
Relay Therapeutics, Inc. *	34,976	522,542
REVOLUTION Medicines, Inc. *	23,151	551,457
SpringWorks Therapeutics, Inc. *	21,028	546,938
Vaxcyte, Inc. *	52,370	2,511,142
VectivBio Holding AG 1,*	43,339	373,149
Veracyte, Inc. *	43,854	1,040,655
Viridian Therapeutics, Inc. *	39,568	1,155,781
Xenon Pharmaceuticals, Inc. 1,*	117,028	4,614,414
		31,467,883
Health Care Equipment & Supplies — 8.14%
Alphatec Holdings, Inc. *	142,037	1,754,157
Cutera, Inc. *	27,295	1,206,985
EDAP TMS SA - ADR 1,*	84,556	901,367
Establishment Labs Holdings, Inc. 1,*	16,081	1,055,718
Inspire Medical Systems, Inc. *	7,254	1,827,137
PROCEPT BioRobotics Corp. *	49,448	2,054,070
TransMedics Group, Inc. *	59,176	3,652,343
Treace Medical Concepts, Inc. *	82,591	1,898,767
		14,350,544
Pharmaceuticals — 2.88%
CinCor Pharma, Inc. *	33,449	411,088
DICE Therapeutics, Inc. *	64,271	2,005,255
Terns Pharmaceuticals, Inc. *	49,977	508,766
	Shares, Principal Amount, or Number of Contracts	Value
Ventyx Biosciences, Inc. *	65,651	$2,152,696
		5,077,805
Health Care Providers & Services — 1.64%
AirSculpt Technologies, Inc.	67,483	249,687
Cross Country Healthcare, Inc. *	99,064	2,632,131
		2,881,818
Health Care Technology — 0.84%
Phreesia, Inc. *	45,640	1,476,910
Total HEALTH CARE (Cost $42,479,020)		55,254,960
INFORMATION TECHNOLOGY — 22.41%
Communications Equipment — 8.43%
Aviat Networks, Inc. *	33,805	1,054,378
Calix, Inc. *	46,261	3,165,640
Clearfield, Inc. *	29,468	2,774,118
Digi International, Inc. *	66,317	2,423,886
Extreme Networks, Inc. *	140,123	2,565,652
Harmonic, Inc. *	219,538	2,875,948
		14,859,622
Semiconductors & Semiconductor Equipment — 5.89%
Aehr Test Systems *	95,521	1,919,972
Axcelis Technologies, Inc. *	43,910	3,484,698
Impinj, Inc. *	31,998	3,493,542
Maxeon Solar Technologies Ltd. 1,*	41,008	658,588
Photronics, Inc. *	48,725	820,042
		10,376,842
Software — 3.85%
A10 Networks, Inc.	85,656	1,424,459
Agilysys, Inc. *	48,959	3,874,615
Alkami Technology, Inc. *	31,947	466,107
Model N, Inc. *	24,841	1,007,551
		6,772,732
IT Services — 3.39%
Flywire Corp. *	38,875	951,271
Grid Dynamics Holdings, Inc. *	50,817	570,167
I3 Verticals, Inc. - A *	37,984	924,531
International Money Express, Inc. *	71,169	1,734,388
Payoneer Global, Inc. *	328,706	1,798,022
		5,978,379
Electronic Equipment, Instruments & Components — 0.85%
CTS Corp.	13,413	528,740
Plexus Corp. *	9,336	960,955
		1,489,695
Total INFORMATION TECHNOLOGY (Cost $31,364,322)		39,477,270

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
INDUSTRIALS — 17.23%
Machinery — 5.25%
Energy Recovery, Inc. *	59,395	$1,217,003
EnPro Industries, Inc.	8,618	936,690
Federal Signal Corp.	44,973	2,089,895
Lindsay Corp.	5,716	930,851
The Shyft Group, Inc.	50,206	1,248,121
Titan International, Inc. *	90,558	1,387,349
Wabash National Corp.	64,123	1,449,180
		9,259,089
Construction & Engineering — 2.73%
Arcosa, Inc.	27,692	1,504,783
Dycom Industries, Inc. *	19,053	1,783,361
MYR Group, Inc. *	11,484	1,057,332
Sterling Infrastructure, Inc. *	14,223	466,514
		4,811,990
Professional Services — 2.67%
Huron Consulting Group, Inc. *	24,235	1,759,461
ICF International, Inc.	7,091	702,364
NV5 Global, Inc. *	16,941	2,241,633
		4,703,458
Trading Companies & Distributors — 2.26%
H&E Equipment Services, Inc.	35,175	1,596,945
Karat Packaging, Inc.	63,396	911,001
McGrath RentCorp	15,022	1,483,272
		3,991,218
Electrical Equipment — 1.74%
Array Technologies, Inc. *	83,528	1,614,596
Shoals Technologies Group, Inc. - A *	58,784	1,450,202
		3,064,798
Commercial Services & Supplies — 1.53%
Montrose Environmental Group, Inc. *	48,476	2,151,849
Performant Financial Corp. *	149,270	538,865
		2,690,714
Air Freight & Logistics — 1.05%
Forward Air Corp.	17,577	1,843,652
Total INDUSTRIALS (Cost $27,942,386)		30,364,919
CONSUMER STAPLES — 11.03%
Food Products — 4.40%
Sovos Brands, Inc. *	137,557	1,976,694
SunOpta, Inc. 1,*	268,721	2,268,005
The Real Good Food Co., Inc. *	77,506	513,865
Utz Brands, Inc.	83,319	1,321,440
Vital Farms, Inc. *	112,284	1,675,277
		7,755,281
	Shares, Principal Amount, or Number of Contracts	Value
Beverages — 3.74%
Celsius Holdings, Inc. *	11,713	$1,218,621
MGP Ingredients, Inc.	24,953	2,654,500
The Duckhorn Portfolio, Inc. *	112,278	1,860,446
The Vita Coco Co., Inc. *	61,380	848,272
		6,581,839
Personal Products — 2.25%
elf Beauty, Inc. *	66,720	3,689,616
The Beauty Health Co. *	31,077	282,801
		3,972,417
Food & Staples Retailing — 0.64%
The Chefs' Warehouse, Inc. *	34,034	1,132,651
Total CONSUMER STAPLES (Cost $15,293,043)		19,442,188
CONSUMER DISCRETIONARY — 8.35%
Hotels, Restaurants & Leisure — 4.07%
Dave & Buster's Entertainment, Inc. *	12,639	447,926
Everi Holdings, Inc. *	35,622	511,176
Full House Resorts, Inc. *	70,782	532,281
Kura Sushi USA, Inc. - A *	26,414	1,259,419
Playa Hotels & Resorts NV *	189,255	1,235,835
Portillo's, Inc. - A *	28,827	470,457
Xponential Fitness, Inc. - A *	118,244	2,711,335
		7,168,429
Auto Components — 2.02%
Gentherm, Inc. *	19,145	1,249,977
Modine Manufacturing Co. *	34,335	681,893
XPEL, Inc. *	27,183	1,632,611
		3,564,481
Internet & Direct Marketing Retail — 1.21%
Xometry, Inc. - A *	66,170	2,132,659
Diversified Consumer Services — 1.05%
Stride, Inc. *	32,487	1,016,194
Udemy, Inc. *	78,066	823,596
		1,839,790
Total CONSUMER DISCRETIONARY (Cost $15,397,670)		14,705,359
ENERGY — 4.05%
Oil, Gas & Consumable Fuels — 4.05%
Energy Fuels, Inc. *	105,966	658,049
Golar LNG Ltd. 1,*	65,437	1,491,309
Green Plains, Inc. *	33,113	1,009,946
Matador Resources Co.	29,458	1,686,176
Ranger Oil Corp. - A	31,611	1,278,033

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
Uranium Energy Corp. 1,*	262,465	$1,018,364
		7,141,877
Total ENERGY (Cost $5,625,437)		7,141,877
MATERIALS — 1.86%
Metals & Mining — 1.21%
ATI, Inc. *	71,225	2,126,778
Chemicals — 0.65%
Aspen Aerogels, Inc. *	97,119	1,145,033
Total MATERIALS (Cost $2,791,163)		3,271,811
FINANCIALS — 1.83%
Insurance — 1.02%
BRP Group, Inc. - A *	48,639	1,222,784
James River Group Holdings Ltd. [1]	27,259	569,986
		1,792,770
Banks — 0.81%
City Holding Co.	9,315	867,133
Heritage Financial Corp.	18,356	562,428
		1,429,561
Total FINANCIALS (Cost $2,895,448)		3,222,331
COMMUNICATION SERVICES — 1.44%
Media — 0.98%
Perion Network Ltd. 1,*	68,481	1,732,569
Interactive Media & Services — 0.46%
EverQuote, Inc. - A *	54,971	810,273
Total COMMUNICATION SERVICES (Cost $1,994,059)		2,542,842
Total COMMON STOCKS (Cost $145,782,548)		175,423,557
WARRANTS — 0.00%
EQRx, Inc., Exp. 12/31/28, Strike $11.50 *	28,521	7,641
Total WARRANTS (Cost $0)		7,641
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 0.62%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.61% [2] (Cost $1,090,197)	1,090,197	$1,090,197

TOTAL INVESTMENTS (Cost $146,872,745)	100.18%	$176,521,395
Liabilities In Excess of Other Assets	(0.18)%	(312,945)
Net Assets	100.00%	$176,208,450

ADR	American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2022 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	99.56%
Warrants	0.00%
Short Term Investments	0.62%
Total Investments	100.18%
Liabilities In Excess of Other Assets	(0.18)%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2022

Industry	Percent of Net Assets
Air Freight & Logistics	1.05%
Auto Components	2.02%
Banks	0.81%
Beverages	3.74%
Biotechnology	17.86%
Chemicals	0.65%
Commercial Services & Supplies	1.53%
Communications Equipment	8.43%
Construction & Engineering	2.73%
Diversified Consumer Services	1.05%
Electrical Equipment	1.74%
Electronic Equipment, Instruments & Components	0.85%
Food & Staples Retailing	0.64%
Food Products	4.40%
Health Care Equipment & Supplies	8.14%
Health Care Providers & Services	1.64%
Health Care Technology	0.84%
Hotels, Restaurants & Leisure	4.07%
Industry	Percent of Net Assets
Insurance	1.02%
Interactive Media & Services	0.46%
Internet & Direct Marketing Retail	1.21%
IT Services	3.39%
Machinery	5.25%
Media	0.98%
Metals & Mining	1.21%
Money Market Fund	0.62%
Oil, Gas & Consumable Fuels	4.05%
Personal Products	2.25%
Pharmaceuticals	2.88%
Professional Services	2.67%
Semiconductors & Semiconductor Equipment	5.89%
Software	3.85%
Trading Companies & Distributors	2.26%
Liabilities In Excess of Other Assets	(0.18)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Small Cap Growth Fund (“Fund”) Investor class (DVSMX) returned -34.11% and Institutional class (DNSMX) returned -33.93% for the year ended December 31, 2022. This return underperformed the Fund’s benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned -26.36% for the same period.
While equities did notch gains in the fourth quarter of 2022, that did little to erase a very difficult year for the U.S. equity market. It was the worst year for U.S. stock returns since the global financial crisis of 2008 and rivaled historical negative periods such as the post-Nasdaq bubble period of the early 2000’s and great bear market of 1973-1974.
The 2022 bear market has been painful, but its reasons are straightforward.  The extremes of the Covid pandemic fueled the highest level of inflation in decades. That inflation drove the Federal Reserve to adopt an extremely hawkish monetary policy.  That hawkish policy, intended to reduce inflation, has resulted in an economic slowdown, a potential recession and has put pressure on corporate earnings.  This dynamic has been very negative for investor sentiment and in turn for equity multiples which have fallen sharply since the market highs in 2021.
We perceive market conditions to remain challenging.  Inflation, Fed tightening, higher interest rates, recession fears, slowing earnings and the Russia-Ukraine war remain at the top of investor minds entering 2023.  The key topic remains the direction of inflation and the Fed’s continued policy response.  Rapidly falling inflation, a soft economic landing and an incrementally flexible Fed will be bullish developments.  Stubbornly high inflation, a hard economic landing and a Fed policy mistake are the market’s primary fears.
Yet we believe that this period of uncertainty offers opportunity.  Positively, valuations have declined in the Fund as we see many holdings trading at attractive discounts versus their histories. Micro/small cap stocks in general continue to trade at a deep discount versus large caps, the second largest discount in forty years. Importantly, current small cap valuations are at levels similar to past recessions.  While the odds of a recession have materially increased, we believe that this is a widely anticipated recession that the market has been discounting for about a year.
For the year, key contributors to performance versus the Benchmark were the Fund’s stock selection in the health care sector, and underweight allocations to the real estate and consumer staples sectors.
Halozyme Therapeutics, Inc. (Ticker: HALO) was the top contributor to Fund performance for the year. Halozyme is a biopharmaceutical company with technology that enables intravenous products to be administered subcutaneously. Since a transition away from developing proprietary products, the company has gone from burning cash to generating over $500M in cash over the last two calendar years.  The company’s streak continued in the third quarter of 2022, which included strong results in both revenue and earnings relative to expectations.
e.l.f. Beauty, Inc. (Ticker: ELF) also contributed to the Fund’s performance for the year.  e.l.f. Beauty, Inc. is a leading manufacturer of clean, cruelty-free beauty brands at a reduced price point.  The company reported strong earnings in the third quarter of 2022 with substantial revenue and EBITDA upside. Innovative marketing and robust new product introductions are driving these positive results.
During the period, the Fund’s stock selection in information technology, industrials and consumer discretionary underperformed the most versus the Benchmark.
The holding that detracted the most from the Fund’s return in 2022 was Ambarella, Inc. (ticker AMBA). Ambarella engages in the development and sale of video compression, image processing, and computer vision solutions. In early March 2022, the company reported January quarter 2022 results with revenues in-line versus expectations but guided revenues for the next two quarters $12 million short of consensus expectations.  This was driven by supply constraints and lower wafer allocation by its foundry partner Samsung. The stock declined as estimates got reset and multiples compressed across the semiconductor industry group.
Grid Dynamics Holdings, Inc. (Ticker: GDYN) also detracted from the Fund’s returns.  Grid Dynamics provides digital engineering and information technology services. The company declined during the quarter as CIO surveys indicated 2023 information technology budgets for digital transformation projects are seeing increased uncertainty due to macroeconomic weakness and increased geopolitical instability in Europe.

Our full year investment performance was disappointing to us. It was one of the worst absolute years for U.S. equity returns in market history.  The market dynamics were challenging, characterized by bearish macro factors, weak market breadth, extreme industry and stock rotation, and individual company earnings that were generally not rewarded by the market as they typically are. Regardless, the Team, all fellow investors in the Fund, was not satisfied with these results.  We pride ourselves on delivering consistent outperformance.  This year marked the first time that the Fund has trailed its benchmark on a full calendar year basis since its launch in 2017.
Overall, we still see many dynamic investment opportunities which have attractive valuations.  We believe that these holdings nicely fit our investment philosophy of companies exhibiting growth inflections, differentiation, market share gains, strong revenues and expanding profitability.
Thank you for investing alongside us in the Fund. We appreciate your continued confidence in our management capabilities.
Sincerely,

Jeff James Lead Portfolio Manager	Michael Buck Portfolio Manager

Prakash Vijayan Assistant Portfolio Manager

Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Small Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund over the last 10 fiscal year periods (which includes performance of the Predecessor Partnership),with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The Fund will charge a redemption fee of 2.00% on shares held less than sixty (60) days. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratios for the Investor Class and Institutional Class are 0.99% and 0.73%, respectively, as of the most recent prospectus dated April 30, 2022, as supplemented January 26, 2023.
	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/22	1 Year	3 Years	5 Years	Since Inception (8/21/17 - 12/31/22)	10 Years
Driehaus Small Cap Growth Fund Investor Class (DVSMX)[1]	-34.11%	9.33%	13.63%	16.21%	16.21%
Driehaus Small Cap Growth Fund Institutional Class (DNSMX)[1]	-33.93%	9.67%	13.95%	16.53%	16.38%
Russell 2000® Growth Index[2]	-26.36%	0.65%	3.51%	5.96%	9.20%

[1]	The Driehaus Small Cap Growth Fund (“the Fund”) performance shown above includes the performance of the Driehaus Institutional Small Cap, L.P. (the “Predecessor Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Partnership was managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Partnership’s assets together with the assets of the Driehaus Institutional Small Cap Recovery Fund, L.P., Driehaus Small Cap Recovery Fund, L.P. and Driehaus Small Cap Investors, L.P. (together, the “Limited Partnerships”) on August 21, 2017. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The performance of the Predecessor Partnership is shown here because it has been in operation the longest. The Predecessor Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Partnership’s performance has not been restated to reflect estimated expenses applicable to each class of shares of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Russell 2000® Growth Index measures the performance of the small cap growth segment of the US Equity universe. It includes those Russell 2000® companies with higher price-value ratio and higher forecasted growth values. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small cap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 98.85%
INFORMATION TECHNOLOGY — 25.46%
Software — 7.75%
Agilysys, Inc. *	38,428	$3,041,192
Clear Secure, Inc. - A	182,556	5,007,511
CyberArk Software Ltd. 1,*	44,676	5,792,243
EngageSmart, Inc. *	210,787	3,709,851
Gitlab, Inc. - A *	93,265	4,237,962
Instructure Holdings, Inc. *	98,202	2,301,855
Paylocity Holding Corp. *	23,722	4,608,236
Sprout Social, Inc. - A *	44,005	2,484,522
SPS Commerce, Inc. *	16,871	2,166,743
Tenable Holdings, Inc. *	46,529	1,775,081
		35,125,196
Communications Equipment — 6.02%
Calix, Inc. *	178,752	12,231,999
Clearfield, Inc. *	53,453	5,032,066
Digi International, Inc. *	92,241	3,371,409
Extreme Networks, Inc. *	239,556	4,386,270
Harmonic, Inc. *	173,072	2,267,243
		27,288,987
Semiconductors & Semiconductor Equipment — 6.00%
Allegro MicroSystems, Inc. *	92,838	2,786,997
Ambarella, Inc. *	37,959	3,121,368
Axcelis Technologies, Inc. *	108,210	8,587,546
Impinj, Inc. *	83,574	9,124,609
Maxeon Solar Technologies Ltd. 1,*	112,098	1,800,294
Rambus, Inc. *	50,405	1,805,507
		27,226,321
Electronic Equipment, Instruments & Components — 3.03%
Badger Meter, Inc.	41,884	4,566,612
Fabrinet 1,*	46,529	5,965,948
Plexus Corp. *	31,133	3,204,520
		13,737,080
IT Services — 2.17%
ExlService Holdings, Inc. *	27,610	4,677,962
Flywire Corp. *	88,035	2,154,217
Payoneer Global, Inc. *	551,836	3,018,543
		9,850,722
Technology Hardware, Storage & Peripherals — 0.49%
Super Micro Computer, Inc. *	27,219	2,234,680
Total INFORMATION TECHNOLOGY (Cost $108,520,163)		115,462,986
INDUSTRIALS — 23.18%
Construction & Engineering — 8.15%
Ameresco, Inc. - A *	39,809	2,274,686
Comfort Systems USA, Inc.	49,101	5,650,543
	Shares, Principal Amount, or Number of Contracts	Value
Dycom Industries, Inc. *	34,972	$3,273,379
EMCOR Group, Inc.	39,312	5,822,501
Fluor Corp. *	150,374	5,211,963
Valmont Industries, Inc.	15,518	5,131,337
WillScot Mobile Mini Holdings Corp. *	211,970	9,574,685
		36,939,094
Machinery — 3.67%
Chart Industries, Inc. *	40,983	4,722,471
Evoqua Water Technologies Corp. *	121,765	4,821,894
SPX Technologies, Inc. *	67,800	4,451,070
The Shyft Group, Inc.	106,637	2,650,996
		16,646,431
Electrical Equipment — 2.32%
Array Technologies, Inc. *	224,202	4,333,824
Shoals Technologies Group, Inc. - A *	251,246	6,198,239
		10,532,063
Commercial Services & Supplies — 2.24%
Driven Brands Holdings, Inc. *	97,775	2,670,235
MSA Safety, Inc.	14,523	2,094,071
Tetra Tech, Inc.	37,057	5,380,306
		10,144,612
Aerospace & Defense — 1.92%
Axon Enterprise, Inc. *	37,850	6,280,450
Parsons Corp. *	52,258	2,416,933
		8,697,383
Professional Services — 1.73%
Exponent, Inc.	22,710	2,250,334
FTI Consulting, Inc. *	15,018	2,384,858
KBR, Inc.	60,791	3,209,765
		7,844,957
Trading Companies & Distributors — 1.72%
Applied Industrial Technologies, Inc.	44,176	5,567,501
Core & Main, Inc. - A *	116,182	2,243,475
		7,810,976
Road & Rail — 0.74%
Saia, Inc. *	15,969	3,348,380
Building Products — 0.69%
AAON, Inc.	41,725	3,142,727
Total INDUSTRIALS (Cost $99,134,864)		105,106,623
HEALTH CARE — 18.60%
Biotechnology — 9.64%
Apellis Pharmaceuticals, Inc. *	39,361	2,035,357
Crinetics Pharmaceuticals, Inc. *	217,297	3,976,535
Cytokinetics, Inc. *	37,313	1,709,682

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
Halozyme Therapeutics, Inc. *	178,240	$10,141,856
IVERIC bio, Inc. *	47,248	1,011,580
Karuna Therapeutics, Inc. *	11,873	2,333,044
Merus NV 1,*	85,670	1,325,315
Nuvalent, Inc. - A *	172,219	5,128,682
Prometheus Biosciences, Inc. *	13,665	1,503,150
Relay Therapeutics, Inc. *	110,757	1,654,709
Vaxcyte, Inc. *	61,108	2,930,129
Xenon Pharmaceuticals, Inc. 1,*	252,172	9,943,142
		43,693,181
Health Care Equipment & Supplies — 4.58%
Axonics, Inc. *	36,771	2,299,291
Inspire Medical Systems, Inc. *	32,571	8,203,983
PROCEPT BioRobotics Corp. *	84,232	3,498,997
Shockwave Medical, Inc. *	8,825	1,814,508
TransMedics Group, Inc. *	80,148	4,946,735
		20,763,514
Pharmaceuticals — 2.43%
Axsome Therapeutics, Inc. *	46,346	3,574,667
DICE Therapeutics, Inc. *	167,940	5,239,728
Ventyx Biosciences, Inc. *	67,361	2,208,767
		11,023,162
Health Care Providers & Services — 1.95%
AMN Healthcare Services, Inc. *	64,692	6,651,632
Option Care Health, Inc. *	73,103	2,199,669
		8,851,301
Total HEALTH CARE (Cost $68,328,683)		84,331,158
CONSUMER DISCRETIONARY — 9.97%
Hotels, Restaurants & Leisure — 4.08%
Playa Hotels & Resorts NV *	303,918	1,984,585
Texas Roadhouse, Inc.	50,235	4,568,873
Wingstop, Inc.	51,539	7,092,797
Xponential Fitness, Inc. - A *	212,616	4,875,285
		18,521,540
Auto Components — 2.40%
Gentherm, Inc. *	37,703	2,461,629
Visteon Corp. *	64,314	8,414,201
		10,875,830
Specialty Retail — 1.52%
Murphy USA, Inc.	24,599	6,876,404
Textiles, Apparel & Luxury Goods — 1.20%
Crocs, Inc. *	50,226	5,446,005
Internet & Direct Marketing Retail — 0.77%
Xometry, Inc. - A *	107,637	3,469,141
Total CONSUMER DISCRETIONARY (Cost $41,878,325)		45,188,920
	Shares, Principal Amount, or Number of Contracts	Value
CONSUMER STAPLES — 7.75%
Beverages — 3.57%
Celsius Holdings, Inc. *	58,097	$6,044,412
MGP Ingredients, Inc.	48,918	5,203,897
The Duckhorn Portfolio, Inc. *	296,507	4,913,121
		16,161,430
Personal Products — 2.83%
BellRing Brands, Inc. *	139,903	3,587,113
elf Beauty, Inc. *	138,782	7,674,644
Inter Parfums, Inc.	16,431	1,585,920
		12,847,677
Food & Staples Retailing — 0.93%
Performance Food Group Co. *	72,359	4,225,042
Food Products — 0.42%
Hostess Brands, Inc. *	85,561	1,919,989
Total CONSUMER STAPLES (Cost $29,239,116)		35,154,138
ENERGY — 6.30%
Oil, Gas & Consumable Fuels — 4.13%
Cameco Corp. [1]	224,696	5,093,858
Denbury, Inc. *	30,840	2,683,697
Excelerate Energy, Inc. - A	99,555	2,493,853
Golar LNG Ltd. 1,*	161,544	3,681,588
Matador Resources Co.	83,086	4,755,842
		18,708,838
Energy Equipment & Services — 2.17%
ChampionX Corp.	45,493	1,318,842
Patterson-UTI Energy, Inc.	93,155	1,568,730
ProFrac Holding Corp. - A *	137,051	3,453,685
TechnipFMC PLC 1,*	287,949	3,510,099
		9,851,356
Total ENERGY (Cost $25,049,164)		28,560,194
FINANCIALS — 3.88%
Insurance — 3.36%
Kinsale Capital Group, Inc.	43,347	11,336,108
RenaissanceRe Holdings Ltd. [1]	21,088	3,885,042
		15,221,150
Banks — 0.52%
Hancock Whitney Corp.	48,967	2,369,513
Total FINANCIALS (Cost $15,510,354)		17,590,663
MATERIALS — 1.72%
Metals & Mining — 1.24%
ATI, Inc. *	188,285	5,622,190

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
Chemicals — 0.48%
Aspen Aerogels, Inc. *	183,409	$2,162,392
Total MATERIALS (Cost $8,344,544)		7,784,582
COMMUNICATION SERVICES — 1.63%
Diversified Telecommunication Services — 1.07%
Iridium Communications, Inc. *	94,569	4,860,847
Entertainment — 0.56%
World Wrestling Entertainment, Inc. - A	37,264	2,553,329
Total COMMUNICATION SERVICES (Cost $6,726,224)		7,414,176
REAL ESTATE — 0.36%
Equity Real Estate Investment Trusts — 0.36%
Ryman Hospitality Properties, Inc.	19,741	1,614,419
Total REAL ESTATE (Cost $1,749,950)		1,614,419
Total COMMON STOCKS (Cost $404,481,387)		448,207,859
SHORT TERM INVESTMENTS — 1.04%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 3.61% [2] (Cost $4,715,294)	4,715,294	4,715,294

TOTAL INVESTMENTS (Cost $409,196,681)	99.89%	$452,923,153
Other Assets In Excess of Liabilities	0.11%	515,154
Net Assets	100.00%	$453,438,307

PLC	Public Limited Company

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2022 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	98.85%
Short Term Investments	1.04%
Total Investments	99.89%
Other Assets In Excess of Liabilities	0.11%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2022

Industry	Percent of Net Assets
Aerospace & Defense	1.92%
Auto Components	2.40%
Banks	0.52%
Beverages	3.57%
Biotechnology	9.64%
Building Products	0.69%
Chemicals	0.48%
Commercial Services & Supplies	2.24%
Communications Equipment	6.02%
Construction & Engineering	8.15%
Diversified Telecommunication Services	1.07%
Electrical Equipment	2.32%
Electronic Equipment, Instruments & Components	3.03%
Energy Equipment & Services	2.17%
Entertainment	0.56%
Equity Real Estate Investment Trusts	0.36%
Food & Staples Retailing	0.93%
Food Products	0.42%
Health Care Equipment & Supplies	4.58%
Health Care Providers & Services	1.95%
Hotels, Restaurants & Leisure	4.08%
Industry	Percent of Net Assets
Insurance	3.36%
Internet & Direct Marketing Retail	0.77%
IT Services	2.17%
Machinery	3.67%
Metals & Mining	1.24%
Money Market Fund	1.04%
Oil, Gas & Consumable Fuels	4.13%
Personal Products	2.83%
Pharmaceuticals	2.43%
Professional Services	1.73%
Road & Rail	0.74%
Semiconductors & Semiconductor Equipment	6.00%
Software	7.75%
Specialty Retail	1.52%
Technology Hardware, Storage & Peripherals	0.49%
Textiles, Apparel & Luxury Goods	1.20%
Trading Companies & Distributors	1.72%
Other Assets In Excess of Liabilities	0.11%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Small/Mid Cap Growth Fund (the “Fund”) returned -31.45% for the year ended December 31, 2022. This return underperformed the Fund’s benchmark, the Russell 2500® Growth Index (the “Benchmark”), which returned -26.21% for the same period.
While equities did make gains for the fourth quarter of 2022, that did little to erase a very difficult year for the U.S. equity market. It was the worst year for U.S. stock returns since the global financial crisis of 2008 and rivaled historical negative periods such as the post-Nasdaq* bubble period of the early 2000’s and great bear market of 1973-1974.
The 2022 bear market has been painful, but its reasons are straightforward.  The extremes of the Covid pandemic fueled the highest level of inflation in decades. That inflation then drove the Federal Reserve to adopt an extremely hawkish monetary policy.  That hawkish policy, intended to reduce inflation, has resulted in an economic slowdown, a potential recession and has put pressure on corporate earnings.  We believe that this dynamic has been negative for investor sentiment and in turn for equity multiples which have fallen sharply since the market highs of 2021.
We perceive market conditions to remain challenging.  Inflation, Fed tightening, higher interest rates, recession fears, slowing earnings and the Russia-Ukraine war remain at the top of investor minds entering 2023.  The key topic, however, remains the direction of inflation and the Fed’s continued policy response.  Rapidly falling inflation, a soft economic landing and an incrementally flexible Fed will be bullish developments.  Stubbornly high inflation, a hard economic landing and a Fed policy mistake are the market’s primary fears.
Yet this period of uncertainty offers opportunity.  Positively, valuations have declined for our portfolio as we see many holdings trading at attractive discounts versus their own history. Micro/small cap stocks in general continue to trade at a deep discount versus large caps, the second largest discount in 40 years. Importantly, current small cap valuations are at levels similar to past recessions.  While the odds of a recession have materially increased, this is a widely anticipated recession that the market has been discounting for about a year.
For the year 2022, key contributors to the Fund’s performance versus the Benchmark were stock selection in the financials, healthcare and real estate sectors.
Halozyme Therapeutics, Inc. (Ticker: HALO) was the top contributor to Fund performance for the year. Halozyme is a biopharmaceutical company with technology that enables intravenous products to be administered subcutaneously. Since a transition away from developing proprietary products, the company has gone from burning cash to generating over $500M in cash over the last two calendar years.  The company’s streak continued in the third quarter of 2022, which included strong results in both revenue and earnings relative to expectations.
Quanta Services (Ticker: PWR) was also a top contributor to Fund performance for the year.  Quanta is a specialty contracting service provider offering infrastructure solutions to the electric power, oil and gas, and communications industries. We believe that the company is poised to benefit from the multi-decade, required investment in U.S. energy infrastructure, the transition to more renewable power sources, and the build out of next generation 5G network infrastructure. The company grew earnings almost thirty percent (30%) in 2022 and we expect consistent, double-digit earnings growth in the foreseeable future. As a result of this bright outlook, Quanta’s valuation multiple grew meaningfully and earnings estimates were increased.
 During the year, security selection in information technology, industrials, consumer discretionary and staples detracted the most from the Fund’s performance versus the Benchmark.
The holding that detracted the most from the Fund’s return in 2022 was Ambarella, Inc. (ticker AMBA). Ambarella engages in the development and sale of video compression, image processing, and computer vision solutions. In early March 2022 the company reported January quarter 2022 results with revenues inline versus expectations but guided revenues for the next two quarters $12 million short of consensus expectations.  This was driven by supply constraints and lower wafer allocation by its foundry partner Samsung. The stock declined as estimates got reset and multiples compressed across the semiconductor industry group.
MongDB, Inc. (ticker: MDB) also detracted from the Fund’s returns. MongDB engages in the development and provision of a general-purpose database platform. In the first half of 2022, MongDB, along with the rest of the software industry, saw substantial valuation multiple contraction driven by market fears around higher inflation and rising interest rates. The company’s valuation compressed from 30x EV/NTM (enterprise value/next twelve months) sales at start of the year to 12x by the second quarter of 2022. In the third quarter of 2022, MongDB noted macro pressure impacting business that resulted in a reduction of growth forecasts, resulting in additional pressure on the stock price.
Our full year investment performance was disappointing to us. It was the one of worst absolute years for U.S. equity returns in market history.  The market dynamics were challenging, characterized by bearish macro factors, weak market breadth, extreme industry and stock rotation, and individual company earnings that were generally not rewarded by the market as they typically are. Regardless, the team, all fellow investors in the Fund, was not satisfied with these results.  We pride ourselves on delivering consistent outperformance.

Overall, we still see many dynamic investment opportunities which have attractive valuations.  We believe that these holdings nicely fit our investment philosophy of companies exhibiting growth inflections, differentiation, market share gains, strong revenues and expanding profitability.
 Thank you for investing alongside us in the Fund. We appreciate your continued confidence in our management capabilities.
 Sincerely,

Jeff James Lead Portfolio Manager	Michael Buck Portfolio Manager

Prakash Vijayan Assistant Portfolio Manager

* Nasdaq: The National Association of Securities Dealers Automated Quotations, or “NASDAQ”, is a U.S. based stock exchange that is well-known for listing some of the largest technology companies in the world.
Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Small/Mid Cap Growth Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since May 1, 2020 (the date of the fund's inception),with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.
The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The Fund will charge a redemption fee of 2.00% on shares held less than sixty (60) days. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.31% as of the most recent prospectus dated April 30, 2022, as supplemented January 26, 2023.
Average Annual Total Returns as of 12/31/22	1 Year	Since Inception (5/1/20 - 12/31/22)
Driehaus Small/Mid Cap Growth Fund (DSMDX)[1]	-31.45%	13.82%
Russell 2500® Growth Index[2]	-26.21%	7.80%

[1]	The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The Russell 2500® Growth Index measures the performance of the small to midcap growth segment of the US Equity universe. It measures the performance of those Russell 2500® Index companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small to midcap growth segment of the market. Data is calculated with net dividend reinvestment. Source: FTSE Russell.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 98.63%
INDUSTRIALS — 25.58%
Construction & Engineering — 7.43%
AECOM	1,767	$150,071
Ameresco, Inc. - A *	963	55,026
Quanta Services, Inc.	2,554	363,945
Valmont Industries, Inc.	356	117,719
WillScot Mobile Mini Holdings Corp. *	6,066	274,001
		960,762
Commercial Services & Supplies — 3.86%
Clean Harbors, Inc. *	1,136	129,640
Driven Brands Holdings, Inc. *	2,718	74,229
MSA Safety, Inc.	815	117,515
Tetra Tech, Inc.	1,223	177,567
		498,951
Machinery — 3.82%
AGCO Corp.	1,858	257,686
Chart Industries, Inc. *	1,386	159,709
Evoqua Water Technologies Corp. *	1,939	76,784
		494,179
Aerospace & Defense — 3.46%
Axon Enterprise, Inc. *	1,359	225,499
Curtiss-Wright Corp.	1,327	221,596
		447,095
Professional Services — 3.07%
Booz Allen Hamilton Holding Corp.	877	91,664
CACI International, Inc. - A *	395	118,733
FTI Consulting, Inc. *	452	71,778
KBR, Inc.	2,172	114,681
		396,856
Road & Rail — 1.41%
Knight-Swift Transportation Holdings, Inc.	1,765	92,503
Saia, Inc. *	429	89,953
		182,456
Electrical Equipment — 1.03%
Shoals Technologies Group, Inc. - A *	5,420	133,712
Building Products — 1.00%
Builders FirstSource, Inc. *	1,008	65,399
Carlisle Cos., Inc.	274	64,568
		129,967
Trading Companies & Distributors — 0.50%
Core & Main, Inc. - A *	3,325	64,206
Total INDUSTRIALS (Cost $3,063,733)		3,308,184
	Shares, Principal Amount, or Number of Contracts	Value
INFORMATION TECHNOLOGY — 22.51%
Semiconductors & Semiconductor Equipment — 9.45%
Ambarella, Inc. *	1,059	$87,081
Axcelis Technologies, Inc. *	2,022	160,466
Enphase Energy, Inc. *	1,000	264,960
First Solar, Inc. *	2,051	307,219
Lattice Semiconductor Corp. *	1,920	124,570
ON Semiconductor Corp. *	3,649	227,588
Rambus, Inc. *	1,418	50,793
		1,222,677
Software — 6.61%
Bill.com Holdings, Inc. *	960	104,602
Clear Secure, Inc. - A	4,011	110,022
CyberArk Software Ltd. 1,*	1,285	166,600
Gitlab, Inc. - A *	2,669	121,280
Paycom Software, Inc. *	362	112,332
Paylocity Holding Corp. *	859	166,869
Procore Technologies, Inc. *	1,544	72,846
		854,551
Communications Equipment — 2.93%
Calix, Inc. *	4,946	338,455
Juniper Networks, Inc.	1,275	40,749
		379,204
IT Services — 2.54%
ExlService Holdings, Inc. *	776	131,478
MongoDB, Inc. *	1,002	197,233
		328,711
Electronic Equipment, Instruments & Components — 0.98%
Fabrinet 1,*	983	126,040
Total INFORMATION TECHNOLOGY (Cost $2,815,789)		2,911,183
HEALTH CARE — 17.79%
Biotechnology — 11.78%
Alnylam Pharmaceuticals, Inc. *	779	185,129
Argenx SE - ADR 1,*	366	138,652
Ascendis Pharma A/S - ADR 1,*	1,286	157,059
Crinetics Pharmaceuticals, Inc. *	3,423	62,641
Halozyme Therapeutics, Inc. *	4,931	280,574
Karuna Therapeutics, Inc. *	288	56,592
Neurocrine Biosciences, Inc. *	2,155	257,393
United Therapeutics Corp. *	499	138,767
Xenon Pharmaceuticals, Inc. 1,*	6,253	246,556
		1,523,363
Health Care Equipment & Supplies — 4.54%
Axonics, Inc. *	1,144	71,534
Inspire Medical Systems, Inc. *	742	186,895
Insulet Corp. *	499	146,901

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
Penumbra, Inc. *	817	$181,750
		587,080
Health Care Providers & Services — 1.47%
AMN Healthcare Services, Inc. *	1,858	191,039
Total HEALTH CARE (Cost $1,905,590)		2,301,482
CONSUMER DISCRETIONARY — 14.16%
Specialty Retail — 3.66%
Murphy USA, Inc.	491	137,254
Tractor Supply Co.	635	142,856
Ulta Beauty, Inc. *	411	192,788
		472,898
Auto Components — 3.40%
Mobileye Global, Inc. - A *	6,299	220,843
Visteon Corp. *	1,673	218,878
		439,721
Hotels, Restaurants & Leisure — 3.05%
Hyatt Hotels Corp. - A *	1,337	120,932
Texas Roadhouse, Inc.	1,106	100,591
Wingstop, Inc.	1,260	173,401
		394,924
Textiles, Apparel & Luxury Goods — 2.18%
Deckers Outdoor Corp. *	546	217,942
Skechers USA, Inc. - A *	1,533	64,309
		282,251
Internet & Direct Marketing Retail — 1.35%
Chewy, Inc. - A *	1,555	57,659
Xometry, Inc. - A *	3,608	116,286
		173,945
Distributors — 0.52%
LKQ Corp.	1,263	67,457
Total CONSUMER DISCRETIONARY (Cost $1,771,297)		1,831,196
FINANCIALS — 5.23%
Insurance — 4.76%
Everest Re Group Ltd. [1]	307	101,700
Kinsale Capital Group, Inc.	1,110	290,287
Ryan Specialty Holdings, Inc. *	2,955	122,662
W. R. Berkley Corp.	1,399	101,526
		616,175
Banks — 0.47%
Wintrust Financial Corp.	718	60,685
Total FINANCIALS (Cost $601,671)		676,860
	Shares, Principal Amount, or Number of Contracts	Value
ENERGY — 4.00%
Oil, Gas & Consumable Fuels — 2.10%
Cameco Corp. [1]	5,379	$121,942
Diamondback Energy, Inc.	583	79,743
New Fortress Energy, Inc.	1,635	69,356
		271,041
Energy Equipment & Services — 1.90%
Helmerich & Payne, Inc.	827	40,994
ProFrac Holding Corp. - A *	5,391	135,853
TechnipFMC PLC 1,*	5,697	69,447
		246,294
Total ENERGY (Cost $418,071)		517,335
COMMUNICATION SERVICES — 3.93%
Entertainment — 2.05%
Liberty Media Corp.-Liberty Formula One - C *	1,482	88,594
Warner Music Group Corp. - A	2,961	103,694
World Wrestling Entertainment, Inc. - A	1,070	73,317
		265,605
Interactive Media & Services — 1.06%
Pinterest, Inc. - A *	5,673	137,740
Diversified Telecommunication Services — 0.82%
Iridium Communications, Inc. *	2,054	105,576
Total COMMUNICATION SERVICES (Cost $492,408)		508,921
CONSUMER STAPLES — 3.85%
Food & Staples Retailing — 1.45%
BJ's Wholesale Club Holdings, Inc. *	584	38,638
Performance Food Group Co. *	2,547	148,719
		187,357
Food Products — 1.35%
Lamb Weston Holdings, Inc.	1,953	174,520
Beverages — 1.05%
Celsius Holdings, Inc. *	1,306	135,876
Total CONSUMER STAPLES (Cost $425,186)		497,753
MATERIALS — 1.27%
Metals & Mining — 1.27%
ATI, Inc. *	4,997	149,210
MP Materials Corp. *	602	14,617
		163,827
Total MATERIALS (Cost $165,177)		163,827

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
REAL ESTATE — 0.31%
Equity Real Estate Investment Trusts — 0.31%
Ryman Hospitality Properties, Inc.	486	$39,745
Total REAL ESTATE (Cost $42,923)		39,745
Total COMMON STOCKS (Cost $11,701,845)		12,756,486
SHORT TERM INVESTMENTS — 1.68%
Northern Institutional Government Portfolio (Shares Class), 3.73% [2] (Cost $217,423)	217,423	217,423

TOTAL INVESTMENTS (Cost $11,919,268)	100.31%	$12,973,909
Liabilities In Excess of Other Assets	(0.31)%	(40,466)
Net Assets	100.00%	$12,933,443

ADR	American Depositary Receipt
PLC	Public Limited Company

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2022 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	98.63%
Short Term Investments	1.68%
Total Investments	100.31%
Liabilities In Excess of Other Assets	(0.31)%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2022

Industry	Percent of Net Assets
Aerospace & Defense	3.46%
Auto Components	3.40%
Banks	0.47%
Beverages	1.05%
Biotechnology	11.78%
Building Products	1.00%
Commercial Services & Supplies	3.86%
Communications Equipment	2.93%
Construction & Engineering	7.43%
Distributors	0.52%
Diversified Telecommunication Services	0.82%
Electrical Equipment	1.03%
Electronic Equipment, Instruments & Components	0.98%
Energy Equipment & Services	1.90%
Entertainment	2.05%
Equity Real Estate Investment Trusts	0.31%
Food & Staples Retailing	1.45%
Food Products	1.35%
Health Care Equipment & Supplies	4.54%
Health Care Providers & Services	1.47%
Industry	Percent of Net Assets
Hotels, Restaurants & Leisure	3.05%
Insurance	4.76%
Interactive Media & Services	1.06%
Internet & Direct Marketing Retail	1.35%
IT Services	2.54%
Machinery	3.82%
Metals & Mining	1.27%
Money Market Fund	1.68%
Oil, Gas & Consumable Fuels	2.10%
Professional Services	3.07%
Road & Rail	1.41%
Semiconductors & Semiconductor Equipment	9.45%
Software	6.61%
Specialty Retail	3.66%
Textiles, Apparel & Luxury Goods	2.18%
Trading Companies & Distributors	0.50%
Liabilities In Excess of Other Assets	(0.31)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,
The Driehaus Event Driven Fund (“Fund”) returned -9.98% for the year ended December 31, 2022, while the S&P 500 Index (the “Benchmark”) returned -18.11% for the same period, and the FTSE 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, returned 1.50%.
 With the turn of the calendar behind us, we spent the last few weeks reflecting on yet another eventful year in the financial markets.  As event driven investors, we have the opportunity to mitigate some of the interest rate driven market volatility because most of our investments have discrete timelines, such as the closing of a transaction, or a call date for a bond. The Fund also benefits from equity volatility and dispersion as a source of new investment opportunities. We believe that periods of sustained volatility often result in indiscriminate selling of certain asset classes, sectors, or investment themes, which invariably produce compelling risk adjusted return opportunities for investors that can identify value and catalysts amidst the market noise.
 Across our three sub strategies – Arbitrage, Catalyst Driven Credit, and Catalyst Driven Equity – we continue to find a broad opportunity set, and briefly note the backdrop for each.
 Arbitrage:
Base rate volatility continues to impact the expected rates of return investors are willing to accept in arbitrage situations. We expect that investors’ hurdle rates will remain fluid in 2023, which will result in continued mis-pricings of credit and equity risk in merger arbitrage situations.  This should keep our opportunity set robust.
 Credit:
In the first half of 2023, we expect the resumption of new high yield bond issuances and loan originations to serve as a volatility catalyst for corporate credit markets. There are tens of billions of dollars of leveraged buyout (LBO) debt that needs to move from bank balance sheets to investors, and those will require steep discounts to par, and periods of price discovery. We believe that the levels at which those loans and bonds clear the market will serve as a touchpoint for relative value based high yield funds that are benchmarked to an index and are likely to set off forced buying and selling of securities, which is always a welcome development for us.
Equity:
In all environments, but especially today’s, capital allocation is a critical tool to both creating and unlocking value. Astute and savvy capital allocation should be a primary obligation of any high-quality corporate management team and board of directors. We, along with many other engaged shareholders, are increasingly honing in on investment opportunities wherein company capital is being allocated in a suboptimal manner due to conflicts of interest or poor governance. Similarly, we maintain constructive dialogs on the topic of capital allocation with the management teams of the companies in which the Fund invests. We find these dialogs valuable; in prior investments, they have often evolved into organic catalysts for value realization.
 During the year, the Fund was able to utilize our investment process across our three primary investment strategies: arbitrage, opportunistic credit, and catalyst driven equities. The largest contribution came from the portfolio hedges, which had an average weight of 18% and contributed over 500 basis points to the Fund’s return.  Catalyst driven equities was the most significant detractor from the fund, with an average weight of 40% and detracting over a 1000 basis points during the 2022 year.  Opportunistic credit and arbitrage also detracted from the Fund’s returns.
 Within the Fund, we seek volatility below that of the Benchmark. In 2022, Fund volatility was 8.23% versus Benchmark volatility of 24.18%.  The Fund’s 100-day volatility (at December 31, 2022) was limited to 30% of that of the Benchmark.  The Fund’s risk stats remained muted during the year, with a market beta* of 0.25 and a correlation** of 0.74 relative to the S&P 500.
 To start 2023, the Fund’s allocation by strategy remains fairly balanced across sub strategies, and within historical context. Catalyst driven equities now represent approximately 36% of the Fund, we have increased opportunistic credit exposure to approximately 32% and risk arbitrage sits just below 15%. We have reduced the Fund’s portfolio-level hedges as risk assets sold off throughout 2022, and valuations became more rational; as a result, the Fund’s beta-adjusted net exposure is approximately 30%, similar to the level one year ago.

 As the new year begins, volatility and change have once again come to the forefront of investor psyche, and we remain encouraged by the level of activity we are seeing across capital markets. The backdrop may be shifting – after much focus on inflation throughout 2022, investors now seem to be contending with a possible recession and the implications it may have on corporate earnings. Even so, robust corporate activity seems to be one of the few constants in the sea of market changes. We remain encouraged by the outlook across our three primary areas of investment and believe that the Fund is positioned to act opportunistically to capitalize on this favorable outlook for idiosyncratic investments.
 As always, we thank you for investing alongside us in the Fund and appreciate your continued confidence in our management capabilities.
 Sincerely,

Michael Caldwell Portfolio Manager	Tom McCauley Portfolio Manager	Yoav Sharon Portfolio Manager

*    Beta: A measure describing the relation of a portfolio’s returns with that of the financial market as a whole. A portfolio with a beta of 0 means that its price is not at all correlated with the market. A positive beta means that the portfolio generally follows the market. A negative beta shows that the portfolio inversely follows the market; the portfolio generally decreases in value if the market goes up and vice versa.
**    Correlation: Shows the strength of a relationship between two variables and is expressed numerically by the correlation coefficient.
Performance is historical and does not represent future results.
Please see the following performance overview page for index description.

Driehaus Event Driven Fund
Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment (minimum investment) in the Fund since August 26, 2013 (the date of the fund's inception),with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.
The performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Principal value and investment returns will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance data represents the rate that an investor would have earned (or lost), during the given periods, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Average annual total return reflects annualized change. Since Fund performance is subject to change after the period-end, please call (800) 560-6111 or visit www.driehaus.com/performance for more current performance information. The gross expense ratio is 1.50% as of the most recent prospectus dated April 30, 2022, as supplemented January 26, 2023.
Average Annual Total Returns as of 12/31/22	1 Year	3 Years	5 Years	Since Inception (8/26/13 - 12/31/22)
Driehaus Event Driven Fund (DEVDX)[1]	-9.98%	6.41%	6.69%	4.92%
S&P 500 Index[2]	-18.11%	7.66%	9.42%	11.47%
FTSE 3-Month T-Bill Index[3]	1.50%	0.71%	1.25%	0.79%

[1]	The returns for the periods prior to March 1, 2014, reflect fee waivers and/or reimbursements without which performance would have been lower.
[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.
[3]	The FTSE 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The FTSE 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 5.96%
Leisure Facilities & Services — 5.96%
Playa Resorts Holding B.V., 2022 Term Loan 1/5/29 [1,2,3,4]	$3,019,000	$2,937,879
Playa Resorts Holding B.V., 2022 Term Loan 8.57%, (1-Month USD CME Term SOFR+425 basis points), 1/5/29 [1,2,3]	3,700,000	3,600,581
Topgolf International, Inc., Initial Term Loan 10.58%, (1-Month USD Libor+625 basis points), 2/9/26 [1]	5,684,837	5,647,545
		12,186,005
Total BANK LOANS (Cost $12,194,216)		12,186,005
CORPORATE BONDS — 27.75%
Commercial Support Services — 5.34%
Arrow Bidco LLC 9.50%, 3/15/24 [5,6]	10,931,000	10,904,740
Electric Utilities — 4.03%
Vistra Corp. 7.00%, (U.S. Treasury Yield Curve Rate CMT 5Y + 574 basis points), 12/15/26 [5,6,7,8]	9,050,000	8,234,896
Leisure Facilities & Services — 11.60%
Cinemark USA, Inc. 5.25%, 7/15/28 [5,6]	13,921,000	10,337,595
Golden Entertainment, Inc. 7.62%, 4/15/26 [5]	13,543,000	13,348,200
		23,685,795
Oil & Gas Producers — 3.68%
Calumet Specialty Products Partners L.P./Calumet Finance Corp. 11.00%, 4/15/25 [5]	7,212,000	7,516,536
Retail - Discretionary — 1.21%
Kohl's Corp. 3.63%, 5/1/31	3,534,000	2,473,800
Technology Services — 1.89%
MoneyGram International, Inc. 5.37%, 8/1/26 [5,6]	3,815,000	3,867,104
Total CORPORATE BONDS (Cost $60,145,210)		56,682,871
COMMON STOCKS — 49.27%
Asset Management — 6.50%
Corazon Capital V838 Monoceros Corp. - A 6,*	189,734	1,916,313
First Light Acquisition Group, Inc. - A *	68,127	692,852
	Shares, Principal Amount, or Number of Contracts	Value
FTAC Zeus Acquisition Corp. - A *	133,692	$1,350,289
Live Oak Mobility Acquisition Corp. - A 6,*	214,262	2,154,404
Logistics Innovation Technologies Corp. - A *	192,225	1,941,473
Screaming Eagle Acquisition Corp. - A *	525,785	5,228,932
		13,284,263
Banking — 10.91%
Berkshire Hills Bancorp, Inc. [6]	231,506	6,922,029
Blue Foundry Bancorp 6,*	446,396	5,736,189
HarborOne Bancorp, Inc. [6]	190,790	2,651,981
Kearny Financial Corp./MD [6]	686,270	6,965,641
		22,275,840
Biotechnology & Pharmaceuticals — 9.02%
Ascendis Pharma A/S - ADR 2,6,*	13,514	1,650,465
Biohaven Ltd. *	71,277	989,325
Crinetics Pharmaceuticals, Inc. *	324,621	5,940,564
DICE Therapeutics, Inc. 6,*	77,220	2,409,264
Relay Therapeutics, Inc. 6,*	159,877	2,388,562
Xenon Pharmaceuticals, Inc. 2,6,*	128,193	5,054,650
		18,432,830
Entertainment Content — 1.54%
Activision Blizzard, Inc.	41,196	3,153,554
Holding Companies - Diversified — 0.00%
Flag U Founders 9,*,^	24,357	0
Industrial Intermediate Products — 1.30%
Hillman Solutions Corp. 6,*	368,616	2,657,721
Industrial Support Services — 6.28%
Triton International Ltd. [2]	46,634	3,207,487
WillScot Mobile Mini Holdings Corp. 6,*	212,837	9,613,847
		12,821,334
Leisure Facilities & Services — 7.54%
Golden Entertainment, Inc. 6,*	297,989	11,144,789
MGM Resorts International	62,786	2,105,214
Playa Hotels & Resorts NV 2,*	328,860	2,147,456
		15,397,459
Leisure Products — 1.36%
Topgolf Callaway Brands Corp. *	140,660	2,778,035
Retail - Consumer Staples — 1.55%
Albertsons Cos, Inc. - A	152,357	3,159,884
Transportation & Logistics — 3.27%
Atlas Air Worldwide Holdings, Inc. *	51,554	5,196,643
RXO, Inc. 6,*	29,442	506,403

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2022

	Shares, Principal Amount, or Number of Contracts	Value
XPO Logistics, Inc. 6,*	29,442	$980,124
		6,683,170
Total COMMON STOCKS (Cost $99,764,029)		100,644,090
PREFERRED STOCKS — 1.09%
Telecommunications — 1.09%
Telephone and Data Systems, Inc. [10]	22,999	338,545
Telephone and Data Systems, Inc. 6.00%, [10]	143,604	1,881,213
Total PREFERRED STOCKS (Cost $4,001,820)		2,219,758
WARRANTS — 0.06%
Corazon Capital V838 Monoceros Corp. - A, Exp. 12/31/28, Strike $11.50 *	53,713	591
Deep Lake Capital Acquisition Corp. - B, Exp. 12/31/27, Strike $11.50 *	10,795	38
EQRx, Inc., Exp. 12/31/28, Strike $11.50 *	26,680	7,148
First Light Acquisition Group, Inc., Exp. 10/7/23, Strike $11.50 *	193,125	5,330
FTAC Zeus Acquisition Corp. - A, Exp. 11/23/26, Strike $.00 *	66,846	1,337
Inspirato, Inc., Exp. 1/1/30, Strike $11.50 *	35,733	3,141
Jack Creek Investment Corp., Exp. 12/31/27, Strike $11.50 *	151,497	31,830
Live Oak Mobility Acquisition Corp., Exp. 3/4/28, Strike $11.50 *	42,851	5,999
Logistics Innovation Technologies Corp., Exp. 6/15/28, Strike $11.50 *	64,075	1,922
Pagaya Technologies Ltd., Exp. 5/31/27, Strike $.00 *	121,900	10,947
Screaming Eagle Acquisition Corp. - A, Exp. 5/1/27, Strike $11.50 *	175,261	41,309
Senior Connect Acquisition Corp. I - A, Exp. 12/31/27, Strike $11.50 *	62,919	3,781
SomaLogic, Inc., Exp. 12/31/27, Strike $11.50 *	22,690	9,076
X4 Pharmaceuticals, Inc., Exp. 4/12/24, Strike $13.20 *	5,547	65
ZeroFox Holdings, Inc., Exp. 5/23/27, Strike $11.50 *	65,250	9,885
Total WARRANTS (Cost $9,328)		132,399
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 14.02%
Northern Institutional Treasury Portfolio (Premier Class), 3.75% [11] (Cost $28,640,226)	28,640,226	$28,640,226

TOTAL INVESTMENTS (Cost $204,754,829)	98.15%	$200,505,349
Other Assets In Excess of Liabilities	1.85%	3,783,513
Net Assets	100.00%	$204,288,862
INVESTMENT SECURITIES SOLD SHORT — (8.68)%
EXCHANGE-TRADED FUNDS — (8.68)%
Global X US Infrastructure Development ETF	(34,526)	(914,593)
iShares S&P Mid-Cap 400 Value ETF	(8,901)	(897,221)
SPDR S&P Biotech ETF *	(79,187)	(6,572,521)
SPDR S&P Regional Banking ETF	(159,162)	(9,349,176)
Total EXCHANGE-TRADED FUNDS (Proceeds $23,667,538)		(17,733,511)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $23,667,538)	(8.68)%	$(17,733,511)

ADR	American Depositary Receipt
CMT	Constant Maturity

[1]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2022. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
[2]	Foreign security denominated and/or traded in U.S. dollars.
[3]	Foreign security, par value shown in local currency.
[4]	Position is unsettled. Contract rate was not determined at December 31, 2022 and does not take effect until settlement date.
[5]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $54,209,071, which represents 27% of Net Assets (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2022

[6]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[7]	Perpetual security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
[8]	Variable rate security. Rates disclosed as of December 31, 2022.
[9]	Special Purpose Acquisition Company (SPAC).
[10]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[11]	7 day current yield as of December 31, 2022 is disclosed.
^	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustee. The security is valued using significant unobservable inputs.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Bank Loans	5.96%
Corporate Bonds	27.75%
Common Stocks	49.27%
Preferred Stocks	1.09%
Warrants	0.06%
Short Term Investments	14.02%
Total Investments	98.15%
Other Assets In Excess of Liabilities	1.85%
Net Assets	100.00%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2022

TOTAL RETURN SWAPS
OTC SWAP CONTRACTS
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

S&P GSCI	Financing Index: 1-Month ICE LIBOR USD - 0.5%	1/23/2023	GSC	USD	206,083	$111,789	$—	$111,789
Financing Index: 1-Day US Federal Fund Effective Rate + 0.6%	Cannae Holdings, Inc. (Monthly)	8/28/2023	GSC	USD	1,095,403	186,250	—	186,250
Financing Index: 1-Month ICE LIBOR USD + 0.6%	Cannae Holdings, Inc. (Monthly)	8/28/2023	GSC	USD	131,747	22,817	—	22,817
Subtotal Appreciation						$320,856	$—	$320,856
3-Day S&P GSCI	Financing Index: 1-Day US Federal Fund Effective Rate - 0.5%	8/28/2023	GSC	USD	1,081,933	$(178,528)	$—	$(178,528)
3-Day S&P GSCI	Financing Index: 1-Month ICE LIBOR USD - 0.5%	8/28/2023	GSC	USD	131,747	(21,611)	—	(21,611)
Subtotal Depreciation						$(200,139)	$—	$(200,139)
Net Total Return Swaps outstanding at December 31, 2022						$120,717	$—	$120,717
GSC - Goldman Sachs International
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2022

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$1,783,894,213	$91,261,865
Investments securities, at fair value	$1,950,355,904	$97,097,872
Short-term securities, at fair value[1]	104,173,837	6,732,347
Warrant securities, at fair value[2]	—	—
Foreign currency, at fair value[3]	7,699,645	363,584
Unrealized appreciation on open OTC swap contracts	—	—
Cash	—	—
Deposit at broker for securities sold short	—	—
Receivable for investment securities sold	16,938,343	—
Receivable for foreign capital gains taxes	—	709,685
Receivable for fund shares sold	1,372,024	40,864
Receivable for interest and dividends	4,327,096	112,890
Due from broker	—	—
Due from affiliates	—	—
Prepaid expenses	213,172	18,974

TOTAL ASSETS	2,085,080,021	105,076,216

LIABILITIES:
Payable for investment securities sold short, proceeds	—	—
Payable for investment securities sold short, at fair value	—	—
Unrealized depreciation on open OTC swap contracts	—	—
Payable for fund shares redeemed	2,526,368	40,370
Payable for investment securities purchased	20,540,914	2,263,841
Advisory fees payable, net	1,659,767	72,742
Payable for interest and dividends on securities sold short	—	—
Accrued shareholder services plan fees	263,886	—
Accrued administration and accounting fees	204,318	19,736
Accrued foreign capital gains taxes	2,941,023	—
Accrued expenses	228,493	50,722

TOTAL LIABILITIES	28,364,769	2,447,411

NET ASSETS	$2,056,715,252	$102,628,805

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2022:
Paid-in-capital	$2,124,309,828	$127,935,028
Total distributable earnings (deficit)	(67,594,576)	(25,306,223)
NET ASSETS	$2,056,715,252	$102,628,805

NET ASSETS	$—	$102,628,805
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	—	5,887,574
NET ASSET VALUE	$—	$17.43
INVESTOR CLASS SHARES
NET ASSETS	$572,322,689	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	18,062,120	—
NET ASSET VALUE	$31.69	$—
INSTITUTIONAL CLASS SHARES
NET ASSETS	$1,484,392,563	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	46,558,184	—
NET ASSET VALUE	$31.88	$—

[1]	The cost of short-term securities was $104,173,837, $6,732,347, $3,554,812, $3,209,891, $1,090,197, $4,715,294, $217,423 and $28,640,226, respectively.
[2]	The cost of warrants was $0, $0, $0, $0, $0, $0, $0 and $9,328, respectively.
[3]	The cost of foreign currency was $7,794,300, $363,410, $2,303, $1,687, $0, $0, $0 and $0, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2022

Driehaus Emerging Markets Opportunities Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$39,572,864	$203,576,063	$145,782,548	$404,481,387	$11,701,845	$176,105,275
$42,554,124	$212,984,342	$175,423,557	$448,207,859	$12,756,486	$171,732,724
3,554,812	3,209,891	1,090,197	4,715,294	217,423	28,640,226
—	—	7,641	—	—	132,399
2,300	1,688	—	—	—	—
—	—	—	—	—	320,856
461,971	—	—	—	—	—
—	—	—	—	—	22,834,399
18	—	—	976,558	21,663	14,766
—	—	—	—	—	—
2,820	209,397	4,673	344,871	1,305	193,533
266,985	682,555	16,312	34,353	1,230	2,459,970
—	—	—	—	—	90,968
—	—	—	—	1,867	—
12,915	27,383	35,684	67,331	8,177	35,101

46,855,945	217,115,256	176,578,064	454,346,266	13,008,151	226,454,942

—	—	—	—	—	23,667,538
—	—	—	—	—	17,733,511
—	—	—	—	—	200,139
—	44,990	119,023	540,204	—	423,815
100,495	—	—	—	41,631	3,482,045
16,691	186,822	192,420	235,938	—	174,286
—	—	—	—	—	4,858
—	—	—	25,850	—	71,142
6,396	19,968	16,930	37,069	6,288	12,924
48,695	—	—	—	—	—
41,355	49,216	41,241	68,898	26,789	63,360

213,632	300,996	369,614	907,959	74,708	22,166,080

$46,642,313	$216,814,260	$176,208,450	$453,438,307	$12,933,443	$204,288,862

$47,104,716	$248,564,723	$165,404,053	$535,764,358	$15,810,766	$217,736,714
(462,403)	(31,750,463)	10,804,397	(82,326,051)	(2,877,323)	(13,447,852)
$46,642,313	$216,814,260	$176,208,450	$453,438,307	$12,933,443	$204,288,862

$46,642,313	$216,814,260	$176,208,450	$—	$12,933,443	$204,288,862
4,117,445	27,455,148	17,535,280	—	1,042,413	17,324,213
$11.33	$7.90	$10.05	$—	$12.41	$11.79

$—	$—	$—	$67,143,425	$—	$—
—	—	—	4,376,976	—	—
$—	$—	$—	$15.34	$—	$—

$—	$—	$—	$386,294,882	$—	$—
—	—	—	24,703,222	—	—
$—	$—	$—	$15.64	$—	$—
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2022

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME:
Interest income[1]	$1,614,725	$70,860
Dividend income[2]	38,616,574	1,788,178
Non-cash dividend income	2,874,635	—

Total investment income	43,105,934	1,859,038

Expenses:
Investment advisory fees	19,387,811	1,154,167
Shareholder services fees	1,568,557	—
Administration fees	666,955	35,980
Transfer agent fees	214,528	11,546
Trustees fees	497,933	26,900
Custody fees	579,550	68,380
Reports to shareholders	101,027	7,256
Professional fees	376,956	57,576
Audit and tax fees	108,604	66,862
Federal and state registration fees	68,394	22,771
Dividends and interest on short positions	—	—
Miscellaneous	338,718	59,755
Total expenses	23,909,033	1,511,193
Investment advisory fees recoupment (reimbursement)	—	(207,973)
Fees paid indirectly	(284,955)	(2,159)
Net expenses	23,624,078	1,301,061

Net investment income (loss)	19,481,856	557,977

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
Net realized gain (loss) on transactions from:
Investments[3]	(188,963,856)	(10,860,850)
Warrants	—	—
Purchased options contracts	—	—
Securities sold short	—	—
Written options contracts	—	—
Swap contracts	—	—
Foreign currency	(3,121,524)	(70,620)
Net realized gain (loss) on investment transactions	(192,085,380)	(10,931,470)
Change in net unrealized appreciation (depreciation) on:
Investments[4]	(355,037,886)	(15,208,214)
Warrants	—	—
Securities sold short	—	—
Swap contracts	—	—
Foreign currency	(234,775)	(82,078)
Net change in unrealized appreciation (depreciation) on investment transactions	(355,272,661)	(15,290,292)

Net realized and unrealized gain (loss) on investment transactions	(547,358,041)	(26,221,762)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(527,876,185)	$(25,663,785)

[1]	Net of $0, $0, $2,377, $0, $0, $0, $0 and $0 of non-reclaimable foreign taxes withheld, respectively.
[2]	Net of $5,217,564, $154,778, $103,845, $532,892, $0, $13,715, $791 and $0 of non-reclaimable foreign taxes withheld, respectively.
[3]	Net realized gain (loss) on transactions from investments are net of $3,687,703, $311,395, $33,727, $0, $0, $0, $0 and $0 of foreign capital gains taxes, respectively.
[4]	Change in net unrealized appreciation (depreciation) on investments are net of $2,326,501, $792,813, $67,733, $0, $0, $0, $0 and $0 of change in deferred foreign capital gains taxes, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2022

Driehaus Emerging Markets Opportunities Fund	Driehaus International Small Cap Growth Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$554,468	$85,792	$53,443	$100,927	$1,598	$3,691,419
759,301	4,515,860	1,020,181	1,997,830	72,727	2,453,754
75,345	—	—	—	—	—

1,389,114	4,601,652	1,073,624	2,098,757	74,325	6,145,173

433,106	2,445,663	2,689,241	2,952,515	95,279	1,988,353
—	—	—	157,761	—	381,107
16,157	81,200	69,263	169,431	5,110	68,373
5,199	26,160	22,388	54,378	1,653	20,484
12,133	60,478	52,784	124,393	3,983	49,897
21,615	39,415	33,103	46,753	19,305	18,328
2,947	9,930	7,828	39,306	2,589	18,732
57,601	59,711	53,232	100,005	17,437	61,543
46,444	25,929	32,700	32,700	32,700	48,800
22,183	26,339	27,133	61,063	20,704	35,715
—	—	—	—	—	604,408
37,925	80,717	78,504	109,135	45,607	62,997
655,310	2,855,542	3,066,176	3,847,440	244,367	3,358,737
(174,550)	—	—	—	(87,616)	—
(4,343)	(12,224)	(111,859)	(184,230)	(5,893)	(64,164)
476,417	2,843,318	2,954,317	3,663,210	150,858	3,294,573

912,697	1,758,334	(1,880,693)	(1,564,453)	(76,533)	2,850,600

(2,425,922)	(42,370,916)	(14,963,242)	(120,425,635)	(3,577,319)	(20,761,230)
—	—	3,258	—	—	(236,545)
158,010	—	—	—	—	(686,386)
—	—	—	—	—	9,024,604
—	—	—	—	—	202,096
(89,677)	—	—	—	—	590,718
(14,296)	(93,849)	—	—	—	—
(2,371,885)	(42,464,765)	(14,959,984)	(120,425,635)	(3,577,319)	(11,866,743)

(9,203,865)	(40,021,369)	(93,950,906)	(98,418,522)	(3,707,745)	(15,568,923)
—	—	(28,317)	—	—	(641,900)
—	—	—	—	—	3,822,845
—	—	—	—	—	158,635
4,763	(29,705)	—	—	—	—
(9,199,102)	(40,051,074)	(93,979,223)	(98,418,522)	(3,707,745)	(12,229,343)

(11,570,987)	(82,515,839)	(108,939,207)	(218,844,157)	(7,285,064)	(24,096,086)

$(10,658,290)	$(80,757,505)	$(110,819,900)	$(220,408,610)	$(7,361,597)	$(21,245,486)

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$19,481,856	$307,977	$557,977	$294,442
Net realized gain (loss) on investment transactions	(192,085,380)	189,076,575	(10,931,470)	18,667,537
Net change in unrealized appreciation (depreciation) on investment transactions	(355,272,661)	(241,356,919)	(15,290,292)	(3,691,089)

Net increase (decrease) in net assets resulting from operations	(527,876,185)	(51,972,367)	(25,663,785)	15,270,890

Distributions from distributable earnings to shareholders:
Fund	—	—	—	(49,512)
Investor Class Shares	(4,378,459)	(124,720,312)	—	—
Institutional Class Shares	(9,874,900)	(219,579,683)	—	—

Total distributions to shareholders	(14,253,359)	(344,299,995)	—	(49,512)

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	33,164,101	27,161,675
Investor Class	112,615,114	114,382,649	—	—
Institutional Class	619,503,005	456,095,754	—	—
Reinvestment of distributions:
Fund	—	—	—	43,116
Investor Class	4,133,447	120,092,702	—	—
Institutional Class	8,864,468	196,637,512	—	—
Cost of shares redeemed:
Fund	—	—	(21,520,461)	(15,512,569)
Investor Class	(199,869,549)	(201,365,699)	—	—
Institutional Class	(273,542,521)	(245,809,899)	—	—
Redemption fees:
Fund	—	—	4,569	1,535
Investor Class	19,130	23,718	—	—
Institutional Fund	17,659	58,326	—	—

Net increase (decrease) in net assets resulting from capital transactions	271,740,753	440,115,063	11,648,209	11,693,757

Total increase (decrease) in net assets	(270,388,791)	43,842,701	(14,015,576)	26,915,135

NET ASSETS:

Beginning of period	$2,327,104,043	$2,283,261,342	$116,644,381	$89,729,246
End of period	$2,056,715,252	$2,327,104,043	$102,628,805	$116,644,381

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Emerging Markets Opportunities Fund		Driehaus International Small Cap Growth Fund		Driehaus Micro Cap Growth Fund
For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2021

$912,697	$564,274	$1,758,334	$1,032,830	$(1,880,693)	$(4,776,419)
(2,371,885)	441,572	(42,464,765)	63,535,651	(14,959,984)	114,688,268
(9,199,102)	(1,660,053)	(40,051,074)	(29,892,096)	(93,979,223)	(32,720,786)

(10,658,290)	(654,207)	(80,757,505)	34,676,385	(110,819,900)	77,191,063

(960,775)	(3,192,791)	(12,266,913)	(72,600,000)	(13,811,619)	(123,999,999)
—	—	—	—	—	—
—	—	—	—	—	—

(960,775)	(3,192,791)	(12,266,913)	(72,600,000)	(13,811,619)	(123,999,999)

4,162,890	11,548,706	27,792,245	68,316,473	5,804,663	5,932,222
—	—	—	—	—	—
—	—	—	—	—	—

445,299	3,192,291	10,992,388	64,761,613	10,997,421	89,300,107
—	—	—	—	—	—
—	—	—	—	—	—

(4,075,496)	(6,387,891)	(61,260,240)	(51,696,847)	(57,231,601)	(41,545,106)
—	—	—	—	—	—
—	—	—	—	—	—

1,119	—	2,146	—	235	—
—	—	—	—	—	—
—	—	—	—	—	—

533,812	8,353,106	(22,473,461)	81,381,239	(40,429,282)	53,687,223

(11,085,253)	4,506,108	(115,497,879)	43,457,624	(165,060,801)	6,878,287

$57,727,566	$53,221,458	$332,312,139	$288,854,515	$341,269,251	$334,390,964
$46,642,313	$57,727,566	$216,814,260	$332,312,139	$176,208,450	$341,269,251

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Small Cap Growth Fund		Driehaus Small/Mid Cap Growth Fund
	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,564,453)	$(2,917,475)	$(76,533)	$(155,857)
Net realized gain (loss) on investment transactions	(120,425,635)	82,938,619	(3,577,319)	2,015,530
Net change in unrealized appreciation (depreciation) on investment transactions	(98,418,522)	2,862,750	(3,707,745)	1,216,089

Net increase (decrease) in net assets resulting from operations	(220,408,610)	82,883,894	(7,361,597)	3,075,762

Distributions from distributable earnings to shareholders:
Fund	—	—	(461,634)	(1,753,267)
Investor Class Shares	(1,408,364)	(15,495,848)	—	—
Institutional Class Shares	(7,803,434)	(73,704,158)	—	—

Total distributions to shareholders	(9,211,798)	(89,200,006)	(461,634)	(1,753,267)

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	3,852,192	11,530,225
Investor Class	33,296,643	89,878,449	—	—
Institutional Class	223,937,354	208,019,662	—	—
Reinvestment of distributions:
Fund	—	—	435,076	1,753,267
Investor Class	1,406,995	15,479,510	—	—
Institutional Class	7,140,572	66,494,390	—	—
Cost of shares redeemed:
Fund	—	—	(6,707,620)	(6,277,724)
Investor Class	(29,782,290)	(29,025,749)	—	—
Institutional Class	(162,493,695)	(90,522,445)	—	—
Redemption fees:
Fund	—	—	—	—
Investor Class	25,376	58,498	3,277	—
Institutional Fund	216,119	2,412	—	—

Net increase (decrease) in net assets resulting from capital transactions	73,747,074	260,384,727	(2,417,075)	7,005,768

Total increase (decrease) in net assets	(155,873,334)	254,068,615	(10,240,306)	8,328,263

NET ASSETS:

Beginning of period	$609,311,641	$355,243,026	$23,173,749	$14,845,486
End of period	$453,438,307	$609,311,641	$12,933,443	$23,173,749

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Event Driven Fund
For the year ended December 31, 2022	For the year ended December 31, 2021

$2,850,600	$188,587
(11,866,743)	15,108,809
(12,229,343)	(4,075,164)

(21,245,486)	11,222,232

(3,000,010)	(22,722,926)
—	—
—	—

(3,000,010)	(22,722,926)

127,169,234	123,731,700
—	—
—	—

2,898,519	21,829,123
—	—
—	—

(105,167,933)	(72,489,715)
—	—
—	—

—	—
—	—
—	—

24,899,820	73,071,108

654,324	61,570,414

$203,634,538	$142,064,124
$204,288,862	$203,634,538

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$ 41.20	$ 49.09	$ 39.53	$ 31.80	$ 39.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.28	(0.07)	(0.09)	0.30	0.26
Net realized and unrealized gain (loss) on investments	(9.56)	(0.93)	10.87	7.76	(6.73)
Total income (loss) from investment operations	(9.28)	(1.00)	10.78	8.06	(6.47)
LESS DISTRIBUTIONS:
Net investment income	(0.20)	—	—	(0.33)	(0.16)
Net realized gain	(0.03)	(6.89)	(1.22)	—	(1.21)
Total distributions	(0.23)	(6.89)	(1.22)	(0.33)	(1.37)
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 31.69	$ 41.20	$ 49.09	$ 39.53	$ 31.80
Total Return	(22.54)%	(1.90)%	27.31%	25.34%	(16.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 572,323	$ 844,522	$ 951,998	$ 863,535	$ 791,656
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.35%	1.29%	1.39%	1.41%	1.38%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.34%	1.28%	1.38%	1.40%	1.37%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.81%	(0.13)%	(0.24)%	0.85%	0.69%
Portfolio turnover	160%	169%	203%	167%	218%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2018, 2019, 2020, 2021 and 2022.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$ 41.36	$ 49.14	$ 39.48	$ 31.76	$ 39.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.37[1]	0.05[1]	(0.01)[1]	0.38[1]	0.32
Net realized and unrealized gain (loss) on investments	(9.61)	(0.94)	10.89	7.75	(6.71)
Total income (loss) from investment operations	(9.24)	(0.89)	10.88	8.13	(6.39)
LESS DISTRIBUTIONS:
Net investment income	(0.21)	—	—	(0.41)	(0.25)
Net realized gain	(0.03)	(6.89)	(1.22)	—	(1.21)
Total distributions	(0.24)	(6.89)	(1.22)	(0.41)	(1.46)
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 31.88	$ 41.36	$ 49.14	$ 39.48	$ 31.76
Total Return	(22.36)%	(1.67)%	27.60%	25.60%	(16.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 1,484,392	$ 1,482,582	$ 1,331,263	$ 928,230	$ 654,445
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.12%	1.07%	1.17%	1.20%	1.17%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.11%	1.06%	1.16%	1.19%	1.16%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.07%	0.10%	(0.02)%	1.07%	0.89%
Portfolio turnover	160%	169%	203%	167%	218%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2018, 2019, 2020, 2021 and 2022
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$ 22.11	$ 19.08	$ 14.38	$ 10.80	$ 14.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.09	0.06	0.02	0.06	(0.04)[1]
Net realized and unrealized gain (loss) on investments	(4.77)	2.98	4.80	3.58	(3.37)
Total income (loss) from investment operations	(4.68)	3.04	4.82	3.64	(3.41)
LESS DISTRIBUTIONS:
Net investment income	—	(0.01)	(0.12)	(0.06)	—
Total distributions	—	(0.01)	(0.12)	(0.06)	—
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	—	0.00[2]	0.00[2]
Net asset value, end of period	$ 17.43	$ 22.11	$ 19.08	$ 14.38	$ 10.80
Total Return	(21.17)%	15.93%	33.56%	33.71%	(24.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 102,629	$ 116,644	$ 89,729	$ 62,407	$ 89,653
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.44%	1.37%	1.72%	1.80%[3]	2.27%[3]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	1.24%[5]	1.24%[5]	1.45%[5]	1.45%[3,5]	2.26%[3]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	0.53%[5]	0.28%[5]	0.12%[5]	0.52%[5]	(0.30)%
Portfolio turnover	149%	178%	248%	220%	207%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Ratio of expenses to average net assets includes interest expense of 0.01% for the year ended December 31, 2019, and less than 0.005% for the year ended December 31, 2018. The interest expense is from utilizing the line of credit (see Note G in the Notes to Financial Statements).
[4]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.01%, 0.00%, 0.01%, and 0.00% for the years 2018, 2019, 2020, 2021 and 2022.
[5]	Such ratios are after prior administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011 through July 31, 2020. Effective December 31, 2020, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 1.24% of average daily net assets until April 30, 2023. From November 1, 2018, to December 31, 2020, the annual operating expense limitation was 1.45%.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Opportunities Fund
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$ 14.25	$ 15.17	$ 11.94	$ 9.93	$ 11.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.22	0.12	0.16	0.29	0.24
Net realized and unrealized gain (loss) on investments	(2.90)	(0.21)	3.43	1.86	(1.77)
Total income (loss) from investment operations	(2.68)	(0.09)	3.59	2.15	(1.53)
LESS DISTRIBUTIONS:
Net investment income	(0.24)	(0.22)	(0.11)	(0.14)	—
Net realized gain	—	(0.61)	(0.25)	—	(0.08)
Total distributions	(0.24)	(0.83)	(0.36)	(0.14)	(0.08)
Redemption fees added to paid-in capital	0.00[1]	—	—	—	—
Net asset value, end of period	$ 11.33	$ 14.25	$ 15.17	$ 11.94	$ 9.93
Total Return	(18.86)%	(0.53)%	30.09%	21.64%	(13.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 46,642	$ 57,728	$ 53,221	$ 39,043	$ 31,637
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.36%	1.31%	1.62%	1.89%	2.05%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2,3]	0.99%	0.99%	0.99%	1.23%	1.75%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	1.90%	0.92%	1.47%	2.67%	2.19%
Portfolio turnover	92%	101%	135%	155%	169%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The expense ratio impacts of fees paid indirectly were 0.00%, 0.00%, 0.00%, 0.01% and 0.01% for the years 2018, 2019, 2020, 2021 and 2022.
[3]	Effective May 1, 2019, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 0.99% of average daily net assets until April 30, 2023. Prior to May 1, 2019, the annual operating expense limitation was 1.75%.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$ 11.06	$ 12.59	$ 10.52	$ 8.13	$ 11.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.04	0.01	0.06	(0.02)[1]
Net realized and unrealized gain (loss) on investments	(2.75)	1.42	3.10	2.41	(1.92)
Total income (loss) from investment operations	(2.69)	1.46	3.11	2.47	(1.94)
LESS DISTRIBUTIONS:
Net investment income	—	(0.04)	(0.08)	(0.01)	—
Net realized gain	(0.47)	(2.95)	(0.96)	(0.07)	(1.32)
Total distributions	(0.47)	(2.99)	(1.04)	(0.08)	(1.32)
Redemption fees added to paid-in capital	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 7.90	$ 11.06	$ 12.59	$ 10.52	$ 8.13
Total Return	(24.40)%	12.49%	29.71%	30.41%	(16.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 216,814	$ 332,312	$ 288,855	$ 268,229	$ 218,430
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.16%	1.15%	1.23%	1.24%	1.50%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.16%	1.14%	1.23%	1.24%	1.49%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.72%	0.32%	0.02%	0.65%	(0.21)%
Portfolio turnover	75%	93%	104%	96%	118%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01%, 0.00%, 0.00%, 0.01% and 0.01% for the years 2018, 2019, 2020, 2021 and 2022.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$ 16.33	$ 19.99	$ 12.95	$ 11.11	$ 14.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)	(0.22)	(0.20)	(0.16)	(0.19)
Net realized and unrealized gain (loss) on investments	(5.35)	4.44	11.20	3.90	0.55
Total income (loss) from investment operations	(5.46)	4.22	11.00	3.74	0.36
LESS DISTRIBUTIONS:
Net investment income	—	—	—	(0.02)	—
Net realized gain	(0.82)	(7.88)	(3.96)	(1.88)	(3.69)
Total distributions	(0.82)	(7.88)	(3.96)	(1.90)	(3.69)
Redemption fees added to paid-in capital	0.00[1]	—	0.00[1]	0.00[1]	0.00[1]
Net asset value, end of period	$ 10.05	$ 16.33	$ 19.99	$ 12.95	$ 11.11
Total Return	(33.53)%	24.73%	85.60%	33.89%	3.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 176,208	$ 341,269	$ 334,391	$ 269,120	$ 264,607
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.42%	1.38%	1.46%	1.48%	1.44%[2]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.37%	1.35%	1.43%	1.43%	1.42%[2]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.87)%	(1.26)%	(1.33)%	(1.32)%	(1.19)%
Portfolio turnover	108%	109%	141%	165%	156%

[1]	Amount represents less than $0.01 per share.
[2]	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2018 and 2017. The interest expense is from utilizing the line of credit (see Note G in the Notes to Financial Statements).
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.05%, 0.03%, 0.03%, and 0.05% for the years 2018, 2019, 2020, 2021, and 2022.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$ 23.76	$ 23.62	$ 15.37	$ 11.66	$ 11.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)[1]	(0.14)	(0.18)[1]	(0.13)	(0.12)[1]
Net realized and unrealized gain (loss) on investments	(8.01)	4.80	9.98	4.81	0.48
Total income (loss) from investment operations	(8.10)	4.66	9.80	4.68	0.36
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—	—
Net realized gain	(0.33)	(4.52)	(1.55)	(0.97)	(0.33)
Total distributions	(0.33)	(4.52)	(1.55)	(0.97)	(0.33)
Redemption fees added to paid-in capital	0.01	—	—	0.00[2]	0.01
Net asset value, end of period	$ 15.34	$ 23.76	$ 23.62	$ 15.37	$ 11.66
Total Return	(34.11)%	21.12%	63.77%	40.25%	3.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 67,143	$ 96,371	$ 28,088	$ 10,899	$ 7,538
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.00%	0.99%	1.35%	1.59%	2.57%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	0.96%	1.11%	1.20%	1.17%	1.18%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	(0.54)%	(0.97)%	(1.04)%	(0.95)%	(0.87)%
Portfolio turnover	169%	149%	164%	206%	193%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.03%, 0.02%, 0.02%, and 0.04% for the years 2018, 2019, 2020, 2021, and 2022.
[4]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017 through July 31, 2020. The Adviser contractually agree to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Investor Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Investor Class’s operating expense cap of 1.20% of average daily net assets until April 30, 2023.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$ 24.15	$ 23.88	$ 15.47	$ 11.70	$ 11.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)[1]	(0.11)	(0.11)[1]	(0.10)	(0.08)[1]
Net realized and unrealized gain (loss) on investments	(8.14)	4.90	10.07	4.84	0.47
Total income (loss) from investment operations	(8.19)	4.79	9.96	4.74	0.39
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—	—
Net realized gain	(0.33)	(4.52)	(1.55)	(0.97)	(0.33)
Total distributions	(0.33)	(4.52)	(1.55)	(0.97)	(0.33)
Redemption fees added to paid-in capital	0.01	—	—	0.00[2]	0.01
Net asset value, end of period	$ 15.64	$ 24.15	$ 23.88	$ 15.47	$ 11.70
Total Return	(33.93)%	21.44%	64.39%	40.62%	3.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 386,295	$ 512,941	$ 327,155	$ 161,821	$ 123,395
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.75%	0.73%	0.80%	0.89%	1.04%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	0.71%	0.71%	0.81%	0.92%	0.93%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	(0.28)%	(0.58)%	(0.64)%	(0.70)%	(0.62)%
Portfolio turnover	169%	149%	164%	206%	193%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.03%, 0.01%, 0.02%, and 0.04% for the years 2018, 2019, 2020, 2021, and 2022.
[4]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017 through July 31, 2020. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Institutional Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Institutional Class’s operating expense cap of 0.95% of average daily net assets until April 30, 2023.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the period May 1, 2020* through December 31, 2020
Net asset value, beginning of period	$ 18.75	$ 17.19	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.07)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	(5.81)	3.17	7.47
Total income (loss) from investment operations	(5.88)	3.05	7.43
LESS DISTRIBUTIONS:
Net investment income	—	—	—
Net realized gain	(0.46)	(1.49)	(0.24)
Total distributions	(0.46)	(1.49)	(0.24)
Redemption fees added to paid-in capital	0.00[1]	—	—
Net asset value, end of period	$ 12.41	$ 18.75	$ 17.19
Total Return	(31.45)%	18.32%	74.23%[2]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 12,933	$ 23,174	$ 14,845
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.54%	1.31%	2.58%[3]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4,5]	0.95%	0.95%	0.95%[3]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4,5]	(0.48)%	(0.70)%	(0.73)%[3]
Portfolio turnover	188%	191%	96%[2]

*	Fund commenced operations on May 1, 2020.
[1]	Amount represents less than $0.01 per share.
[2]	Not annualized.
[3]	Annualized.
[4]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, and The Northern Trust Company, the current administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2020 through July 31, 2020. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.95% of average daily net assets until May 1, 2023.
[5]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00, 0.01% and 0.04% for the years 2020, 2021 and 2022.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Financial Highlights

	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$ 13.29	$ 13.93	$ 11.55	$ 9.99	$ 10.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.16	0.04	0.12	0.26	0.25
Net realized and unrealized gain (loss) on investments	(1.49)	0.93	2.74	1.69	(0.69)
Total income (loss) from investment operations	(1.33)	0.97	2.86	1.95	(0.44)
LESS DISTRIBUTIONS:
Net investment income	(0.02)	(0.15)	(0.17)	(0.39)	(0.36)
Net realized gain	(0.15)	(1.46)	(0.31)	—	—
Total distributions	(0.17)	(1.61)	(0.48)	(0.39)	(0.36)
Net asset value, end of period	$ 11.79	$ 13.29	$ 13.93	$ 11.55	$ 9.99
Total Return	(9.98)%	7.21%	24.84%	19.53%	(4.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 204,289	$ 203,635	$ 142,064	$ 69,455	$ 51,675
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.69%	1.49%	1.59%	1.93%	1.90%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	1.66%	1.42%	1.57%	1.90%	1.88%
Ratio of net investment income (loss) (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	1.43%	0.10%	0.67%	2.63%	2.57%
Portfolio turnover	81%	109%	136%	111%	101%

[1]	The ratio for the fund includes the effect of dividends and interest on short positions, and interest expense which increased the expense ratios by 0.31%, 0.30%, 0.13%, 0.10%, and 0.30% for the years 2018, 2019, 2020, 2021, and 2022.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the fund includes the effect of fees paid indirectly which impacted the expense ratios by 0.02%, 0.03%, 0.02%, 0.07%, and 0.03% for the years 2018, 2019, 2020, 2021, and 2022.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and as further amended to date, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The eight series (each a “Fund”, and collectively, the “Funds”) included in this report are as follows:
Fund	Commencement of Operations
Emerging Markets Growth Fund	12/31/97
Emerging Markets Small Cap Growth Fund	08/22/11
Emerging Markets Opportunities Fund	04/10/17
International Small Cap Growth Fund	09/17/07
Micro Cap Growth Fund	11/18/13
Small Cap Growth Fund	08/21/17
Small/Mid Cap Growth Fund	05/01/20
Event Driven Fund	08/26/13
The Emerging Markets Growth Fund and Small Cap Growth Fund each offer two classes of shares, designated as Institutional Class and Investor Class. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of each Fund pay pro rata the costs of management of that Fund’s portfolio, including the investment advisory fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class.
The Emerging Markets Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of emerging markets companies.
The Emerging Markets Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization emerging markets companies.
The Emerging Markets Opportunities Fund seeks to maximize total return (the sum of capital appreciation and income) by investing primarily in emerging markets securities.
The International Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of smaller capitalization non-U.S. companies.
The Micro Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of micro capitalization U.S. companies.
The Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization U.S. companies.
The Small/Mid Cap Growth Fund seeks to maximize capital appreciation by investing in primarily in equity securities of small/medium capitalization U.S. companies.
The Event Driven Fund seeks to provide positive returns over full-market cycles by investing primarily in a broad range of asset classes and securities, including derivatives.
The presentation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates. The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update ("ASU") 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Securities Valuation
Investments in securities traded on a national securities exchange, including exchange-traded futures and options (including warrants), are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. North and South American exchange-traded securities for which no sale was reported are valued at the most recent closing bid price from the exchange the security is primarily traded on and are generally classified as level 1.  All other exchange-traded securities for which no sale was reported are valued at the mean between closing bid and ask prices from the exchange the security is primarily traded on and are also generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term U.S. fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Long-term non-U.S. fixed income securities are valued at the mean of the representative quoted bid and ask prices when held long or sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. The fair value analysis includes an analysis of the value of any unfunded commitments.
Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of fair value, values will be obtained from a third-party broker-dealer or counterparty.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for the Emerging Markets Growth Fund, Emerging Markets Small Cap Growth, Emerging Markets Opportunities Fund, and International Small Cap Growth Fund, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the U.S. market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by the investment adviser of the Funds. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be classified as level 2 in the hierarchy described below.
Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. In addition, level 3 investments in certain early stage companies may be valued based upon initial transaction prices with management conducting ongoing assessments to determine whether new information is available to support a fair value adjustment. The information management may consider in its ongoing assessments may include, but are not limited to, actual or upcoming financing or third-party sale transactions, current or forecasted performance, or regulatory approval status updates. It is possible that estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.
Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices for active markets for identical securities

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The following is a summary of the inputs used to value the Emerging Markets Growth Fund’s investments as of December 31, 2022:
Assets	Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$17,549,809	$17,549,809	$—	$—
Europe	35,634,396	35,634,396	—	—*
Far East
China	542,622,546	542,622,546	—	—
India	337,968,490	337,968,490	—	—
Indonesia	68,765,397	68,765,397	—	—
Philippines	4,643,067	—	4,643,067	—
Singapore	27,797,527	27,797,527	—	—
South Korea	217,612,660	—	217,612,660	—
Taiwan	170,335,339	170,335,339	—	—
Thailand	60,335,411	60,335,411	—	—
Vietnam	6,978,767	6,978,767	—	—
Middle East
Israel	12,904,183	—	12,904,183	—
Qatar	22,427,141	—	22,427,141	—
Saudi Arabia	54,678,876	—	54,678,876	—
United Arab Emirates	42,375,184	42,375,184	—	—
North America	184,376,628	184,376,628	—	—
South America
Brazil	122,658,942	32,560,933	90,098,009	—
Peru	20,691,541	20,691,541	—	—
Short Term Investments	104,173,837	104,173,837	—	—
Total	$2,054,529,741	$1,652,165,805	$402,363,936	$—

*Level 3 security has zero value.
The following is a summary of the inputs used to value the Emerging Markets Small Cap Growth Fund’s investments as of December 31, 2022:
Assets	Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Far East
Cambodia	$540,619	$540,619	$—	$—
China	29,601,193	29,601,193	—	—
India	22,859,158	22,859,158	—	—
Indonesia	2,471,397	2,471,397	—	—
Philippines	456,545	—	456,545	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets	Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
South Korea	$5,211,584	$—	$5,211,584	$—
Taiwan	6,737,785	6,737,785	—	—
Thailand	1,768,213	1,768,213	—	—
Vietnam	5,745,893	1,097,775	4,648,118	—
Middle East
Qatar	956,900	—	956,900	—
Saudi Arabia	3,664,106	744,724	2,919,382	—
United Arab Emirates	2,688,626	2,688,626	—	—
North America	3,805,346	3,805,346	—	—
South America
Argentina	1,052,615	1,052,615	—	—
Brazil	8,654,675	—	8,654,675	—
Preferred Stocks
South America	883,217	—	883,217	—
Short Term Investments	6,732,347	6,732,347	—	—
Total	$103,830,219	$80,099,798	$23,730,421	$—
The following is a summary of the inputs used to value the Emerging Markets Opportunities Fund’s investments as of December 31, 2022:
Assets	Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Argentina	$385,803	$385,803	$—	$—
Brazil	2,184,029	—	2,184,029	—
Canada	597,469	597,469	—	—
China	7,637,307	7,637,307	—	—
France	232,473	232,473	—	—
India	4,730,249	4,730,249	—	—
Indonesia	1,023,501	1,023,501	—	—
Mexico	934,954	934,954	—	—
Netherlands	472,420	472,420	—	—
Peru	255,041	255,041	—	—
Qatar	285,023	—	285,023	—
Saudi Arabia	1,585,065	—	1,585,065	—
Singapore	380,484	380,484	—	—
South Korea	4,672,802	—	4,672,802	—
Taiwan	3,330,942	3,330,942	—	—
Thailand	698,487	698,487	—	—
United Arab Emirates	926,264	926,264	—	—
United Kingdom	285,105	285,105	—	—
United States	2,422,914	2,422,914	—	—
Short Term Investments	3,554,812	3,554,812	—	—
Sovereign Bonds	9,513,792	—	9,513,792	—
Total	$46,108,936	$27,868,225	$18,240,711	$—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following is a summary of the inputs used to value the International Small Cap Growth Fund’s investments as of December 31, 2022:
Assets	Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe	$117,518,801	$117,518,801	$—	$—
Far East
Australia	1,723,675	1,723,675	—	—
China	3,313,894	3,313,894	—	—
India	1,225,709	1,225,709	—	—
Indonesia	2,027,483	2,027,483	—	—
Japan	44,498,784	44,498,784	—	—
South Korea	4,496,626	—	4,496,626	—
Taiwan	1,912,172	1,912,172	—	—
Middle East	2,546,052	2,546,052	—	—
North America	28,097,786	28,097,786	—	—
South America
Brazil	4,030,740	1,020,458	3,010,282	—
Preferred Stocks
Europe	1,592,620	1,592,620	—	—
Short Term Investments	3,209,891	3,209,891	—	—
Total	$216,194,233	$208,687,325	$7,506,908	$—
The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of December 31, 2022:
Assets*	Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$175,423,557	$175,423,557	$—	$—
Short Term Investments	1,090,197	1,090,197	—	—
Warrants	7,641	7,641	—	—
Total	$176,521,395	$176,521,395	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of December 31, 2022:
Assets*	Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$448,207,859	$448,207,859	$—	$—
Short Term Investments	4,715,294	4,715,294	—	—
Total	$452,923,153	$452,923,153	$—	$—

* See Schedule of Investments for industry breakout.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following is a summary of the inputs used to value the Small/Mid Cap Growth Fund’s investments as of December 31, 2022:
Assets*	Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$12,756,486	$12,756,486	$—	$—
Short Term Investments	217,423	217,423	—	—
Total	$12,973,909	$12,973,909	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2022:
Assets*	Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Bank Loans	$12,186,005	$—	$12,186,005	$—
Common Stocks	100,644,090	100,644,090	—	—**
Corporate Bonds	56,682,871	—	56,682,871	—
Preferred Stocks	2,219,758	2,219,758	—	—
Short Term Investments	28,640,226	28,640,226	—	—
Warrants	132,399	123,219	9,180	—
Total	$200,505,349	$131,627,293	$68,878,056	$—

Liabilities
Exchange-Traded Funds Sold Short	$(17,733,511)	$(17,733,511)	$—	$—
Total	$(17,733,511)	$(17,733,511)	$—	$—

Other Financial Instruments
Total Return Swaps - Assets***	$320,856	$—	$320,856	$—
Total Return Swaps - Liabilities***	(200,139)	—	(200,139)	—
Total Other Financial Instruments	$120,717	$—	$120,717	$—

* See Schedule of Investments for industry breakout.
** Level 3 security has zero value.
*** Swaps are reflected as the unrealized appreciation (depreciation) on the instrument.
As of December 31, 2022, none of the Funds held Level 3 investments, other than as disclosed for Emerging Markets Growth Fund and Event Driven Fund.
Securities Sold Short
The Event Driven Fund is engaged in selling securities short, which obligates it to replace a borrowed security by purchasing it at market price at the time of replacement. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Such deposit is included in “Deposits at broker for securities sold short” in the Statement of Assets and Liabilities. The Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund in the Statement of Operations.
Federal Income Taxes
No provision is made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.
Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2022, 2021, 2020, and 2019 remain open to Federal and state audit. As of December 31, 2022, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund's financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds' understanding of the tax rules and regulations that exist in the foreign markets in which they invest. Any deferred foreign capital gains tax is accrued based upon net unrealized gains, and is payable upon sale of such investment.
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.
For the year ended December 31, 2022, reclassifications were recorded to distributable earnings (deficit) and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies ("PFIC"), net operating losses and foreign capital gain taxes paid. Results of operations and net assets were not affected by these reclassifications.
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
Paid-in capital	$—	$—	$—	$—
Total distributable earnings (deficit)	—	—	—	—

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Paid-in capital	$(1,878,098)	$(1,564,457)	$(76,426)	$345,075
Total distributable earnings (deficit)	1,878,098	1,564,457	76,426	(345,075)

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Accumulated capital losses represent net capital loss carryovers that may be available for an unlimited period to offset future realized capital gains and thereby reduce future capital gains distributions. Capital loss carryovers retain the character of the original loss. The following table shows the amounts of capital loss carryovers, if any, by each of the applicable Funds as of December 31, 2022:
	Not Subject to Expiration
Fund	Short-Term	Long-Term
Emerging Markets Growth Fund	$(205,554,488)	$—
Emerging Markets Small Cap Growth Fund	(29,988,388)	—
Emerging Markets Opportunities Fund	(3,402,656)	—
International Small Cap Growth Fund	(36,124,731)	(5,522,571)
Micro Cap Growth Fund	(16,416,729)	—
Small Cap Growth Fund	(117,672,911)	—
Small/Mid Cap Growth Fund	(3,766,598)	—
Event Driven Fund	(12,861,871)	(3,745,545)
Pursuant to Federal income tax rules applicable to regulated investment companies, the Funds may elect to treat capital losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2022, no qualified late-year losses were deferred and recognized on January 1, 2023.
Distributions to Shareholders
The tax character of distributions paid during the years ended December 31, 2022, and December 31, 2021, were as follows:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Emerging Markets Growth Fund	2022	$12,237,699	$2,015,660	$—	$14,253,359
	2021	118,399,989	225,900,006	—	344,299,995
Emerging Markets Small Cap Growth Fund	2022	—	—	—	—
	2021	49,512	—	—	49,512
Emerging Markets Opportunities Fund	2022	960,775	—	—	960,775
	2021	1,367,786	1,825,005	—	3,192,791
International Small Cap Growth Fund	2022	5,367,703	6,899,210	—	12,266,913
	2021	35,600,012	36,999,988	—	72,600,000
Micro Cap Growth Fund	2022	—	13,811,619	—	13,811,619
	2021	55,500,006	68,499,993	—	123,999,999
Small Cap Growth Fund	2022	—	9,211,798	—	9,211,798
	2021	41,199,996	48,000,010	—	89,200,006
Small/Mid Cap Growth Fund	2022	—	461,634	—	461,634
	2021	1,251,729	501,538	—	1,753,267
Event Driven Fund	2022	417,644*	2,582,366	—	3,000,010
	2021	13,322,483	9,400,443	—	22,722,926
*    The amount does not include tax equalization utilized of $21,251 in ordinary income in which the Fund designated as being distributed to shareholders on their redemption of shares.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

As of December 31, 2022, the components of net assets on a tax basis were as follows:
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
Undistributed ordinary income	$6,202,970	$793,910	$81,749	$1,699,876
Undistributed long-term capital gain	—	—	—	—
Accumulated earnings	6,202,970	793,910	81,749	1,699,876
Paid-in capital	2,124,309,828	127,935,028	47,104,716	248,564,723
Accumulated capital and other losses	(205,554,488)	(29,988,388)	(3,402,656)	(41,647,302)
Unrealized appreciation (depreciation) on investments, securities sold short, warrants and swaps	131,756,942	3,888,255	2,858,504	8,196,963
Net assets	$2,056,715,252	$102,628,805	$46,642,313	$216,814,260

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Undistributed ordinary income	$—	$—	$—	$2,800,303
Undistributed long-term capital gain	—	—	—	—
Accumulated earnings	—	—	—	2,800,303
Paid-in capital	165,404,053	535,764,358	15,810,766	217,736,714
Accumulated capital and other losses	(16,416,729)	(117,672,911)	(3,766,598)	(16,607,416)
Unrealized appreciation (depreciation) on investments, securities sold short, warrants and swaps	27,221,126	35,346,860	889,275	359,261
Net assets	$176,208,450	$453,438,307	$12,933,443	$204,288,862
The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of December 31, 2022, were as follows:
Fund	Tax Cost Basis	Gross Appreciation	Gross Depreciation	Net Appreciation/ Depreciation
Emerging Markets Growth Fund	$1,918,783,551	$204,266,872	$(68,520,682)	$135,746,190
Emerging Markets Small Cap Growth Fund	99,875,650	9,662,701	(5,708,132)	3,954,569
Emerging Markets Opportunities Fund	43,208,629	4,958,168	(2,057,861)	2,900,307
International Small Cap Growth Fund	207,970,574	21,410,786	(13,187,127)	8,223,659
Micro Cap Growth Fund	149,300,269	36,917,946	(9,696,820)	27,221,126
Small Cap Growth Fund	417,576,293	52,822,808	(17,475,948)	35,346,860
Small/Mid Cap Growth Fund	12,084,636	1,224,831	(335,558)	889,273
Event Driven Fund	182,533,293	12,711,606	(12,352,344)	359,262

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and PFIC mark-to-market.
Foreign Currency Spot Contracts
The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2022, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The net unrealized appreciation or depreciation on spot contracts is reflected as receivable for investment securities sold or payable for investment securities purchased in the Statements of Assets and Liabilities.
Foreign Currency Translation
The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.
Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.
Net realized gain (loss) on foreign currency contracts on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency.
The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.
Indemnifications
Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Securities Transactions, Income and Commitments
The Trust records security transactions on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Non-cash dividends are recognized as investment income at the fair value of the property received.
Pursuant to the terms of certain of the senior unsecured loan agreements, certain Funds may have unfunded loan commitments, which are callable on demand. Each such Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2022, the Funds had no unfunded senior loan commitments.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Certain Funds may invest in early-stage companies that may require additional contributions or funding if certain performance milestones are met. Management continuously assesses whether these companies will achieve these performance milestones and considers the impact of these commitments as they become due. Additionally, in connection with certain investments a Fund may provide commitments for future investments. At December 31, 2022, the Funds had no such outstanding commitments.
B. INVESTMENTS IN DERIVATIVES
Certain Funds use derivative instruments such as swaps, futures, options, swaptions, and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2022, through December 31, 2022, the Emerging Markets Opportunities Fund primarily utilized: 1) interest rate swaps to hedge against interest rate fluctuation and enable the parties involved to exchange fixed and floating cash flows; 2) options to both hedge exposure and provide exposure to certain market segments or specific securities. During the period January 1, 2022, through December 31, 2022, the Micro Cap Growth Fund primarily utilized: 1) warrants to both hedge exposure and provide exposure to certain market segments or specific securities. During the period January 1, 2022, through December 31, 2022, the Event Driven Fund primarily utilized: 1) total return swaps to gain exposure to certain sectors and manage volatility; and 2) options, including warrants, to both hedge exposure and provide exposure to certain market segments or specific securities. Detail regarding each derivative type is included below.
Swap Contracts
The Emerging Markets Opportunities Fund and Event Driven Fund engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index, and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swaps that are centrally cleared are exposed to the creditworthiness of the clearing organizations (and, consequentially, that of their members generally, banks and broker-dealers) involved in the transaction. Centrally cleared swaps are valued daily and unrealized gains or losses are recorded in a variation margin account. The Fund receives from or pays to the clearing organization a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.
Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.
Total return swap contracts are arrangements to exchange a market or security linked return for a periodic payment, based on a notional principal amount, in order to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index, or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.
Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Under the terms of a credit default swap, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. A Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in net realized gain (loss) on swap contracts. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.
Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. For centrally cleared swap contracts, counterparty risk is limited due to the role of the clearinghouse. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty.
Options Contracts
The Funds may use options contracts, which include warrants, to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities, or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedules of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Forward Foreign Currency Contracts
Certain Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.
The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably.
Equity Certificates
Certain Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.
Derivative Investment Holdings Categorized by Risk Exposure
Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instrument by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. Each Fund's derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value.
The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Micro Cap Growth Fund's derivative contracts by primary risk exposure as of December 31, 2022:
	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Warrant securities, at fair value	$7,641
Total		$7,641

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2022:
	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Warrant securities, at fair value	$132,399
Equity contracts	Unrealized appreciation on open OTC swap contracts	320,856
Total		$453,255

	Liabilities derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Unrealized depreciation on open OTC swap contracts	$200,139
Total		$200,139
The following table sets forth the Emerging Markets Opportunities Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2022 through December 31, 2022:
Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Equity contracts	Interest rate contracts	Total
Purchased options contracts	$158,010	$—	$158,010
Swap contracts	—	(89,677)	(89,677)
Total	$158,010	$(89,677)	$68,333
The following table sets forth the Micro Cap Growth Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2022 through December 31, 2022:
Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Warrants	$3,258	$3,258
Total	$3,258	$3,258

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table sets forth the Event Driven Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2022 through December 31, 2022:
Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Purchased options contracts	$(686,386)	$(686,386)
Written options contracts	202,096	202,096
Swap contracts	590,718	590,718
Warrants	(236,545)	(236,545)
Total	$(130,117)	$(130,117)
The quarterly average values of derivative investments for the Emerging Markets Opportunities Fund for the period January 1, 2022 through December 31, 2022 is set forth in the table below:
Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount/ Number
Purchased options contracts	number of contracts	923,077
The following table sets forth the Micro Cap Growth Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2022 through December 31, 2022:
Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Warrants	$(28,317)	$(28,317)
Total	$(28,317)	$(28,317)
The gross notional amount and/or the number of contracts for the Micro Cap Growth Fund as of December 31, 2022, are included on the Schedule of Investments. The quarterly average values of derivative investments for the period January 1, 2022 through December 31, 2022, is set forth in the table below:
Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount/ Number
Warrants	number of contracts	27,832

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table sets forth the Event Driven Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2022 through December 31, 2022:
Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Swap contracts	$158,635	$158,635
Warrants	(641,900)	(641,900)
Total	$(483,265)	$(483,265)
The gross notional amount and/or the number of contracts for the Event Driven Fund as of December 31, 2022, are included on the Schedule of Investments. The quarterly average values of derivative investments for the period January 1, 2022 through December 31, 2022, is set forth in the table below:
Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount/ Number
Written options contracts	number of contracts	(455)
Purchased options contracts	number of contracts	412
Swap contracts	gross notional amount	$1,199,635
Warrants	number of contracts	1,229,777
Disclosures about Offsetting Assets and Liabilities
The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of "Investment securities at fair value" or "Deposits at broker for securities sold short".
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of futures contracts, swap contracts and exchange-traded purchased options is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these instruments are excluded from the below disclosure.
The following table presents the Event Driven Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2022:
Description	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Unrealized appreciation on open OTC swap contracts	$320,856	$(200,139)	$—	$120,717

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table presents the Event Driven Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2022:
Description	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Unrealized depreciation on open OTC swap contracts	$(200,139)	$200,139	$—	$—
C. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES
Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, serves as the investment adviser to the Funds.  As of December 31, 2022, the Driehaus Trust Company (“DTC”) has authority over a controlling interest in the Adviser that is owned by Driehaus Capital Holdings LLLP.  As of December 31, 2022, DTC and other affiliates together had authority over a controlling interest in the Emerging Markets Opportunities Fund and Small/Mid Cap Growth Fund and substantial, non-controlling interests in certain other Funds.
In return for its services to the Funds, the Adviser receives monthly fees. Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.05% on the first $1.5 billion and 0.75% in excess of $1.5 billion of average daily net assets. Emerging Markets Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.10% of average daily net assets. Emerging Markets Opportunities Fund pays the Adviser a management fee computed and accrued daily at the annual rate of 0.90% of average daily net assets. International Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of average daily net assets. Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of average daily net assets. Small Cap Growth Fund and Small/Mid Cap Growth pay the Adviser a monthly fee computed and accrued daily at an annual rate of 0.60% of average daily net assets. Event Driven Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.00% of average daily net assets.
DCM entered into a contractual agreement to cap Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until April 30, 2023. Prior to December 31, 2020, the cap was 1.45%. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2022 through December 31, 2022, DCM waived fees for Emerging Markets Small Cap Growth Fund totaling $207,973 under this agreement.
DCM entered into a contractual agreement to cap the Emerging Markets Opportunities Fund’s annual ordinary operating  expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.99% of average daily net assets until April 30, 2023. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2022 through December 31, 2022, DCM waived fees for Emerging Markets Opportunities Fund totaling $174,550 under this agreement.
DCM entered into a contractual agreement to cap Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Class and 0.95% of average daily net assets for the Institutional Class until April 30, 2023. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2022 through December 31, 2022, DCM did not reimburse or recoup any fees for the Investor or Institutional Class shares of the Small Cap Growth Fund under this agreement.
DCM entered into a contractual agreement to cap Small/Mid Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.95% of average daily net assets until May 1, 2023. For a period of three years subsequent to the Fund’s commencement of operations on May 1, 2020, DCM is entitled to recoupment of previously waived fees and reimbursed expenses to the extent that the expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2022 through December 31, 2022, DCM waived fees for Small/Mid Cap Growth Fund totaling $87,616 under this agreement.
The table below indicates the amount of fees available for recoupment by DCM in future periods:
Period ended December 31	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	Small/Mid Cap Growth Fund
2023	$171,531	$230,617	$73,297
2024	126,032	191,639	75,963
2025	207,973	174,550	87,616
Total	$505,536	$596,806	$236,876
The Emerging Markets Growth Fund incurred $19,387,811 for investment advisory fees during the year ended December 31, 2022, of which $1,659,767 was payable to DCM at December 31, 2022. The Emerging Markets Small Cap Growth Fund incurred $1,154,167 for investment advisory fees during the year ended December 31, 2022, of which $72,742 was payable to DCM at December 31, 2022. The Emerging Markets Opportunities Fund incurred $433,106 for investment advisory fees during the year ended December 31, 2022, of which $16,691 was payable to DCM at December 31, 2022. The International Small Cap Growth Fund incurred $2,445,663 for investment advisory fees during the year ended December 31, 2022, of which $186,822 was payable to DCM at December 31, 2022. The Micro Cap Growth Fund incurred $2,689,241 for investment advisory fees during the year ended December 31, 2022, of which $192,420 was payable to DCM at December 31, 2022. The Small Cap Growth Fund incurred $2,952,515 for investment advisory fees during the year ended December 31, 2022, of which $235,938 was payable to DCM at December 31, 2022. The Small/Mid Cap Growth Fund incurred $95,279 for investment advisory fees during the year ended December 31, 2022, of which $0 was payable to DCM at December 31, 2022. The Event Driven Fund incurred $1,988,353 for investment advisory fees during the year ended December 31, 2022, of which $174,286 was payable to DCM at December 31, 2022.
The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2022, these arrangements reduced the expenses of Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Emerging Markets Opportunities Fund, International Small Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Event Driven Fund by $284,955 (1.2%), $2,159 (0.1%), $4,343 (0.7%), $12,224 (0.4%), $111,859 (3.6%), $184,230 (4.8%), $5,893 (2.4%) and $64,164 (1.9%), respectively.
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to minimize trading costs, where permissible. For the year ended December 31, 2022, the Funds did not engage in any purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The Adviser is a party to a Fee Reimbursement Agreement (“Agreement”) with the Emerging Markets Growth Fund, the Small Cap Growth Fund, and the Event Driven Fund. Under the Agreement, the Funds reimburse the Adviser for certain fees paid to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Funds. The amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts incurred and payable to the Adviser during the period January 1, 2022, through December 31, 2022, are as follows:
Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Emerging Markets Growth Fund	$ 1,568,557	$ 263,886
Small Cap Growth Fund	157,761	25,850
Event Driven Fund	381,107	71,142
Certain officers of the Trust are also officers of DCM. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the period January 1, 2022, through December 31, 2022. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.
The Northern Trust Company (“Northern”) serves as fund accounting and administration services provider and transfer agent for the Funds. Under the terms of the Fund Administration and Accounting Services Agreement, Northern is entitled to receive fees, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0175% and 0.045% of average daily net assets. For its services as Transfer Agent, Northern receives a fee, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.002% and 0.0175% of average daily net assets of each Fund.
D. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding derivatives, short term securities and U.S. government obligations) for the year ended December 31, 2022 were as follows:
Fund	Purchases	Sales
Emerging Markets Growth Fund	3,216,218,757	3,001,750,145
Emerging Markets Small Cap Growth Fund	159,207,979	144,778,945
Emerging Markets Opportunities Fund	41,181,161	41,525,008
International Small Cap Growth Fund	182,037,439	212,975,924
Micro Cap Growth Fund	232,057,193	288,865,339
Small Cap Growth Fund	890,574,505	828,464,769
Small/Mid Cap Growth Fund	29,714,428	32,721,406
Event Driven Fund	202,420,284	168,870,015
The Funds had no purchases and sales of U.S. government obligations for the year January 1, 2022, through December 31, 2022.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

E. CAPITAL SHARE TRANSACTIONS
For the years ended December 31, 2022 and 2021, transactions in capital shares (authorized shares unlimited) were as follows:
	Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund		Emerging Markets Opportunities Fund
	2022	2021	2022	2021	2022	2021
Fund
Shares issued	—	—	1,798,191	1,315,978	358,360	729,015
Shares reinvested	—	—	—	1,994	38,688	226,243
Shares redeemed	—	—	(1,186,044)	(745,256)	(329,939)	(413,309)
Net increase (decrease)	—	—	612,147	572,716	67,109	541,949
Investor Class
Shares issued	3,247,646	2,286,494	—	—	—	—
Shares reinvested	127,497	2,945,615	—	—	—	—
Shares redeemed	(5,810,486)	(4,126,250)	—	—	—	—
Net increase (decrease)	(2,435,343)	1,105,859	—	—	—	—
Institutional Class
Shares issued	18,312,464	9,064,263	—	—	—	—
Shares reinvested	271,749	4,805,413	—	—	—	—
Shares redeemed	(7,874,410)	(5,111,672)	—	—	—	—
Net increase (decrease)	10,709,803	8,758,004	—	—	—	—
Total net increase (decrease)	8,274,460	9,863,863	—	—	—	—

	International Small Cap Growth Fund		Micro Cap Growth Fund		Small Cap Growth Fund
	2022	2021	2022	2021	2022	2021
Fund
Shares issued	3,305,607	4,892,868	486,092	261,767	—	—
Shares reinvested	1,367,213	6,080,902	1,068,748	5,973,251	—	—
Shares redeemed	(7,252,338)	(3,880,440)	(4,917,525)	(2,061,238)	—	—
Net increase (decrease)	(2,579,518)	7,093,330	(3,362,685)	4,173,780	—	—
Investor Class
Shares issued	—	—	—	—	1,890,262	3,283,526
Shares reinvested	—	—	—	—	87,718	698,534
Shares redeemed	—	—	—	—	(1,656,490)	(1,115,793)
Net increase (decrease)	—	—	—	—	321,490	2,866,267
Institutional Class
Shares issued	—	—	—	—	12,619,228	8,078,057
Shares reinvested	—	—	—	—	436,732	2,952,682
Shares redeemed	—	—	—	—	(9,590,296)	(3,492,518)
Net increase (decrease)	—	—	—	—	3,465,664	7,538,221
Total net increase (decrease)	—	—	—	—	3,787,154	10,404,488

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

	Small/Mid Cap Growth Fund		Event Driven Fund
	2022	2021	2022	2021
Fund
Shares issued	276,302	602,661	10,275,917	8,560,659
Shares reinvested	33,544	99,901	241,947	1,677,873
Shares redeemed	(503,594)	(329,889)	(8,515,544)	(5,112,285)
Net increase (decrease)	(193,748)	372,673	2,002,320	5,126,247
Investor Class
Shares issued	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	—	—	—	—
Institutional Class
Shares issued	—	—	—	—
Shares reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	—	—	—	—
Total net increase (decrease)	—	—	—	—
F. RESTRICTED SECURITIES
Restricted securities are securities that are not registered for sale under the Securities Act of 1933, as amended, or applicable foreign law and that may be resold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2022, the Funds held restricted securities as denoted on the Schedules of Investments.
G. LINE OF CREDIT
The Funds obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder redemptions subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5% or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst the Funds based on average net assets. The Funds did not borrow under the line of credit during the period January 1, 2022 through December 31, 2022 and thus had no outstanding balances as of that date.
H. FOREIGN INVESTMENT RISKS
To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.
I. REDEMPTION FEES
Certain Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets.
J. SUBSEQUENT EVENTS
Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

At a meeting held on December 8, 2022, the Board of Trustee’s approved certain changes to the Driehaus Emerging Markets Opportunities Fund effective April 30, 2023 in order to repurpose the Fund from a multi-asset emerging markets fund to a global core equity fund.  These include changing the Fund’s name to the Driehaus Global Fund, changing the principal investment strategy to remove the focus on investments in emerging markets, cease investing in debt securities and cease engaging in hedging transactions, lowering the management fee from 0.90% to 0.65% and reducing the expense cap from 0.99% to 0.75%.  The Board of Trustees also authorized the Adviser to call a special shareholder meeting to change the investment objective of the Fund from seeking total return to seeking capital appreciation.  On February 14, 2023, an initial filing was made with the U.S. Securities and Exchange Commission to commence the process to effectuate these changes.  On February 16, 2023, a preliminary proxy filing was made in order to call a shareholder meeting to effectuate the change to the Fund’s investment objective.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Driehaus Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Driehaus Mutual Funds (the “Trust”) (comprising Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Driehaus Mutual Funds at December 31, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Funds comprising Driehaus Mutual Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Driehaus Emerging Markets Growth Fund
Driehaus Emerging Markets Small Cap Growth Fund
Driehaus Emerging Markets Opportunities Fund
Driehaus International Small Cap Growth Fund
Driehaus Micro Cap Growth Fund
Driehaus Small Cap Growth Fund
Driehaus Event Driven Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Driehaus Small/Mid Cap Growth Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the two years in the period ended December 31, 2022 and the period from May 1, 2020 (commencement of operations) through December 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm — (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and counterparties; when replies were not received from brokers, we performed other audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Driehaus investment companies since 2002.
Chicago, Illinois
February 23, 2023

Interested and Independent Trustees of the Trust (unaudited)

The following table sets forth certain information with respect to the Trustees of the Trust as of December 31, 2022:
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Stephen T. Weber Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1970	Trustee and President	Since Dec. 2020 Since Feb. 2020	Director of Driehaus Trust Company, LLC since March 2021; Chief Executive Officer of the Adviser since March 2021; President and Head of Distribution of the Adviser since February 2020; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.	None.
Independent Trustees:
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee Chair Vice Chair	Since 2012 Since June 2021 2020 to 2021	Retired; President and Chief Executive Officer, National Endowment for Financial Education, 2005 to July 2018.	None.
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor.	Independent Trustee, Brighthouse Funds Trust I since December 2000 and Brighthouse Funds Trust II since May 2009.
Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	Retired; Portfolio Manager.	Independent Trustee, Brighthouse Funds Trust I and Brighthouse Funds Trust II, each from April 2018 to August 2019.

* Mr. Weber became President on February 24, 2020 and a Trustee on December 3, 2020. Mr. Weber is an “interested person” of the Trust and the Adviser, as defined in the 1940 Act, because he is an officer of the Adviser.
** Each Trustee serves as a Trustee until (i) termination of the Trust, (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

Number of portfolios in complex overseen by all Trustees is eight.

Officers of the Trust (unaudited)

The following table sets forth certain information with respect to the officers of the Trust.
Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen T. Weber 25 East Erie Street Chicago, IL 60611 YOB: 1970	President	Since Feb. 2020	Director of Driehaus Trust Company, LLC since March 2021; Chief Executive Officer of the Adviser since March 2021; President and Head of Distribution of the Adviser since February 2020; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.
Robert M. Kurinsky 25 East Erie Street Chicago, IL 60611 YOB: 1972	Vice President and Treasurer	Since 2019	Chief Operating Officer of the Adviser since February 2020, Chief Financial Officer and Treasurer of the Adviser since January 2019; Treasurer and Chief Financial Officer of Driehaus Securities LLC from January 2019 through December 2019; Treasurer, Secretary and Chief Legal Officer of the Keeley Funds, Inc. through December 2018; President and Chief Operating Officer of Keeley-Teton Advisors, LLC from March 2017 to December 2018.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of the Adviser and Driehaus Securities LLC since 2012; General Counsel and Secretary of Driehaus Securities LLC through December 2019.
Anne S. Kochevar 25 East Erie Street Chicago, IL 60611 YOB: 1963	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2019	Chief Compliance Officer of the Adviser since July 2019; Anti-Money Laundering Compliance Officer of Driehaus Securities LLC from July 2019 to December 2019; Chief Compliance Officer of Confluence Investment Management from January 2018 to June 2019; and Chief Compliance Officer of Henderson Global Investors U.S. from November 2014 to January 2018.
Tanya S. Tancheff 333 South Wabash Avenue Chicago, IL 60604 YOB: 1973	Secretary	Since December 2022	The Northern Trust Company, Second Vice President 2022 - Present; ALPS Holdings, Inc., Senior Paralegal 2017 - 2022.
Malinda M. Sanborn 25 East Erie Street Chicago, IL 60611 YOB: 1965	Assistant Treasurer	Since August 2020	Director of Fund Administration of the Advisor since August 2014.
Christina E. Algozine 25 East Erie Street Chicago, IL 60611 YOB: 1985	Assistant Secretary	Since 2019	Assistant Secretary of the Adviser since January 2019; Assistant Secretary of Driehaus Securities LLC from January 2019 to December 2019; Senior Attorney, Aegon USA Investment Management, LLC from December 2014 to January 2019.
The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2022.
Actual Expenses
The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Emerging Markets Growth Fund — Investor Class
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$956.00	$6.85
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.20	$7.07

Emerging Markets Growth Fund — Institutional Class
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$957.50	$5.62
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.46	$5.80

Fund Expense Examples (unaudited) — (Continued)

Emerging Markets Small Cap Growth Fund
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$978.70	$6.18
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.95	$6.31

Emerging Markets Opportunities Fund
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$993.30	$4.97
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,020.21	$5.04

International Small Cap Growth Fund
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$1,054.40	$6.11
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.26	$6.01

Micro Cap Growth Fund
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$1,088.70	$7.58
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.95	$7.32

Small Cap Growth Fund — Investor Class
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$1,040.20	$5.25
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,020.06	$5.19

Fund Expense Examples (unaudited) — (Continued)

Small Cap Growth Fund — Institutional Class
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$1,042.10	$3.91
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,021.37	$3.87

Small/Mid Cap Growth Fund
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$1,015.20	$4.83
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,020.42	$4.84

Event Driven Fund
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Six Months Ended December 31, 2022*
Actual	$1,000.00	$1,008.70	$8.61
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,016.64	$8.64
*    Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period. These amounts exclude the reduction in expenses for fees paid indirectly and may differ from the Fund’s annualized ratio shown in the Financial Highlights.

Emerging Markets Growth Fund – Investor Class	1.39%
Emerging Markets Growth Fund – Institutional Class	1.14%
Emerging Markets Small Cap Growth Fund	1.24%
Emerging Markets Opportunities Fund	0.99%
International Small Cap Growth Fund	1.18%
Micro Cap Growth Fund	1.44%
Small Cap Growth Fund – Investor Class	1.02%
Small Cap Growth Fund – Institutional Class	0.76%
Small/Mid Cap Growth Fund	0.95%
Event Driven Fund	1.70%

Shareholder Information (unaudited)

TAX INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2022
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The Funds designate the following amounts as a long-term capital gain distribution:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
$2,015,660	$—	$—	$6,899,210

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
$13,811,619	$9,211,798	$461,634	$2,582,366
For taxable non-corporate shareholders, the following percentages of income represent qualified dividend income subject to the 15% rate category:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
100.00%	—%	36.97%	—%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
—%	—%	—%	100.00%
For taxable non-corporate shareholders, the following percentages of short-term capital gains represent qualified dividend income subject to the 15% rate category:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
—%	—%	—%	—%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
—%	—%	—%	—%
For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Emerging Markets Opportunities Fund	International Small Cap Growth Fund
8.43%	—%	0.46%	—%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
—%	—%	—%	68.40%

Shareholder Information (unaudited) — (Continued)

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD
A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.
Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2022, is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT. The Funds’ Form NPORT is available electronically on the SEC’s website at http://www.sec.gov. Each Fund’s complete quarterly schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Approval of the Investment Advisory Agreement for Driehaus Mutual Funds (unaudited)

The Board of Trustees (the “Board”) of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (each a “Fund” and collectively, the “Funds”) on September 8, 2022 for a one-year term ending September 30, 2023.  As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement.  The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel.  The Board also received extensive information throughout the year regarding performance and operating results of each Fund.  The Independent Trustees held a meeting with their independent legal counsel on September 1, 2022 to review the materials provided in response to their request and identified areas for further response by Fund management.  Following receipt of further information from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund.  After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.
In connection with the contract review process, the Board considered the factors discussed below, among others.  The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund.  The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.
Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and certain administrative services.  The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution.  The Board noted the Adviser’s role in overseeing the Funds’ other service providers, including the Adviser’s review of expenses.  The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds.  The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.
The Board received and considered performance information provided for each Fund (and share class, as applicable), comparing it to the performance of a peer universe of funds (the “Performance Universe”) and a peer group of funds, as applicable, compiled by Barrington Partners (“Barrington”) using data from Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”), and to each Fund’s primary benchmark index, as identified in reports to shareholders.  The Board noted that the Adviser represented that, because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records (except for Driehaus Event Driven Fund), it was also meaningful to analyze the performance over rolling time periods.  The Board reviewed rolling performance for the Funds for the 1-, 3- and 5-year periods, as applicable, over the life of each Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index.  The Board also noted that the rolling performance information for Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund included the performance of each Fund’s predecessor limited partnership.  Because the predecessor limited partnerships did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of such Funds’ longer-term performance information.  The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.
As to the specific Funds, the Board considered that, as of June 30, 2022, Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the second, first and first quartiles for the 1-, 3- and 5-year periods, respectively (the first quartile being the best performers and the fourth quartile being the worst performers).  The Board noted that Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its benchmark index, the MSCI Emerging Markets Index, for the 1-, 3-, 5- and 10-year periods.  The Board further noted that, as of June 30, 2022, Driehaus Emerging Markets Growth Fund (Institutional Shares) outperformed its

Performance Universe for the 1- and 3-year periods (the Fund’s Institutional Shares inception date was July 17, 2017), ranking in the second and first quartiles, respectively, and that Driehaus Emerging Markets Growth Fund (Institutional Shares) outperformed its benchmark index for each of the above periods.
The Board considered that, as of June 30, 2022, Driehaus International Small Cap Growth Fund outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the second, first and first quartiles, respectively, for the 1-, 3- and 5-year periods.  The Board noted that Driehaus International Small Cap Growth Fund outperformed its benchmark index, the MSCI All Country World ex USA Small Cap Growth Index, for the 3-, 5- and 10-year periods.
The Board considered that, as of June 30, 2022, Driehaus Micro Cap Growth Fund outperformed its Performance Universe for the 3- and 5-year periods, ranking in the fourth, first and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods (the Fund’s inception date was November 18, 2013).  In addition, the Board noted that Driehaus Micro Cap Growth Fund outperformed its benchmark index, the Russell Microcap Growth Index, for each of the above periods.
The Board considered that, as of June 30, 2022, Driehaus Emerging Markets Small Cap Growth Fund outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the first quartile of its Performance Universe for the 1-, 3- and 5-year periods. In addition, the Board noted that Driehaus Emerging Markets Small Cap Growth Fund outperformed its benchmark index, the MSCI Emerging Markets Small Cap Index, for each of the above periods. The Board considered that, as of June 30, 2022, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) performance was in the third and first quartiles, respectively, of its Performance Universe for the 1- and 3-year periods (the Fund’s inception date was August 21, 2017).  The Board noted that Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares) outperformed its benchmark index, the Russell 2000 Growth Index, for each of the above periods.
The Board considered that, as of June 30, 2022, Driehaus Emerging Markets Opportunities Fund outperformed its Performance Universe for the 1-, 3- and 5-year periods, ranking in the first quartile of its Performance Universe (the Fund’s inception date was April 10, 2017).  In addition, the Board noted that Driehaus Emerging Markets Opportunities Fund outperformed its benchmark index, the MSCI Emerging Markets Index, for each of the above periods.
The Board considered that, as of June 30, 2022, Driehaus Small/Mid Cap Growth Fund’s performance was in the second quartile of its Performance Universe for the 1-year period (the Fund’s inception date was May 1, 2020).  In addition, the Board noted that Driehaus Small/Mid Cap Growth Fund outperformed its benchmark index, the Russell 2500 Growth Index, for the same period.
The Board considered that, as of June 30, 2022, Driehaus Event Driven Fund outperformed its Performance Universe for the 3- and 5-year periods, ranking in the fourth, first and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods (the Fund’s inception date was August 26, 2013).  In addition, the Board noted that Driehaus Event Driven Fund outperformed the S&P 500 Index for the 1-year period.  The Board noted the Adviser’s statement that the benchmark for Driehaus Event Driven Fund is more representative for long-only funds and that the HFRX Event Driven Index is more representative of Driehaus Event Driven Fund than the benchmark index.  The Board also reviewed performance for Driehaus Event Driven Fund for the 1-, 3- and 5-year and year-to-date periods ended June 30, 2022, relative to the HFRX Event Driven Index and noted that the Fund outperformed the HFRX Event Driven Index for the 3- and 5-year periods.  The Board considered that the Fund’s objective of a positive return over a full market cycle had been met and that the Fund’s volatility target, as measured by having a standard deviation of two-thirds or less than that of the S&P 500 Index, had been met for each of the 1-, 3- and 5-year periods.
As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.
On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported approval of the Agreement for each Fund.
Fees.  The Board considered each Fund’s contractual management fee rate, operating expenses and total expense ratio as of June 30, 2022 as compared to peer expense group information based on data compiled by Barrington using data from Morningstar (with the fourth quartile being the highest fee).  The Board noted that Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus Small/Mid Cap Growth Fund’s contractual management fee rates were in the first quartile of their respective peer groups, that Driehaus Emerging Markets Small Cap Growth Fund’s and Driehaus Event Driven Fund’s contractual management fee rates were in the second quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Investor Shares and Institutional Shares) and Driehaus Emerging Markets Opportunities Fund’s contractual management fee rates were in the third quartile of their respective peer groups, and that Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s contractual management fee rates were in the fourth quartile of their respective peer groups.

The Board also considered that as of June 30, 2022, Driehaus Small Cap Growth Fund’s (Institutional Shares) and Driehaus Emerging Markets Small Cap Growth Fund’s total expense ratios were in the first quartile of their respective peer groups, that Driehaus Emerging Markets Opportunities Fund’s, Driehaus Small/Mid Cap Growth Fund’s and Driehaus Event Driven Fund’s total expense ratios were in the second quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Institutional Shares) and Driehaus Small Cap Growth Fund’s (Investor Shares) total expense ratios were in the third quartile of their respective peer groups, and that Driehaus Emerging Markets Growth Fund’s (Investor Shares), Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s total expense ratios were in the fourth quartile of their respective peer groups.  In addition, the Board considered the expense reimbursement arrangement with the Adviser for Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares), Driehaus Emerging Markets Opportunities Fund and Driehaus Small/Mid Cap Growth Fund.
The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts and sub-advised unaffiliated mutual funds, as applicable.  With respect to institutional accounts and other mutual funds, the Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts.  In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $638,000 in directed brokerage credits during calendar year 2021, which were used to reduce expenses of the Funds.
On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.
Profitability.  The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds.  The Board considered the estimated costs to the Adviser of managing the Funds.  The Board noted that Driehaus Micro Cap Growth Fund is currently closed to new investors in order to maintain assets at a level that the Adviser believes is prudent, which limits the Fund’s profitability to the Adviser.  The Board also noted that the Funds do not have a Rule 12b 1 fee or shareholder service fee (except for Investor Shares of Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund and for Driehaus Event Driven Fund) and that the Adviser provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, except for Driehaus Emerging Markets Growth Fund (Investor Shares), Driehaus Small Cap Growth Fund (Investor Shares) and Driehaus Event Driven Fund, which reimburse the Adviser under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan.  The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually (noting that Driehaus Small/Mid Cap Growth Fund operated at a loss), the profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.
Economies of Scale.  In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale.  Given the size of the Funds and the capacity constraints of their investment styles, as well as the fee waivers for certain of the Funds, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.
Other Benefits to the Adviser.  The Board also considered the character and amount of other incidental benefits received by the Adviser. The Board noted that payments to the Adviser under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of these fall-out benefits.
Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Principal Financial Officers is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Christopher J. Towle as an audit committee financial expert. Christopher J. Towle is “independent,” as defined by this Item 3. Mr. Towle is a CFA charterholder and his relevant experience includes prior audit committee experience, experience reviewing financial statements, performing company specific financial analysis and creating financial models, as well as coursework in accounting.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2022 and 2021, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $255,000 and $255,000, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2022 and 2021, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”) entered into with E&Y for fiscal years 2022 and 2021, E&Y provided no audit-related services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(c)	Tax Fees

For the fiscal years ended December 31, 2022 and 2021, E&Y billed the registrant $91,850 and $91,200 respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to foreign tax liabilities and passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2022 and 2021, E&Y provided no tax services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2022 and 2021, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2022 and 2021, E&Y provided no other services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2022 and 2021, E&Y billed the registrant $91,850 and $91,200, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2022 and 2021, E&Y billed DCM $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 13(a)(1) Ex99.Code of Ethics.

(a)(2)	The certifications for the Registrant’s required by to Rule 30a-2(a) of the Investment Company Act of 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Driehaus Mutual Funds

By:	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date:	March 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date:	March 2, 2023

By:	/s/ Robert M. Kurinsky
Robert M. Kurinsky, Vice President and Treasurer
(principal financial officer)

Date:	March 2, 2023